UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05151

J.P. Morgan Mutual Fund Group

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2008 through August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2008 (UNAUDITED)

JPMorgan Funds

Income

Funds

JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Bond Fund	2
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Enhanced Income Fund	6
JPMorgan Real Return Fund	8
JPMorgan Short Term Bond Fund	10
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	14
Schedules of Portfolio Investments	16
Financial Statements	60
Financial Highlights	78
Notes to Financial Statements	90
Schedule of Shareholder Expenses	103
Board Approval of Investment Advisory Agreements	106

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Tax Aware Real Return — Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise. The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations. The Fund may be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

***	Highbridge Statistical Market Neutral — There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. The Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year). This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

PRESIDENT’S LETTER
SEPTEMBER 30, 2008 (Unaudited)

Dear Shareholder:

Events over the last year and particularly, over the last few months have produced one of the most challenging market environments in recent memory. An economy, already weakened by falling home prices and high energy costs, has been further damaged by a major global financial crisis. While governments around the world have responded in a dramatic and forceful way, the outlook for the economy and financial markets remains unusually uncertain and this reality has contributed to higher volatility as well as significant declines in some markets. Indeed, the average daily move up or down in the Dow Jones Industrial Average (the “Dow”) over the past year has been 132 points, 72% higher than in the prior decade and, as of September 30, 2008, the Dow is down 23% from its peak of last October.

This is also a particularly difficult period for an area of the market that is not quite as visible to investors — the credit and fixed income markets. One measure of this is the difference between the three-month LIBOR rate — the rate at which banks lend to each other — and the prevailing rate on three-month Treasury bills. Between 1997 and 2006, the LIBOR rate averaged just 0.45% above the Treasury rate — indicating that banks regarded each other as very trustworthy borrowers. In September of this year, this gap widened to an average of 2.00% — indicating an extraordinary concern about the well-being of major financial institutions. The stress in credit markets has also been observed in significant increases in the yields on municipal and corporate debt and tightened lending standards by banks.

Rather than reacting emotionally during these times of uncertainty, we should focus on some fundamental tenets of investing. Among these are:

•	Developing and sticking with an investment plan that is both dispassionate and independent of short-term market events. While staying the course and sticking to a plan doesn’t eliminate risk, it does reduce the danger of buying and selling at the wrong time, a behavior that can undermine your investment goals.

•	Managing investment risks through diversification. A diverse mix of investments — including stocks, bonds, and cash, as well as alternative investments such as U.S. REITS, high yield income, commodities, and emerging markets debt — properly aligned to your investment goals, time horizon, and risk tolerance, can provide a smoother path of long-term returns.

•	Seeking long-term professional advice. As shareholders, you already know the value of professional advice. Take this time to consult with your financial advisor. Your advisor can help you maintain perspective, and ensure that your portfolio is properly positioned to defend against cycles of market volatility.

U.S. Treasury Department’s Temporary Guarantee Program

The financial crisis has also led to some questions about the safety of money market funds. Although the Funds in this report are not money market funds, the Funds use JPMorgan money market funds as a short term investment vehicle. All of JPMorgan’s money market funds continue to be invested in the highest quality short-term securities with strong liquidity positions and have maintained a $1.00 net asset value. JPMorgan’s approach to risk management, along with a stringent focus on credit standards and extensive experience in managing liquidity investments, have allowed our money market funds to maintain liquidity and provide current income to our shareholders throughout all market conditions.

Despite the fact that our fund complex is strong, we believe that it is in the best interests of our fund shareholders to participate in the U.S. Treasury Department’s Temporary Guarantee Program for U.S. Money Market Funds. With this program, shareholders in JPMorgan Money Market Funds (with the exception of the JPMorgan 100% U.S. Treasury Securities Money Market Fund) will have federal insurance on their existing balances as of September 19, 2008 and through the period ending December 18, 2008. Following this period, the Treasury will review whether the program should continue, and the JPMorgan Funds Board would vote on its continued participation.

New investing opportunities*

Even during market uncertainty, we continue to look to the future by introducing new products and differentiated investment solutions. As a leader in financial innovation, we have introduced 32 new funds over the past few years, including our Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return.** We’ve also expanded investment opportunities with innovative offerings such as the Highbridge Statistical Market Neutral Fund, which has the potential to add diversification, and seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing and lower overall risk.*** Your financial advisor can help you decide whether these strategies are appropriate for your portfolio.

Additionally, I am proud to unveil our newly designed website: www.jpmorganfunds.com. The site delivers more detailed information about our funds, and also offers online versions of our market views and commentaries, which provide essential and critical insights about the markets and economy. I encourage you to visit our site to learn more about our innovative products and resources and how they, along with our timeless principles of investing, can continue to serve you in this current market environment.

On behalf of everyone at JPMorgan Asset Management, thank you for your continued confidence and trust. We look forward to serving your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 26, 1993
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$343,583
Primary Benchmark	Lehman Brothers U.S. Aggregate Index*
Average Credit Quality	A+
Duration	5.1

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity,** returned –8.88%*** (Institutional Class Shares) for the six months ended August 31, 2008 compared to the 0.18% return of the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in mortgage-backed securities (MBS). The mortgage market faced significant pressure due to liquidity concerns, heightened volatility and deleveraging (raising cash) by banks and hedge funds. Spreads widened to an all-time high as margin calls forced several hedge funds to liquidate their mortgage holdings. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. The Fund’s MBS were slightly more volatile than those represented in the benchmark. This factor, combined with an overweight in the mortgage sector, detracted from performance. Investment-grade corporate securities, especially financial holdings, also hurt returns. In particular, Fannie Mae and Freddie Mac preferred securities held by the Fund experienced significant volatility due to market concerns about their respective capitalizations.

On the positive side, allocations in high-yield (junk bonds) and agency securities contributed to performance. General spread-tightening, security selection and tactical reduction in the Fund’s exposure to high-yield securities helped returns. A bias toward higher-coupon mortgages also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team balanced top-down macroeconomic themes with bottom-up security selection and interest rate management. The Fund also allocated its investments to extended sectors, such as emerging market and high-yield debt.

LONG POSITIONS PORTFOLIO COMPOSITION****

Corporate Bonds	35.6%
Mortgage Pass-Through Securities	26.0
Collateralized Mortgage Obligations	15.3
Asset-Backed Securities	5.7
Foreign Government Securities	4.8
Commercial Mortgage-Backed Securities	3.2
Private Placements	3.1
U.S. Treasury Obligations	2.4
Loan Participations & Assignments	1.0
Others (each less than 1.0%)	1.5
Short-Term Investments	1.4

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total long investments as of August 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(9.01)%	(8.50)%	1.26%	3.47%
With Sales Charge*		(12.46)	(11.91)	0.49	3.08
CLASS B SHARES	9/10/01
Without CDSC		(9.27)	(9.16)	0.59	2.89
With CDSC**		(14.27)	(14.16)	0.19	2.89
CLASS C SHARES	3/31/03
Without CDSC		(9.33)	(9.10)	0.56	2.94
With CDSC***		(10.33)	(10.10)	0.56	2.94
SELECT CLASS SHARES	9/10/01	(8.86)	(8.39)	1.40	3.48
INSTITUTIONAL CLASS SHARES	7/26/93	(8.88)	(8.35)	1.54	3.65
ULTRA SHARES	9/10/01	(8.85)	(8.25)	1.63	3.76

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class, Class A and Class B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder were similar to those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Bond Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate Investment Grade Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$320,571
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BB+
Duration	6.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned –1.02%** (Select Class Shares) for the six months ended August 31, 2008, compared to the 1.05% return of the JPMorgan Emerging Markets Bond Index Global for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to spread-widening in the emerging markets, given concerns about the health of the financial sector. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. In particular, overweights in Argentina, the Ukraine and Russia detracted from performance. In Argentina, political concerns continued to weigh on the market. The military conflict between Russia and Georgia over the South Ossetia region led to poor performance of markets in the Ukraine and Russia and a downgrade of Georgia. Spreads widened in Russia and the Ukraine on fears that Russia might be emboldened to take a more aggressive stance toward the Ukrainian government.

On the positive side, overweights in Peru and Uruguay contributed to performance. Bond markets in Peru and Uruguay rallied after receiving credit-quality upgrades. Security selection in Turkey, Brazil and Uruguay also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we remained optimistic toward the long-term outlook of emerging markets countries, we pursued our fundamental investment process with caution, given market volatility. We continued to rely on our sector-specialist teams to identify relative-value security selection opportunities in an effort to overweight undervalued issues and underweight overvalued issues. We positioned the Fund with a bias toward countries possessing the potential to be strongly insulated from a higher-rate environment, including those we believed unlikely to require current financing. We also favored commodity-exporting countries and those with trade surpluses.

PORTFOLIO COMPOSITION***

Foreign Government Securities	73.9%
Corporate Bonds	21.6
Others (each less than 1.0%)	0.8
Short-Term Investment	3.7

SUMMARY OF INVESTMENTS BY COUNTRY***

Brazil	20.2%
Russia	16.5
Venezuela	9.4
Ukraine	6.1
Turkey	5.2
United States	4.0
Mexico	3.8
Philippines	3.4
Argentina	3.1
Guatemala	2.6
Indonesia	2.4
Peru	2.4
Uruguay	2.0
Colombia	1.9
Dominican Republic	1.8
Netherlands	1.8
Egypt	1.7
Costa Rica	1.3
Gabon	1.2
Chile	1.2
Iraq	1.2
Trinidad & Tobago	1.2
Ecuador	1.1
Others (each less than 1.0%)	4.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		(1.15)%	4.88%	10.92%	14.60%
With Sales Charge*		(4.88)	0.91	10.08	14.16
CLASS C SHARES	6/30/06
Without CDSC		(1.28)	4.49	10.70	14.48
With CDSC**		(2.28)	3.49	10.70	14.48
CLASS R5 SHARES	5/15/06	(0.92)	5.35	11.15	14.72
SELECT CLASS SHARES	4/17/97	(1.02)	5.14	11.05	14.66

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the JPMorgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   5

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2001
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$53,687
Primary Benchmark	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA
Duration	0.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation,* returned –4.85%** (Institutional Class Shares) for the six months ended August 31, 2008, compared to the 1.48% return of the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in asset-backed securities (ABS). Spreads among ABS widened dramatically, resulting from sub-prime write-downs, uncertainties about monoline bond insurers and negative ratings actions. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s allocation in mortgage-backed securities (MBS) also detracted from performance. The mortgage market faced significant pressure stemming from liquidity concerns, heightened volatility and deleveraging (raising cash) by banks and hedge funds. MBS spreads widened to an all-time high, as margin calls forced several hedge funds to liquidate their mortgage holdings. The Fund’s yield curve positions and positions in investment-grade corporate securities, especially financial holdings, also hurt returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection, using interest rate management. We also attempted to utilize allocations in a broad range of sectors and tactically manage duration. The Fund typically maintained a duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) of 1.5 years or less.

PORTFOLIO COMPOSITION***

Corporate Bonds	33.7%
Asset-Backed Securities	20.9
Collateralized Mortgage Obligations	12.7
Commercial Mortgage-Backed Securities	2.3
Certificate of Deposit	1.7
Short-Term Investments	28.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/01	(4.85)%	(7.60)%	0.71%	0.93%

LIFE OF FUND PERFORMANCE (11/30/01 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Enhanced Income Fund and the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index from November 30, 2001 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar denominated deposits. LIBOR is an abbreviation for the “London Interbank Offered Rate”. Similar to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   7

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$84,248
Primary Benchmark	Lehman Brothers U.S. TIPS Index*
Average Credit Quality	AAA
Duration	7.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,** returned –2.33%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the –0.04% return for the Lehman Brothers U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its non treasury holdings including mortgages, enhanced cash and corporates. (enhanced cash vehicles are short-term investments that strive for higher yields than money market rates with slightly less liquidity) The market faced significant pressure due to liquidity concerns, heightened volatility and deleveraging (raising cash) by banks and hedge funds, led to a flight to quality that helped U.S. Treasury securities but hurt non-Treasury sectors.

On the positive side, inflation-linked securities (TIPS) contributed to performance, buoyed by investors’ expectation that inflation would increase. TIPS also benefited from the market’s continued flight to quality into Treasuries and away from other fixed income areas.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to seek opportunistic, relative-value investments in TIPS and non-inflation linked securities, domestically and globally. We balanced top-down macroeconomic themes with bottom-up security selection. In addition, we employed interest rate management as part of our investment and risk management strategy.

PORTFOLIO COMPOSITION****

U.S. Treasury Obligations	89.1%
Foreign Government Securities	2.3
Collateralized Mortgage Obligations	1.7
Asset-Backed Securities	1.0
Options Purchased	1.0
Others (each less than 1.0%)	0.9
Short-Term Investments	4.0

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		(2.45)%	8.15%	3.28%
With Sales Charge*		(6.15)	4.12	1.97
CLASS C SHARES	9/1/05
Without CDSC		(2.59)	7.64	2.78
With CDSC**		(3.59)	6.64	2.78
SELECT CLASS SHARES	9/1/05	(2.33)	8.35	3.56
INSTITUTIONAL CLASS SHARES	9/1/05	(2.24)	8.50	3.72

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Lehman Brothers U.S. TIPS Index and Lipper Treasury Inflation Protected Securities Funds Index from September 1, 2005 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Lehman Brothers U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Lipper Treasury Inflation Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   9

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 13, 1993
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$45,470
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	A+
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total return, consistent with low volatility of principal,* returned –5.69%** (Institutional Class Shares) for the six months ended August 31, 2008, compared to the 0.25% return of the Merrill Lynch 1–3 Year Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in mortgage-backed securities (MBS). The mortgage market faced significant pressure due to liquidity concerns, heightened volatility and deleveraging (raising cash) by banks and hedge funds. Spreads widened to an all-time high, as margin calls forced several hedge funds to liquidate their mortgage holdings. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Investment-grade corporate securities, especially financial holdings, also hurt returns.

On the positive side, commercial mortgage-backed securities (CMBS) helped returns. Security selection in the CMBS sector drove results. Collateralized mortgage obligations also contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection. In addition, we employed interest rate management as part of our investment and risk management strategies.

PORTFOLIO COMPOSITION***

Asset-Backed Securities	33.6%
U.S. Treasury Obligations	15.1
Corporate Bonds	12.2
Collateralized Mortgage Obligations	9.8
Foreign Government Securities	1.1
Short-Term Investments	28.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(5.92)%	(4.86)%	0.79%	2.88%
With Sales Charge*		(8.02)	(6.96)	0.33	2.64
SELECT CLASS SHARES	9/10/01	(5.89)	(4.74)	0.97	3.02
INSTITUTIONAL CLASS SHARES	9/13/93	(5.69)	(4.51)	1.24	3.29

*	Sales Charge for Class A Shares is 2.25%

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Short Term Bond Fund, the Merrill Lynch 1–3 Year Treasury Index and the Lipper Short Investment Grade Bond Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes and bonds with maturities of one to three years. The Lipper Short Investment Grade Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$202,708
Primary Benchmark	Lehman Brothers 1–3 Year U.S. Government Bond Index*
Average Credit Quality	AA+
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,** returned –2.80%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.25% return of the Lehman Brothers 1–3 Year U.S. Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in mortgage-backed securities (MBS). The mortgage market faced significant pressure due to liquidity concerns, heightened volatility and deleveraging (raise cash) by banks and hedge funds. Spreads widened to an all-time high, as margin calls forced several hedge funds to liquidate their mortgage holdings. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Investment-grade corporate securities, especially financial holdings, also hurt returns.

On the positive side, commercial mortgage-backed securities (CMBS) helped returns. Security selection in the CMBS sector drove results. Collateralized mortgage obligations also contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection across a global set of opportunities. We also employed interest rate management as part of our investment and risk management strategies. In addition, we utilized allocations in a broad range of sectors, including emerging market debt, while tactically managing duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates).

PORTFOLIO COMPOSITION****

U.S. Government Agency Securities	34.7%
Corporate Bonds	18.5
Asset-Backed Securities	16.0
Commercial Mortgage Backed Securities	11.8
Collateralized Mortgage Obligations	9.1
Foreign Government Securities	2.3
Short-Term Investments	7.6

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		(2.83)%	(1.58)%	1.57%	3.15%
With Sales Charge*		(4.99)	(3.75)	1.11	2.92
CLASS M SHARES	7/1/99
Without Sales Charge		(2.95)	(1.82)	1.32	2.92
With Sales Charge**		(4.43)	(3.31)	1.00	2.77
SELECT CLASS SHARES	11/30/90	(2.80)	(1.33)	1.83	3.44

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class M Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of the Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Lehman Brothers 1–3 Year U.S. Government Bond Index and the Lipper Short Investment Grade Bond Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   13

JPMorgan Strategic Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 17, 1997
Fiscal Year End	Last Day of February
Net Assets as of 8/31/2008 (In Thousands)	$11,551
Primary Benchmark	Lehman Brothers U.S. Aggregate Index*
Average Credit Quality	AA–
Duration	6.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Fund, which seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties,** returned –2.69%*** (Institutional Class Shares) for the six months ended August 31, 2008, compared to the 0.18% return of the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in mortgage-backed securities (MBS). The mortgage market faced significant pressure due to liquidity concerns, heightened volatility and deleveraging (raising cash) by banks and hedge funds. Spreads widened to an all-time high, as margin calls forced several hedge funds to liquidate their mortgage holdings. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s MBS were slightly more volatile than those represented in the benchmark. This factor, combined with an overweight in the mortgage sector, detracted from performance. Investment-grade corporate securities, especially financial holdings, also hurt returns.

On the positive side, allocations in high-yield (junk bonds) and agency securities contributed to performance. General spread-tightening, security selection and tactical reduction in the Fund’s exposure to high-yield securities helped returns. A bias toward higher-coupon mortgages also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection across a global set of opportunities. In addition, we employed interest- rate-management strategies, including allocations to actively managed higher-volatility sectors.

LONG POSITIONS PORTFOLIO COMPOSITION****

Corporate Bonds	22.6%
Mortgage Pass-Through Securities	22.2
U.S. Treasury Obligations	19.0
Foreign Government Securities	10.3
Collateralized Mortgage Obligations	5.3
Asset-Backed Securities	3.8
Commercial Mortgage Backed Securities	2.7
Options Purchased	1.4
Others (each less than 1.0%)	0.7
Short-Term Investments	12.0

LONG POSITIONS SUMMARY OF
INVESTMENTS BY COUNTRY****

United States	82.1%
Dominican Republic	2.4
United Kingdom	2.2
Russia	1.5
Mexico	1.3
Colombia	1.1
Others (each less than 1.0%)	9.4

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total long investments as of August 31, 2008. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(2.73)%	0.45%	3.68%	4.24%
With Sales Charge*		(6.37)	(3.32)	2.89	3.84
CLASS B SHARES	2/19/05
Without CDSC		(2.95)	0.06	3.32	4.06
With CDSC**		(7.95)	(4.94)	2.97	4.06
CLASS C SHARES	2/19/05
Without CDSC		(2.95)	(0.04)	3.33	4.06
With CDSC***		(3.95)	(1.04)	3.33	4.06
SELECT CLASS SHARES	9/10/01	(2.59)	0.81	3.96	4.45
INSTITUTIONAL CLASS SHARES	3/17/97	(2.69)	0.72	4.20	4.75

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on March 17, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Global Strategic Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower). Returns for Class B and Class C Shares prior to inception dates are based on the performance of Class A Shares which has lower expenses to those of Class B and Class C Shares (during this period, therefore, the performance of Class B and Class C Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Strategic Income Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Multi-Sector Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 130.3%
	Asset-Backed Securities — 7.6%
2,240	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 2.65%, 04/25/36 (m)	1,898
84	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 2.97%, 02/15/12 (e) (m)	82
650	Bank of America Credit Card Trust, Series 2006-C4, Class C4, VAR, 2.70%, 11/15/11 (m)	635
	Capital One Prime Auto Receivables Trust,
491	Series 2005-1, Class A4, VAR, 2.49%, 04/15/11 (m)	489
775	Series 2007-1, Class A2, 5.43%, 02/15/10 (m)	778
1,010	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, VAR, 2.68%, 01/09/12 (m)	965
2,085	Citigroup Mortgage Loan Trust, Inc., Series 2007-12, Class 2A1, 6.50%, 10/25/36 (e) (m)	1,517
17	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	17
	Countrywide Asset-Backed Certificates,
1,397	Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	1,177
8	Series 2004-1, Class 3A, VAR, 2.75%, 04/25/34 (m)	7
590	Series 2004-1, Class M1, VAR, 2.97%, 03/25/34 (m)	448
480	Series 2004-1, Class M2, VAR, 3.02%, 03/25/34 (m)	407
161	Series 2005-3, Class AF3, VAR, 4.82%, 08/25/35 (m)	159
420	Series 2005-11, Class AF3, VAR, 4.78%, 02/25/36 (m)	361
	Countrywide Home Equity Loan Trust,
112	Series 2004-1, Class A, VAR, 2.76%, 02/15/34 (m)	79
133	Series 2004-K, Class 2A, VAR, 2.77%, 02/15/34 (m)	96
991	Ford Credit Auto Owner Trust, Series 2007-A, Class A2A, 5.42%, 04/15/10 (m)	997
25	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	25
	GSAMP Trust,
7	Series 2004-OPT, Class A1, VAR, 2.81%, 11/25/34 (m)	5
366	Series 2005-WMC2, Class A2B, VAR, 2.73%, 11/25/35 (m)	348
5,112	Helios Finance LP, (Cayman Islands), Series 2007-S1, Class B1, VAR, 3.17%, 10/20/14 (e) (f) (i)	2,812
2,240	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, VAR, 2.66%, 01/25/36 (m)	1,708
	K2 (USA) LLC,
2,500	VAR, 5.62%, 02/15/10 (f) (i) (s) (v)	—
8,000	Series 2, VAR, 5.61%, 02/15/11 (f) (i) (s) (v)	—
9,000	Series 2007-2D, VAR, 5.81%, 02/15/10 (f) (i) (s) (v)	—
8,500	Series 2007-2I, VAR, 5.81%, 02/15/10 (f) (i) (s) (v)	—
9,000	Series 2007-2J, VAR, 5.81%, 02/15/11 (f) (i) (s) (v)	—
456	Lehman XS Trust, Series 2005-7N, Class 1A1A, VAR, 2.74%, 12/25/35 (m)	296
3,100	Links Finance LLC, VAR, 3.05%, 09/15/08 (e) (f) (i) (s)	—
	Long Beach Mortgage Loan Trust,
910	Series 2004-1, Class M1, VAR, 2.97%, 02/25/34 (m)	693
610	Series 2004-1, Class M2, VAR, 3.02%, 02/25/34 (m)	456
670	Series 2004-3, Class M1, VAR, 3.04%, 07/25/34 (m)	511
	MASTR Asset Backed Securities Trust,
696	Series 2006-AB1, Class A1, VAR, 2.61%, 02/25/36 (m)	687
2,240	Series 2006-NC1, Class A3, VAR, 2.66%, 01/25/36 (m)	1,952
1,790	Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV2, VAR, 2.60%, 06/25/37 (m)	1,416
610	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 2.92%, 03/25/35 (m)	437
1,200	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, VAR, 2.59%, 03/25/36 (m)	1,188
	Option One Mortgage Loan Trust,
209	Series 2003-1, Class A2, VAR, 3.31%, 02/25/33 (m)	171
140	Series 2003-5, Class A2, VAR, 2.79%, 08/25/33 (m)	123
849	Peco Energy Transition Trust, Series 2000-A, Class A3, 7.63%, 03/01/10 (m)	866
1,190	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15 (m)	1,265
677	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, VAR, 2.70%, 01/25/36 (m)	600
	Residential Asset Securities Corp.,
112	Series 2002-KS4, Class AIIB, VAR, 2.97%, 07/25/32 (m)	98
160	Series 2003-KS5, Class AIIB, VAR, 3.05%, 07/25/33 (m)	114

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
71	Specialty Underwriting & Residential Finance, Series 2005-BC3, Class A2B, VAR, 2.72%, 06/25/36 (m)	70
	Wachovia Asset Securitization, Inc.,
242	Series 2002-HE2, Class A, VAR, 2.90%, 12/25/32 (m)	184
150	Series 2003-HE3, Class A, VAR, 2.72%, 11/25/33 (m)	119
	Total Asset-Backed Securities (Cost $72,429)	26,256
	Collateralized Mortgage Obligations — 20.3%
	Agency CMO — 2.4%
	Federal Home Loan Mortgage Corp., REMICS,
108	Series 2508, Class PE, 5.50%, 05/15/28 (m)	109
4,231	Series 2701, Class ST, IF, IO, 4.53%, 08/15/21 (m)	333
345	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	2
677	Series 2772, Class GI, IO, 5.00%, 11/15/22 (m)	11
2,566	Series 2779, Class SM, IF, IO, 4.68%, 10/15/18 (m)	235
503	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	8
5,596	Series 2861, Class GS, IF, IO, 4.73%, 01/15/21 (m)	294
1,969	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	61
1,845	Series 2931, Class GA, 5.00%, 11/15/28 (m)	1,868
1,492	Series 2971, Class PI, IO, 5.50%, 03/15/26 (m)	89
245	Series 2980, Class QB, 6.50%, 05/15/35 (m)	253
2,837	Series 3149, Class IU, IO, 6.00%, 09/15/25 (m)	207
6,442	Series 3174, Class SA, IF, IO, 5.23%, 04/15/36 (m)	857
	Federal National Mortgage Association Whole Loan,
62	Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	61
870	Series 2003-W6, Class 1A41, 5.40%, 10/25/42 (m)	864
	Federal National Mortgage Association, REMICS,
1,656	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	143
978	Series 2007-50, Class CS, HB, IF, 24.82%, 09/25/32 (m)	1,030
6,887	Federal National Mortgage Association, STRIPS, Series 378, Class 5, IO, 5.00%, 07/01/36 (m)	1,729
	Government National Mortgage Association,
22	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	—	(h)
586	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	10
		8,164
	Non-Agency CMO — 17.9%
	Adjustable Rate Mortgage Trust,
110	Series 2005-4, Class 7A2, VAR, 2.70%, 08/25/35 (m)	70
525	Series 2005-5, Class 6A21, VAR, 2.70%, 09/25/35 (m)	305
95	Series 2005-6A, Class 2A1, VAR, 2.78%, 11/25/35 (m)	62
4,247	American Home Mortgage Assets, Series 2006-2, Class 2A1, VAR, 2.66%, 09/25/46 (m)	2,602
12,252	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.00%, 11/25/36 (m)	9,762
	Countrywide Alternative Loan Trust,
1,738	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	1,321
3,670	Series 2006-OA1, Class 2A1, VAR, 2.68%, 03/20/46 (m)	2,311
2,981	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	2,804
	CS First Boston Mortgage Securities Corp.,
166	Series 2003-29, Class 7A1, 6.50%, 12/25/33 (m)	137
642	Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	641
2,690	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR1, Class 1A2, VAR, 2.68%, 02/25/36 (m)	2,227
1,058	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 2.83%, 12/20/54 (m)	984
5,171	Greenpoint Mortgage Funding Trust, Series 2006-OH1, Class A1, VAR, 2.65%, 01/25/37 (m)	3,201
	Harborview Mortgage Loan Trust,
1,501	Series 2005-3, Class 2A1A, VAR, 2.71%, 06/19/35 (m)	909
2,149	Series 2005-13, Class 2A11, VAR, 2.75%, 02/19/36 (m)	1,399
956	Series 2006-8, Class 2A1A, VAR, 2.66%, 08/21/36 (m)	594
	Indymac Index Mortgage Loan Trust,
271	Series 2004-AR7, Class A1, VAR, 2.91%, 09/25/34 (m)	145
9,615	Series 2006-AR2, Class 4A1, VAR, 5.93%, 09/25/36 (m)	6,257
5,538	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.50%, 09/25/37 (m)	4,467
	RESI Finance LP, (Cayman Islands),
2,805	Series 2003-C, Class B3, VAR, 3.86%, 09/10/35 (e) (m)	1,964
535	Series 2003-C, Class B4, VAR, 4.06%, 09/10/35 (e) (m)	353

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
591	Series 2003-D, Class B3, VAR, 3.76%, 12/10/35 (e) (m)	416
856	Series 2003-D, Class B4, VAR, 3.96%, 12/10/35 (e) (m)	567
1,018	Series 2005-A, Class B3, VAR, 3.04%, 03/10/37 (e) (m)	584
346	Series 2005-A, Class B4, VAR, 3.14%, 03/10/37 (e) (m)	188
2,543	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	1,640
174	SACO I, Inc., (Bear Stearns), Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	175
423	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 2.70%, 05/25/45 (m)	285
	WaMu Mortgage Pass Through Certificates,
284	Series 2005-AR02, Class 2A21, VAR, 2.80%, 01/25/45 (m)	175
444	Series 2005-AR09, Class A1A, VAR, 2.79%, 07/25/45 (m)	301
486	Series 2005-AR15, Class A1A1, VAR, 2.73%, 11/25/45 (m)	309
289	Series 2005-AR17, Class A1A1, VAR, 2.74%, 12/25/45 (m)	180
892	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1A, VAR, 2.66%, 07/25/46 (m)	551
	Wells Fargo Mortgage Backed Securities Trust,
628	Series 2003-2, Class A6, 5.25%, 02/25/18 (m)	625
7,983	Series 2003-M, Class A1, VAR, 4.71%, 12/25/33 (m)	7,465
1,235	Series 2006-AR3, Class A1, VAR, 5.70%, 03/25/36 (m)	1,096
5,785	Series 2007-AR4, Class A1, VAR, 6.00%, 08/25/37 (m)	4,538
		61,610
	Total Collateralized Mortgage Obligations (Cost $89,910)	69,774
	Commercial Mortgage-Backed Securities — 4.2%
	Bear Stearns Commercial Mortgage Securities,
2,085	Series 2005-PWR9, Class A4A, 4.87%, 09/11/42 (m)	1,926
1,865	Series 2005-T18, Class A4, VAR, 4.93%, 02/13/42 (m)	1,735
1,125	Series 2005-T20, Class A4A, VAR, 5.30%, 10/12/42 (m)	1,061
	Greenwich Capital Commercial Funding Corp.,
2,425	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42 (m)	2,255
2,425	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42 (m)	2,015
	LB-UBS Commercial Mortgage Trust,
22	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	22
970	Series 2006-C1, Class A4, 5.16%, 02/15/31 (m)	881
1,820	Series 2006-C4, Class A4, VAR, 6.08%, 06/15/38 (m)	1,728
1,014	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 2.59%, 09/15/21 (e) (m)	947
1,170	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.84%, 05/12/39 (m)	1,098
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	757
170	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42 (m)	160
	Total Commercial Mortgage-Backed Securities (Cost $15,919)	14,585
	Corporate Bonds — 47.3%
	Aerospace & Defense — 0.1%
515	L-3 Communications Corp., 5.88%, 01/15/15 (m)	485
	Auto Components — 0.4%
218	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (m)	224
585	Tenneco, Inc., 8.13%, 11/15/15 (m)	525
	TRW Automotive, Inc.,
360	7.00%, 03/15/14 (e) (m)	317
365	7.25%, 03/15/17 (e) (m)	314
		1,380
	Beverages — 0.5%
830	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	813
960	Dr. Pepper Snapple Group, Inc., 6.82%, 05/01/18 (e) (m)	978
		1,791
	Capital Markets — 5.2%
850	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	848
1,340	Credit Suisse Guernsey Ltd., (Switzerland), VAR, 3.49%, 05/15/17 (m) (x)	998
1,845	Goldman Sachs Group, Inc. (The), 6.75%, 10/01/37 (m)	1,623
485	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Co., PIK, 8.88%, 04/01/15 (m)	484
1,790	Lehman Brothers Holdings Capital Trust V, VAR, 5.86%, 05/31/12 (m) (x)	935
	Lehman Brothers Holdings, Inc.,
3,140	VAR, 2.91%, 08/21/09 (m)	2,948
1,120	VAR, 2.95%, 05/25/10 (m)	1,023

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Capital Markets — Continued
	Merrill Lynch & Co., Inc.,
1,355	6.05%, 08/15/12 (m)	1,299
1,010	VAR, 3.00%, 11/01/11 (m)	892
850	VAR, 3.05%, 02/06/09 (m)	834
	Morgan Stanley,
1,470	5.45%, 01/09/17 (m)	1,280
810	5.63%, 01/09/12 (m)	795
1,120	VAR, 2.90%, 05/07/10 (m)	1,078
2,400	VAR, 2.91%, 02/09/09 (m)	2,379
630	VAR, 4.90%, 05/14/10 (m)	623
		18,039
	Chemicals — 0.8%
480	Huntsman LLC, 11.50%, 07/15/12 (m)	502
580	Ineos Group Holdings plc, (United Kingdom), 8.50%, 02/15/16 (e) (m)	371
	Nalco Co.,
290	7.75%, 11/15/11 (m)	294
450	8.88%, 11/15/13 (m)	468
705	PolyOne Corp., 8.88%, 05/01/12 (m)	703
490	Terra Capital, Inc., 7.00%, 02/01/17 (m)	476
		2,814
	Commercial Banks — 4.3%
2,380	Deutsche Bank AG, (Germany), 5.38%, 10/12/12 (m)	2,393
670	Glitnir Banki HF, (Iceland), VAR, 2.95%, 10/15/08 (e) (m)	669
1,040	HBOS plc, (United Kingdom), VAR, 5.92%, 10/01/15 (e) (m) (x)	673
715	HSBC Bank USA N.A., 7.00%, 01/15/39 (m)	709
1,195	ICICI Bank Ltd., (India), VAR, 3.33%, 01/12/10 (e) (m)	1,161
3,360	Korea Development Bank, (South Korea), VAR, 2.93%, 04/03/10 (m)	3,318
1,520	Royal Bank of Scotland Group plc, (United Kingdom), VAR, 7.64%, 09/29/17 (m) (x)	1,284
2,535	Shinsei Finance II, (Cayman Islands), VAR, 7.16%, 07/25/16 (e) (m) (x)	1,622
2,020	VTB 24 Capital S.A. for Bank VTB 24 OSJC, (Ireland), VAR, 3.50%, 12/07/09	1,962
1,045	Woori Bank, (South Korea), VAR, 5.75%, 03/13/14 (e) (m)	1,045
		14,836
	Commercial Services & Supplies — 0.4%
590	ACCO Brands Corp., 7.63%, 08/15/15 (m)	496
	Allied Waste North America, Inc.,
475	7.25%, 03/15/15 (m)	481
225	7.38%, 04/15/14 (m)	227
185	Corrections Corp. of America, 6.25%, 03/15/13 (m)	181
		1,385
	Consumer Finance — 0.6%
1,270	Ford Motor Credit Co. LLC, 7.80%, 06/01/12 (m)	943
595	GMAC LLC, 6.88%, 08/28/12 (m)	349
650	John Deere Capital Corp., 5.35%, 04/03/18 (m)	643
		1,935
	Containers & Packaging — 0.2%
275	Owens Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	283
510	Smurfit-Stone Container Enterprises, Inc., 8.38%, 07/01/12 (m)	448
		731
	Diversified Consumer Services — 0.2%
350	Service Corp. International, 7.38%, 10/01/14 (m)	341
445	Stewart Enterprises, Inc., 6.25%, 02/15/13 (m)	430
		771
	Diversified Financial Services — 3.2%
1,615	Allstate Life Global Funding Trusts, 5.38%, 04/30/13 (m)	1,613
275	Bank of America Corp., 5.65%, 05/01/18 (m)	254
	Citigroup, Inc.,
1,470	5.50%, 04/11/13 (m)	1,418
2,240	6.50%, 08/19/13 (m)	2,242
195	Digicel Group Ltd., (Bermuda), 8.88%, 01/15/15 (e) (m)	183
2,065	General Electric Capital Corp., 5.88%, 01/14/38 (m)	1,859
1,340	Genworth Life Institutional Funding Trust, 5.88%, 05/03/13 (e) (m)	1,282
2,255	Goldman Sachs Capital II, VAR, 5.79%, 06/01/12 (m) (x)	1,398
740	QBE Capital Funding II LP, (United Kingdom), VAR, 6.80%, 06/01/17 (e) (m) (x)	600
		10,849
	Diversified Telecommunication Services — 1.6%
1,175	AT&T, Inc., 6.40%, 05/15/38 (m)	1,123
665	Nordic Telephone Co. Holdings, (Denmark), 8.88%, 05/01/16 (e) (m)	640
	Qwest Communications International, Inc.,
385	7.25%, 02/15/11 (m)	369
44	VAR, 6.30%, 02/15/09 (m)	44
150	Qwest Corp., 8.88%, 03/15/12 (m)	151
375	Telecom Italia Capital S.A., (Luxembourg), 7.72%, 06/04/38 (m)	366

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
1,620	Telefonica Emisiones S.A.U., (Spain), 5.86%, 02/04/13 (m)	1,622
925	Verizon Communications, Inc., 6.40%, 02/15/38 (m)	861
490	Wind Acquisition Finance S.A., (Luxembourg), 10.75%, 12/01/15 (e) (m)	502
		5,678
	Electric Utilities — 1.2%
1,585	Abu Dhabi National Energy Co., (United Arab Emirates), 5.62%, 10/25/12 (e) (m)	1,556
900	E.ON International Finance BV, (Netherlands), 5.80%, 04/30/18 (e) (m)	886
270	Mirant Americas Generation LLC, 8.30%, 05/01/11 (m)	275
530	PacificCorp, 5.65%, 07/15/18 (m)	530
235	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e) (m)	235
735	Virginia Electric & Power Co., 6.35%, 11/30/37 (m)	728
		4,210
	Electrical Equipment — 0.1%
225	Baldor Electric Co., 8.63%, 02/15/17 (m)	228
	Electronic Equipment & Instruments — 0.1%
535	NXP BV / NXP Funding LLC, (Netherlands), 9.50%, 10/15/15 (m)	362
	Energy Equipment & Services — 0.2%
585	Transocean, Inc., (Cayman Islands), 6.80%, 03/15/38 (m)	584
	Food & Staples Retailing — 2.1%
1,356	CVS Pass-Through Trust, 6.04%, 12/10/28 (e) (m)	1,252
1,570	CVS/Caremark Corp., VAR, 2.98%, 06/01/10 (m)	1,541
1,380	Kroger Co. (The), 6.40%, 08/15/17 (m)	1,410
1,360	Safeway, Inc., 6.35%, 08/15/17 (m)	1,387
	Wal-Mart Stores, Inc.,
1,245	5.25%, 09/01/35 (m)	1,082
650	5.38%, 04/05/17 (m)	671
		7,343
	Food Products — 0.1%
360	Del Monte Corp., 6.75%, 02/15/15 (m)	338
	Gas Utilities — 0.7%
910	Nakilat, Inc., (Qatar), 6.07%, 12/31/33 (e) (m)	794
830	NGPL PipeCo LLC, 7.12%, 12/15/17 (e) (m)	838
770	Sonat, Inc., 7.63%, 07/15/11 (m)	785
		2,417
	Health Care Equipment & Supplies — 0.5%
1,060	Biomet, Inc., PIK, 10.38%, 10/15/17 (m)	1,113
735	Cooper Cos., Inc. (The), 7.13%, 02/15/15 (m)	706
		1,819
	Health Care Providers & Services — 1.2%
995	Community Health Systems, Inc., 8.88%, 07/15/15 (m)	1,005
	HCA, Inc.,
515	9.25%, 11/15/16 (m)	530
570	PIK, 9.63%, 11/15/16 (m)	575
2,240	UnitedHealth Group, Inc., VAR, 2.98%, 06/21/10 (m)	2,166
		4,276
	Hotels, Restaurants & Leisure — 0.6%
830	McDonald’s Corp., 6.30%, 10/15/37 (m)	826
	MGM Mirage, Inc.,
545	5.88%, 02/27/14 (m)	436
370	6.75%, 04/01/13 (m)	322
455	Vail Resorts, Inc., 6.75%, 02/15/14 (m)	424
		2,008
	Household Durables — 0.5%
	Beazer Homes USA, Inc.,
205	6.50%, 11/15/13 (m)	138
70	6.88%, 07/15/15 (m)	46
670	Jarden Corp., 7.50%, 05/01/17 (m)	596
805	Sealy Mattress Co., 8.25%, 06/15/14 (m)	648
730	Simmons Co., SUB, 10.00%, 12/15/14 (m)	460
		1,888
	Household Products — 0.2%
	Visant Holding Corp.,
510	8.75%, 12/01/13 (m)	486
340	SUB, 8.75%, 12/01/13 (m)	331
		817
	Independent Power Producers & Energy Traders — 0.3%
12	AES Corp. (The), 8.75%, 05/15/13 (e) (m)	12
255	Energy Future Holdings Corp., 10.88%, 11/01/17 (e) (m)	261
635	NRG Energy, Inc., 7.38%, 02/01/16 (m)	627
		900
	Insurance — 4.4%
310	American International Group, Inc., 8.25%, 08/15/18 (e) (m)	306
570	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	492
1,885	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	1,639
2,220	Metropolitan Life Global Funding I, 5.13%, 04/10/13 (e) (m)	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Insurance — Continued
835	Nationwide Financial Services, 6.75%, 05/15/37 (m)	615
1,790	Nationwide Life Global Funding I, VAR, 2.84%, 10/09/09 (e) (m)	1,751
1,435	Principal Life Income Funding Trusts, 5.30%, 04/24/13 (m)	1,433
2,005	Protective Life Secured Trusts, 3.70%, 11/24/08 (m)	2,002
1,790	StanCorp Financial Group, Inc., VAR, 6.90%, 05/29/67 (m)	1,511
3,420	Stingray Pass-Through Trust, (Cayman Islands), 5.90%, 01/12/15 (e) (i)	513
1,855	Swiss RE Capital I LP, (United Kingdom), VAR, 6.85%, 05/25/16 (e) (m) (x)	1,598
1,870	XL Capital Ltd., (Cayman Islands), VAR, 6.50%, 04/15/17 (m) (x)	1,122
		15,182
	IT Services — 0.6%
1,015	Iron Mountain, Inc., 6.63%, 01/01/16 (m)	957
	SunGard Data Systems, Inc.,
370	9.13%, 08/15/13	376
600	10.25%, 08/15/15 (m)	604
		1,937
	Leisure Equipment & Products — 0.1%
450	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e) (m)	403
	Machinery — 0.3%
895	Terex Corp., 8.00%, 11/15/17 (m)	884
	Media — 3.1%
575	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (m)	542
215	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	207
930	Comcast Corp., 6.95%, 08/15/37 (m)	907
1,340	Dex Media West LLC/Dex Media Finance Co., 9.88%, 08/15/13 (m)	1,032
870	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	505
910	DirecTV Holdings LLC/DirecTV Financing Co., 6.38%, 06/15/15 (m)	858
1,180	Echostar DBS Corp., 7.13%, 02/01/16 (m)	1,086
720	Quebecor Media, Inc., (Canada), 7.75%, 03/15/16 (m)	677
	Time Warner Cable, Inc.,
820	6.55%, 05/01/37 (m)	756
450	7.30%, 07/01/38 (m)	452
	Time Warner, Inc.,
1,505	5.50%, 11/15/11 (m)	1,489
1,820	VAR, 3.03%, 11/13/09 (m)	1,783
250	Videotron Ltee, (Canada), 6.88%, 01/15/14 (m)	243
		10,537
	Metals & Mining — 2.8%
630	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 04/01/15 (m)	661
2,235	Rio Tinto Finance USA Ltd., (Australia), 5.88%, 07/15/13 (m)	2,254
6,720	Xstrata Finance Dubai Ltd., (United Arab Emirates), VAR, 3.15%, 11/13/09 (e)	6,580
		9,495
	Multiline Retail — 0.2%
310	Neiman-Marcus Group, Inc. (The), PIK, 9.00%, 10/15/15 (m)	301
415	Target Corp., 6.50%, 10/15/37 (m)	409
		710
	Multi-Utilities — 1.0%
1,350	Dominion Resources, Inc., 5.15%, 07/15/15 (m)	1,300
1,170	MidAmerican Energy Holdings Co., 6.50%, 09/15/37 (m)	1,167
505	Mirant North America LLC, 7.38%, 12/31/13 (m)	501
610	Veolia Environnement, (France), 6.00%, 06/01/18 (m)	612
		3,580
	Oil, Gas & Consumable Fuels — 5.9%
	Anadarko Petroleum Corp.,
720	6.45%, 09/15/36 (m)	662
2,240	VAR, 3.18%, 09/15/09 (m)	2,221
890	Canadian Natural Resources Ltd., (Canada), 6.25%, 03/15/38 (m)	820
	Chesapeake Energy Corp.,
430	6.50%, 08/15/17 (m)	400
270	7.00%, 08/15/14 (m)	267
2,448	Citic Resources Finance Ltd., (Bermuda), 6.75%, 05/15/14 (e) (m)	2,240
740	EnCana Corp., (Canada), 6.63%, 08/15/37 (m)	704
1,440	Enterprise Operating Products LP, 6.30%, 09/15/17 (m)	1,437
2,740	Gaz Capital S.A. for Gazprom, (Russia), 7.29%, 08/16/37 (e) (m)	2,340
1,514	Gazprom International S.A., (Russia), 7.20%, 02/01/20	1,505
180	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	168
665	Nexen, Inc., (Canada), 6.40%, 05/15/37 (m)	596
1,535	ONEOK Partners LP, 5.90%, 04/01/12 (m)	1,549

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
1,853	Qatar Petroleum, (Qatar), 5.58%, 05/30/11 (e) (m)	1,895
1,345	Ras Laffan Liquefied Natural Gas Co., Ltd. III, (Qatar), 5.83%, 09/30/16 (e) (m)	1,319
685	Suncor Energy, Inc., (Canada), 6.85%, 06/01/39 (m)	686
680	Valero Energy Corp., 6.63%, 06/15/37 (m)	600
960	XTO Energy, Inc., 6.38%, 06/15/38	865
		20,274
	Paper & Forest Products — 0.2%
	Georgia-Pacific LLC,
345	7.00%, 01/15/15 (e) (m)	321
285	7.70%, 06/15/15 (m)	266
		587
	Pharmaceuticals — 0.3%
1,035	GlaxoSmithKline Capital, Inc., 6.38%, 05/15/38 (m)	1,036
	Real Estate Investment Trusts (REITs) — 0.2%
	Host Hotels & Resorts LP,
115	6.38%, 03/15/15 (m)	100
530	7.13%, 11/01/13 (m)	500
		600
	Road & Rail — 0.1%
105	Hertz Corp. (The), 8.88%, 01/01/14 (m)	99
195	RSC Equipment Rental, Inc., 9.50%, 12/01/14 (m)	156
7	United Rentals North America, Inc., 6.50%, 02/15/12 (m)	6
		261
	Semiconductors & Semiconductor Equipment — 0.3%
265	Freescale Semiconductor, Inc., PIK, 9.13%, 12/15/14 (m)	207
780	Sensata Technologies BV, (Netherlands), 8.00%, 05/01/14 (m)	663
		870
	Software — 0.2%
310	Open Solutions, Inc., 9.75%, 02/01/15 (e) (m)	220
575	Oracle Corp., 6.50%, 04/15/38 (m)	581
		801
	Specialty Retail — 0.1%
285	Sally Holdings LLC, 9.25%, 11/15/14 (m)	288
	Textiles, Apparel & Luxury Goods — 0.2%
650	Hanesbrands, Inc., VAR, 6.51%, 12/15/14 (m)	562
	Thrifts & Mortgage Finance — 1.2%
2,600	Bancaja U.S. Debt S.A.U., (Spain), VAR, 2.94%, 07/10/09 (e) (m)	2,517
185	Countrywide Financial Corp., VAR, 3.02%, 03/24/09 (m)	180
560	Sovereign Bancorp, Inc., VAR, 2.96%, 03/01/09 (m)	538
1,120	Washington Mutual Bank, VAR, 2.89%, 05/01/09 (m)	943
		4,178
	Tobacco — 0.2%
585	Philip Morris International, Inc., 6.38%, 05/16/38 (m)	575
	Wireless Telecommunication Services — 0.6%
365	Cricket Communications, Inc., 9.38%, 11/01/14 (m)	362
560	MetroPCS Wireless, Inc., 9.25%, 11/01/14 (m)	555
985	Rogers Communications, Inc., (Canada), 6.80%, 08/15/18 (m)	999
		1,916
	Total Corporate Bonds (Cost $177,302)	162,560
	Foreign Government Securities — 6.4%
2,480	Barclays Bank plc, VAR, 0.00%, 04/07/10 (linked to Government of Ghana, VAR, 0.00%, 04/07/10) (e) (i)	1,776
2,100	Citigroup Funding, Inc., 15.00%, 03/12/12 (linked to Dominican Republic Government Bond, 15.00%, 03/09/12) (e) (i)	1,687
TRY 1,610	Credit Suisse, Nassau Branch, 14.00%, 01/19/11 (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e)	1,248
	Federal Republic of Brazil, (Brazil),
1,745	8.00%, 01/15/18	1,947
1,155	12.25%, 03/06/30	1,958
1,440	Government of Ukraine, (Ukraine), 6.58%, 11/21/16 (e)	1,226
1,970	IIRSA Norte Finance Ltd., (Peru), 8.75%, 05/30/24	2,194
900	National Agricultural Cooperative Federation, (South Korea), VAR, 5.75%, 06/18/14	906
3,810	Republic of Argentina, (Argentina), VAR, 3.00%, 04/30/13	1,796
	Republic of Guatemala, (Guatemala),
1,730	9.25%, 08/01/13	1,950
1,790	10.25%, 11/08/11	2,005
	Russian Federation, (Russia),
380	12.75%, 06/24/28	667
596	SUB, 7.50%, 03/31/30	664
1,710	United Mexican States, (Mexico), 8.00%, 09/24/22	2,061
	Total Foreign Government Securities (Cost $23,497)	22,085

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Loan Participations & Assignments — 1.3%
	Auto Components — 0.2%
	Allison Transmission, Term Loan B,
541	5.22%, 08/07/14	484
355	5.45%, 08/07/14	318
81	5.56%, 08/07/14	72
		874
	Electric Utilities — 0.3%
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
258	5.96%, 10/10/14	241
10	6.17%, 10/14/14	9
724	6.30%, 10/10/14	674
		924
	IT Services — 0.3%
	First Data Corp., Initial Tranche B1 Term Loan,
901	5.22%, 09/24/14	826
91	5.55%, 09/24/14	84
		910
	Wireless Telecommunication Services — 0.5%
1,696	Alltel Communications, Tranche B-2 Term Loan, 5.56%, 05/16/15	1,676
	Total Loan Participations & Assignments (Cost $4,472)	4,384
	Mortgage Pass-Through Securities — 34.6%
	Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
79	6.00%, 02/01/11 – 04/01/11 (m)	81
	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
83	6.00%, 01/01/35 (m)	84
26	7.00%, 12/01/25 – 02/01/26 (m)	28
58	7.50%, 10/01/26 – 02/01/27 (m)	63
43	8.00%, 04/01/26 – 07/01/26 (m)	46
—(h)	9.75%, 11/01/08 (m)	—	(h)
1,500	TBA, 5.00%, 09/15/38	1,441
6,545	TBA, 5.50%, 10/15/38	6,435
6,510	TBA, 6.00%, 09/15/38	6,563
	Federal National Mortgage Association, 15 Year, Single Family,
11,500	TBA, 4.50%, 09/25/23	11,137
43,000	TBA, 5.50%, 09/25/23	43,349
7,600	TBA, 6.00%, 09/25/23	7,783
	Federal National Mortgage Association, 30 Year, Single Family,
1,011	6.00%, 10/01/23 – 01/01/29 (m)	1,030
811	6.50%, 04/01/29 – 03/01/35 (m)	836
232	7.00%, 02/01/35 – 03/01/35 (m)	243
26	7.50%, 03/01/35 (m)	28
—(h)	8.00%, 08/01/22 (m)	—	(h)
—(h)	8.50%, 10/01/25 (m)	—	(h)
19,135	TBA, 5.50%, 09/25/38	18,896
13,090	TBA, 6.00%, 09/25/38	13,217
496	Federal National Mortgage Association, Other, 4.96%, 11/01/08 (m)	495
	Government National Mortgage Association, 30 Year, Single Family,
455	7.00%, 09/15/31(m)	484
1	9.00%, 02/15/10 – 04/15/11 (m)	1
2,800	TBA, 6.00%, 09/15/38	2,841
3,700	TBA, 6.50%, 09/15/38	3,811
	Total Mortgage Pass-Through Securities (Cost $116,687)	118,892
	Private Placements — 4.2%
2,855	81 Irving Place, Irving Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.95%, 01/01/29 (f) (i)	2,966
10,286	200 East 57th St., 200 East Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.50%, 01/01/14 (f) (i)	10,675
712	200 East 57th St., 200 East Tenants Corp., Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City, 6.72%, 01/01/13 (f) (i)	742
	Total Private Placements (Cost $13,853)	14,383
	Supranational — 0.7%
2,240	European Investment Bank, 4.88%, 02/16/16 (m) (Cost $2,237)	2,326
	U.S. Treasury Obligations — 3.2%
	U.S. Treasury Bonds,
550	5.00%, 05/15/37 (m)	601
100	7.25%, 05/15/16 (k)	124
525	U.S. Treasury Inflation Indexed Notes, 2.13%, 04/30/10 (k) (m)	525
	U.S. Treasury Notes,
370	1.75%, 03/31/10 (k)	367
545	2.00%, 02/28/10 (k) (m)	543
355	2.88%, 06/30/10 (k) (m)	359
175	3.38%, 10/15/09 (k)	177
810	3.50%, 02/15/10 (k) (m)	826
465	3.50%, 02/15/18 (m)	456
670	3.88%, 05/15/09 (k) (m)	678
3,460	3.88%, 05/15/18 (m)	3,480
340	4.00%, 02/15/15 (k)	355
775	4.00%, 08/15/18 (m)	787
520	4.38%, 11/15/08 (k) (m)	523

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
435	4.50%, 09/30/11 (k) (m)	459
85	4.63%, 07/31/09 (k)	87
465	4.88%, 08/15/09 (k) (m)	477
	Total U.S. Treasury Obligations (Cost $10,647)	10,824

SHARES	SECURITY DESCRIPTION	VALUE
	Preferred Stocks — 0.5%
	Insurance — 0.5%
2,000	Axis Capital Holdings Ltd., (Bermuda), 7.50%, 12/01/15 (i) (x) (Cost $2,031)	1,646
	Total Long-Term Investments (Cost $528,984)	447,715

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE ($)
Options Purchased — 0.7%
	Call Options Purchased — 0.7%
82	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.13, American Style	15
75	90 Day Eurodollar Futures, Expiring 12/15/08 @ $96.88, American Style	47
98	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.50, American Style	6
75	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.63, American Style	3

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Receiver Options Purchased on Interest Rate Swaps:
72,165	Expiring 10/09/08. If exercised the Fund receives semi-annually 3.19% and pays quarterly floating 3 month LIBOR expiring 10/14/09, European Style. Counterparty: Barclays Bank plc (r)	138
60,445	Expiring 11/28/08. If exercised the Fund receives semi-annually 2.43% and pays quarterly floating 3 month LIBOR expiring 12/02/09, European Style. Counterparty: Barclays Bank plc (r)	14
60,445	Expiring 11/28/08. If exercised the Fund receives semi-annually 2.43% and pays quarterly floating 3 month LIBOR expiring 12/02/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	14
120,895	Expiring 11/28/08. If exercised the Fund receives semi-annually 3.43% and pays quarterly floating 3 month LIBOR expiring 12/02/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	470
	Receiver Options Purchased on Interest Rate Swaps: — Continued
120,895	Expiring 12/03/08. If exercised the Fund receives semi-annually 2.26% and pays quarterly floating 3 month LIBOR expiring 12/05/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	15
241,790	Expiring 12/03/08. If exercised the Fund receives semi-annually 3.01% and pays quarterly floating 3 month LIBOR expiring 12/05/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	394
125,730	Expiring 12/11/08. If exercised the Fund receives semi-annually 2.88% and pays quarterly floating 3 month LIBOR expiring 12/15/09, European Style. Counterparty: Barclays Bank plc (r)	141
125,730	Expiring 12/11/08. If exercised the Fund receives semi-annually 3.63% and pays quarterly floating 3 month LIBOR expiring 12/15/09, European Style. Counterparty: Barclays Bank plc (r)	674
120,895	Expiring 12/18/08. If exercised the Fund receives semi-annually 2.34% and pays quarterly floating 3 month LIBOR expiring 12/22/09, European Style. Counterparty: Barclays Bank plc (r)	26
241,790	Expiring 12/18/08. If exercised the Fund receives semi-annually 3.09% and pays quarterly floating 3 month LIBOR expiring 12/22/09, European Style. Counterparty: Barclays Bank plc (r)	490
66,470	Expiring 02/12/09. If exercised the Fund receives semi-annually 2.57% and pays quarterly floating 3 month LIBOR expiring 02/17/10, European Style. Counterparty: Deutsche Bank AG, New York (r)	53
	Total Call Options Purchased	2,500

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE ($)
	Put Options Purchased — 0.0% (g)
14	30 Day Federal Funds Futures, Expiring 09/30/08 @ $97.94, American Style	1
25	20 Year U.S. Treasury Bond Futures, Expiring 09/26/08 @ $114.00, American Style	6
24	20 Year U.S. Treasury Bond Futures, Expiring 09/26/08 @ $115.00, American Style	10
	Total Put Options Purchased	17
	Total Options Purchased (Cost $2,460)	2,517

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — 1.9%
	U.S. Treasury Obligation — 0.9%
2,920	U.S. Treasury Bill, 1.80%, 09/04/08 (k) (n) (Cost $2,920)	2,919

SHARES	SECURITY DESCRIPTION	VALUE
	Investment Company — 1.0%
3,439	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,439)	3,439
	Total Short-Term Investments (Cost $6,359)	6,358

SECURITY DESCRIPTION	VALUE

Total Investments — 132.9% (Cost $537,803)	456,590
Liabilities in Excess of Other Assets — (32.9)%	(113,007)
NET ASSETS — 100.0%	343,583

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
40	Euro-Bobl	September, 2008	6,349	3
82	Eurodollar	September, 2008	19,921	27
10	30 Day Federal Funds	October, 2008	4,083	2
138	30 Day Federal Funds	November, 2008	56,321	80
82	2 Year U.S. Treasury Note	December, 2008	17,407	18
228	5 Year U.S. Treasury Note	December, 2008	25,522	5
398	10 Year U.S. Treasury Note	December, 2008	45,969	(55)
20	U.K. Treasury Long Gilt	December, 2008	4,081	4
115	U.S. Long Bond	December, 2008	13,491	(66)
111	90 Day Sterling	June, 2009	24,031	225
160	Eurodollar	June, 2010	38,408	261

	Short Futures Outstanding
(25)	Euro-Bund	September, 2008	(4,187)	(127)
(18)	Eurodollar	September, 2008	(4,373)	28
(197)	2 Year U.S. Treasury Note	December, 2008	(41,819)	(49)
(336)	5 Year U.S. Treasury Note	December, 2008	(37,611)	(23)
(18)	Eurodollar	December, 2008	(4,366)	42
(129)	U.S. Treasury Bond	December, 2008	(15,133)	76
(271)	U.S. Treasury Note	December, 2008	(31,301)	31
(18)	Eurodollar	March, 2009	(4,367)	(28)
(98)	Eurodollar	June, 2009	(23,744)	58
(18)	Eurodollar	September, 2009	(4,352)	40
(18)	Eurodollar	December, 2009	(4,339)	(24)
(18)	Eurodollar	March, 2010	(4,330)	(40)
(18)	Eurodollar	June, 2010	(4,321)	(38)
(80)	Eurodollar	June, 2011	(19,107)	(27)
				423

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(16,300)	FHLMC, Gold, 30 Year, Single Family, TBA, 5.50%, 09/15/38	(16,071)
(2,205)	FNMA, 15 Year, Single Family, TBA, 5.00%, 09/25/23	(2,184)
(24,800)	FNMA, 30 Year, Single Family, TBA, 5.00%, 09/25/38	(23,839)
(3,405)	FNMA, 30 Year, Single Family, TBA, 6.00%, 10/15/37	(3,428)
(14,350)	FNMA, 30 Year, Single Family, TBA, 6.50%, 09/25/38	(14,758)
	(Proceeds received of $60,025.)	(60,280)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.25	09/15/08	62	(2)
90 Day Eurodollar Futures, American Style	97.50	09/15/08	4	— (h)
90 Day Eurodollar Futures, American Style	97.75	09/15/08	102	(1)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	94	(1)
90 Day Eurodollar Futures, American Style	97.13	12/15/08	75	(18)
90 Day Eurodollar Futures, American Style	97.38	12/15/08	75	(7)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	196	(2)
(Premiums received of $208.)				(31)

Receiver Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE ** (r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.59% semi-annually	12/18/08	12/22/09	241,790	(122)
Barclays Bank plc	2.84% semi-annually	12/18/08	12/22/09	241,790	(255)
Barclays Bank plc	2.89% semi-annually	10/09/08	10/14/09	144,330	(81)
Barclays Bank plc	3.13% semi-annually	12/11/08	12/15/09	125,730	(266)
Barclays Bank plc	3.38% semi-annually	12/11/08	12/15/09	125,730	(446)
Deutsche Bank AG, New York	2.51% semi-annually	12/03/08	12/05/09	241,790	(98)
Deutsche Bank AG, New York	2.76% semi-annually	12/03/08	12/05/09	241,790	(192)
Deutsche Bank AG, New York	2.93% semi-annually	11/28/08	12/02/09	241,790	(312)
(Premiums received of $1,974.)					(1,772)

Receiver/Payer Straddles on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE *** (r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	4.78% semi-annually	08/27/09	09/03/19	3,430	(229)
(Premiums received of $230.)

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
30 Day Federal Funds Futures, American Style	97.75	09/30/08	28	—	(h)
(Premiums received of $2.)

*	European Style.

**	The Fund would receive quarterly a floating rate based on 3 month LIBOR, if exercised.

***	The Fund would pay/receive quarterly a floating rate based on 3 month LIBOR, if exercised.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Goldman Sachs Capital Management	4.92% semi-annually	3 month LIBOR quarterly	05/18/16	21,650	(1,101)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.9	Barclays Bank plc [1]	Buy	2.65% semi-annually	06/20/13	90	(1)
CDX.EM.9	Barclays Bank plc [2]	Buy	2.65% semi-annually	06/20/13	330	(2)
CDX.EM.9	Barclays Bank plc [3]	Buy	2.65% semi-annually	06/20/13	2,480	(15)
CDX.EM.9	Citibank, N.A. [4]	Buy	2.65% semi-annually	06/20/13	980	(6)
CDX.EM.9	Citibank, N.A. [5]	Buy	2.65% semi-annually	06/20/13	1,930	(12)
CDX.EM.9	HSBC Bank, N.A. [6]	Buy	2.65% semi-annually	06/20/13	640	(4)
CDX.EM.9	Lehman Brothers Special Financing [7]	Buy	2.65% semi-annually	06/20/13	10,540	(66)
CDX.EM.9	Lehman Brothers Special Financing [8]	Buy	2.65% semi-annually	06/20/13	6,850	(43)
CDX.EM.9	Morgan Stanley Capital Services [9]	Buy	2.65% semi-annually	06/20/13	480	(3)
CDX.NA.IG.10	Goldman Sachs Capital Management [10]	Buy	1.55% quarterly	06/20/13	16,100	(127)
CDX.NA.IG.10	Goldman Sachs Capital Management [11]	Buy	1.55% quarterly	06/20/13	13,550	(107)
CDX.NA.IG.10	Lehman Brothers Special Financing [12]	Buy	1.55% quarterly	06/20/13	12,000	(95)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [13]	Sell	3.50% quarterly	06/20/13	4,000	16
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [14]	Sell	3.50% quarterly	06/20/13	3,650	15
Countrywide Home Loans, Inc., 4.00%, 03/22/11	Lehman Brothers Special Financing	Sell	5.00% quarterly	09/20/08	11,300	116
Countrywide Home Loans, Inc., 4.00%, 03/22/11	Union Bank of Switzerland AG	Sell	6.15% quarterly	09/20/08	10,000	132
Government of Ukraine, 7.65%, 06/11/13	Lehman Brothers Special Financing	Sell	1.69% semi-annually	11/20/11	1,500	(87)
iTraxx.EUR.SRF.9.1	Deutsche Bank AG, New York [15]	Buy	1.65% quarterly	06/20/13	EUR 2,000	(104)
iTraxx.EUR.SRF.9.1	Deutsche Bank AG, New York [16]	Buy	1.65% quarterly	06/20/13	EUR 2,000	(104)
iTraxx.EUR.SRF.9.1	Deutsche Bank AG, New York [17]	Buy	1.65% quarterly	06/20/13	EUR 2,000	(104)
Petroleos de Venezuela S.A., 5.38%, 04/12/27	Deutsche Bank AG, New York	Sell	2.59% semi-annually	05/20/12	1,410	(146)
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	0.76% semi-annually	02/20/09	18,385	(108)
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	0.72% semi-annually	03/20/09	1,875	(8)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	0.31% semi-annually	02/20/09	18,385	29
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	0.30% semi-annually	03/20/09	1,875	1
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	0.64% semi-annually	05/20/12	4,700	(393)
						(1,226)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   27

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

[1]	Premiums received of $12.

[2]	Premiums received of $361.

[3]	Premiums received of $30.

[4]	Premiums paid of $7.

[5]	Premiums received of $23.

[6]	Premiums received of $20.

[7]	Premiums received of $132.

[8]	Premiums received of $82.

[9]	Premiums received of $47.

[10]	Premiums received of $1,007.

[11]	Premiums received of $1,137.

[12]	Premiums received of $960.

[13]	Premiums paid of $458.

[14]	Premiums paid of $528.

[15]	Premiums received of $124.

[16]	Premiums received of $127.

[17]	Premiums received of $118.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A. †	FNMA, 30 Year, Single Family, TBA, 5.00%	94.19	09/04/08	24,050	(477)
Citibank, N.A. †	FNMA, 30 Year, Single Family, TBA, 5.50%	97.25	09/04/08	73,330	(1,157)
Citibank, N.A. ††	FNMA, 30 Year, Single Family, TBA, 6.00%	100.24	09/04/08	5,800	48
Citibank, N.A. ††	FNMA, 30 Year, Single Family, TBA, 6.00%	100.28	09/04/08	15,600	122
Citibank, N.A. ††	FNMA, 30 Year, Single Family, TBA, 6.50%	102.38	09/04/08	11,000	57
Credit Suisse International ††	FHLB, 5.38%, 05/18/16	105.04	11/14/08	20,935	53
Deutsche Bank AG, New York †	FHLMC Gold, 30 Year, Single Family, TBA, 6.00%	100.19	09/04/08	93,145	(669)
Deutsche Bank AG, New York †	FNMA, 15 Year, Single Family, TBA, 5.50%	99.13	09/09/08	54,300	(975)
Deutsche Bank AG, New York †	U.S. Treasury Note, 4.25%, 11/15/13	102.38	10/07/08	9,100	6
Deutsche Bank AG, New York ††	FHLMC Gold, 30 Year, Single Family, TBA, 5.00%	94.00	09/04/08	24,900	521
Deutsche Bank AG, New York ††	FNMA, 30 Year, Single Family, TBA, 5.50%	97.25	09/04/08	50,000	789
Deutsche Bank AG, New York ††	FNMA, 15 Year, TBA, Single Family, 5.00%	96.94	09/09/08	8,000	176
Deutsche Bank AG, New York ††	FNMA, 15 Year, Single Family, TBA, 6.00%	101.31	09/09/08	23,000	273
Deutsche Bank AG, New York ††	FHLMC Gold, 30 Year, Single Family, TBA, 5.50%	97.91	10/07/08	31,650	154
Deutsche Bank AG, New York ††	FHLMC, 4.50%, 01/15/14	101.56	11/20/08	10,495	(27)
Lehman Brothers Special Financing ††	FNMA, 15 Year, Single Family, TBA, 6.00%	101.22	09/09/08	36,600	469
Morgan Stanley Capital Services †	FNMA, 15 Year, Single Family, TBA, 6.00%	101.59	09/09/08	65,000	(589)
Morgan Stanley Capital Services ††	FNMA, 30 Year, Single Family, TBA, 5.00%	94.22	09/04/08	31,000	605
Union Bank of Switzerland AG ††	FHLMC Gold, 30 Year, Single Family, TBA, 6.00%	100.16	09/04/08	81,100	608
Union Bank of Switzerland AG ††	FNMA, 30 Year, Single Family, TBA, 5.50%	96.25	09/04/08	8,300	214
Union Bank of Switzerland AG ††	FNMA, 30 Year, Single Family, TBA, 6.50%	102.06	09/04/08	22,000	182
					383

†	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price at termination.

††	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.6%
	Corporate Bonds — 21.7%
	Brazil — 2.3%
BRL 1,730	Citibank N.A., Brazilian Real Notes, 15.00%, 07/02/10	1,098
	Morgan Stanley & Co., Inc., Brazil Linked Notes,
3,950	12.15%, 01/05/22 (e) (m)	4,024
1,000	14.40%, 08/04/16 (e) (m)	1,217
970	Petrobras International Finance Co., 5.88%, 03/01/18 (m)	947
		7,286
	China — 0.2%
715	Citic Resources Finance Ltd., 6.75%, 05/15/14 (e) (m)	654
	Mexico — 0.6%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15	1,801
	Netherlands — 1.8%
5,540	KazMunaiGaz Finance Sub BV, 9.13%, 07/02/18 (e) (m)	5,658
	Russia — 8.6%
1,945	ALROSA Finance S.A., 8.88%, 11/17/14 (e) (m)	1,969
1,590	Gaz Capital S.A., 6.21%, 11/22/16 (e) (m)	1,434
7,487	Gazprom International S.A., 7.20%, 02/01/20	7,442
	Gazstream S.A. for OAO Gazprom,
2,586	5.63%, 07/22/13 (e)	2,565
1,993	5.63%, 07/22/13 (m)	1,971
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
3,230	7.13%, 01/14/14 (e) (m)	3,147
720	7.18%, 05/16/13 (e) (m)	705
4,610	7.75%, 05/29/18 (e) (m)	4,325
2,980	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 03/05/14 (e) (m)	2,723
1,600	VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	1,423
		27,704
	Singapore — 0.2%
640	BW Group Ltd., 6.63%, 06/28/17 (e) (m)	558
	Trinidad & Tobago — 1.0%
3,452	National Gas Co. of Trinidad & Tobago Ltd., 6.05%, 01/15/36 (m)	3,218
	Ukraine — 3.5%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine,
320	6.80%, 10/04/12	289
7,855	7.65%, 09/07/11	7,333
1,840	CS International for City of Kiev Ukraine, 8.25%, 11/26/12 (e)	1,751
1,695	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.75%, 09/23/09	1,674
		11,047
	United Arab Emirates — 0.7%
2,370	Abu Dhabi National Energy Co., 6.60%, 08/01/13 (e) (m)	2,402
	Venezuela — 2.8%
13,409	Petroleos de Venezuela S.A., 5.25%, 04/12/17	9,118
	Total Corporate Bonds (Cost $72,127)	69,446
	Foreign Government Securities — 74.2%
	Argentina — 3.1%
	Republic of Argentina,
2,120	7.00%, 10/03/15 (m)	1,311
ARS 4,112	VAR, 0.00%, 12/31/33 (m)	1,437
29,304	VAR, 0.62%, 12/15/35 (m)	2,901
ARS 8,480	VAR, 0.63%, 12/31/38 (m)	940
7,500	VAR, 3.13%, 08/03/12 (m)	2,967
ARS 1,060	VAR, 17.65%, 02/10/10 (m)	347
		9,903
	Barbados — 0.2%
	Government of Barbados,
629	6.63%, 12/05/35 (e) (m)	606
	Brazil — 18.1%
5,500	Banco Nacional de Desenvolvimento Economico e Social, VAR, 6.37%, 06/16/18 (e) (m)	5,541
	Federal Republic of Brazil,
5,605	7.13%, 01/20/37 (m)	6,241
9,381	8.00%, 01/15/18 (m)	10,469
2,966	8.25%, 01/20/34 (m)	3,684
1,600	8.75%, 02/04/25 (m)	2,008
800	8.88%, 10/14/19 (m)	993
570	10.13%, 05/15/27 (m)	808
7,188	12.25%, 03/06/30 (m)	12,184
BRL 10,011	12.50%, 01/05/22 (m)	6,614
BRL 7,270	HSBC Bank USA, N.A. VAR, 0.00%, 01/01/17 (linked to Brazilian Real Notes, VAR, 0.00%, 01/01/17)	3,767
BRL 10,055	Lehman Brothers Holdings, Inc., 10.00%, 01/03/12 (linked to Brazilian Real Notes, 10.00%, 01/03/12) (e) (m)	5,574
		57,883
	Chile — 1.3%
3,650	Government of Chile, 7.13%, 01/11/12 (m)	4,019

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   29

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Colombia — 1.9%
	Republic of Colombia
1,030	7.38%, 01/27/17 (m)	1,133
1,640	7.38%, 09/18/37 (m)	1,798
575	11.75%, 02/25/20 (m)	842
COP 4,212,000	12.00%, 10/22/15	2,325
		6,098
	Costa Rica — 1.3%
3,268	Republic of Costa Rica, 10.00%, 08/01/20 (m)	4,183
	Dominican Republic — 1.8%
	Citigroup Funding, Inc.,
1,205	22.00%, 10/03/11 (linked to Dominican Republic Government Bond, 22.00%, 10/03/11) (e) (i)	1,002
3,565	VAR, 15.00%, 03/12/12 (linked to Dominican Republic Government Bond, VAR, 15.00%, 03/09/12) (e) (i)	2,864
2,065	VAR, 24.00%, 01/11/13 (linked to Dominican Republic Government Bond, VAR, 24.00%, 01/11/13) (e) (i)	1,792
35	Government of Dominican Republic, 9.50%, 09/27/11 (m)	36
		5,694
	Ecuador — 1.1%
3,870	Republic of Ecuador, SUB, 10.00%, 08/15/30	3,425
	Egypt — 1.7%
EGP 17,700	Arab Republic of Egypt, 8.75%, 07/18/12 (e) (m)	3,046
	Citigroup Funding, Inc.,
625	0.00%, 01/08/09 (linked to Egypt Treasury Bill, 0.00%, 01/08/09) (e) (m)	657
1,180	0.00%, 10/09/08 (linked to Egypt Treasury Bill, 0.00%, 10/09/08) (e) (m)	1,286
610	0.00%, 10/16/08 (linked to Egypt Treasury Bill, 0.00%, 10/16/08) (e) (m)	610
		5,599
	El Salvador — 0.8%
2,360	Republic of El Salvador, 8.25%, 04/10/32 (e) (m)	2,549
	Gabon — 1.3%
3,945	Republic of Gabon, 8.20%, 12/12/17 (e) (m)	4,024
	Ghana — 0.7%
1,550	Barclays Bank plc, VAR, 0.00%, 04/07/10 (linked to Government of Ghana, VAR, 0.00%, 04/07/10) (e) (i)	1,110
2,000	Citigroup Funding, Inc., 15.00%, 06/20/12 (linked to Government of Ghana, 15.00%, 06/20/12) (e) (i)	1,287
		2,397
	Guatemala — 2.6%
	Republic of Guatemala,
1,521	8.13%, 10/06/34 (m)	1,745
2,930	9.25%, 08/01/13 (m)	3,304
2,910	10.25%, 11/08/11 (m)	3,259
		8,308
	Indonesia — 2.4%
3,470	Deutsche Bank Financial, Inc., 15.00%, 07/20/18 (linked to Indonesia Government Bond, 15.00%, 07/15/18)	4,506
3,320	Republic of Indonesia, 6.88%, 01/17/18 (e) (m)	3,316
		7,822
	Iraq — 1.2%
5,400	Republic of Iraq, 5.80%, 01/15/28 (e)	3,969
	Mexico — 3.2%
	United Mexican States,
1,800	6.05%, 01/11/40	1,748
2,500	6.75%, 09/27/34	2,694
MXN 9,300	8.00%, 12/19/13 (m)	889
MXN 9,560	9.50%, 12/18/14 (m)	978
MXN 23,000	10.00%, 12/05/24 (m)	2,535
1,085	11.38%, 09/15/16 (m)	1,497
		10,341
	Nigeria — 0.5%
1,490	Citigroup Funding, Inc., VAR, 0.00%, 12/17/10 (linked to Republic of Nigeria, VAR, 0.00%, 12/17/10) (e) (i)	1,464
	Panama — 0.3%
880	Republic of Panama, 7.25%, 03/15/15 (m)	956
	Peru — 2.4%
3,420	IIRSA Norte Finance Ltd., 8.75%, 05/30/24 (m)	3,808
	Republic of Peru,
482	6.55%, 03/14/37 (m)	494
PEN 5,551	6.90%, 08/12/37 (m)	1,637
600	8.38%, 05/03/16 (m)	705
844	9.88%, 02/06/15 (m)	1,042
		7,686
	Philippines — 3.4%
	Republic of Philippines,
4,590	7.75%, 01/14/31 (m)	5,037
5,449	8.25%, 01/15/14 (m)	5,994
		11,031
	Russia — 8.0%
	Russian Federation,
1,326	8.25%, 03/31/10	1,366
3,729	12.75%, 06/24/28 (m)	6,545

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Russia — Continued
15,834	SUB, 7.50%, 03/31/30 (m)	17,635
		25,546
	Trinidad & Tobago — 0.2%
446	Republic of Trinidad & Tobago, 9.75%, 07/01/20 (m)	587
	Turkey — 5.2%
TRY 16,015	Credit Suisse, Nassau Branch, 14.00%, 01/19/11 (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e)	12,485
	Republic of Turkey,
2,150	6.88%, 03/17/36 (m)	2,021
2,000	12.38%, 06/15/09 (m)	2,134
		16,640
	Uganda — 0.4%
1,280	Citigroup Funding, Inc., VAR, 0.00%, 03/17/11 (linked to Uganda Treasury Bill, 0.00%, 03/17/11) (e) (i)	1,322
	Ukraine — 2.6%
	Government of Ukraine,
4,140	6.58%, 11/21/16 (e) (m)	3,524
2,065	7.65%, 06/11/13	1,970
3,000	VAR, 6.45%, 08/05/09	3,000
		8,494
	Uruguay — 1.9%
	Republic of Uruguay,
UYU 60,000	3.70%, 06/26/37 (m)	3,025
UYU 30,960	5.00%, 09/14/18 (m)	2,046
465	7.50%, 03/15/15 (m)	502
270	7.63%, 03/21/36 (m)	274
379	8.00%, 11/18/22 (m)	402
		6,249
	Venezuela — 6.6%
	Republic of Venezuela,
2,194	8.50%, 10/08/14 (m)	2,052
1,311	8.50%, 10/08/14 (m)	1,219
41	9.25%, 09/15/27 (m)	38
1,160	9.38%, 01/13/34 (m)	1,015
12,756	10.75%, 09/19/13 (m)	13,170
3,149	13.63%, 08/15/18 (m)	3,716
		21,210
	Total Foreign Government Securities (Cost $242,670)	238,005
	Supranational — 0.5%
UYU 29,370	International Bank for Reconstruction & Development, 3.40%, 04/15/17 (m) (Cost $1,491)	1,530
	U.S. Treasury Obligation — 0.2%
	United States — 0.2%
835	U.S. Treasury Note, 3.25%, 12/31/09 (k) (m) (Cost $847)	846
	Total Long-Term Investments (Cost $317,135)	309,827

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 3.8%
	Investment Company — 3.8%
12,045	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $12,045)	12,045
	Total Investments — 100.4% (Cost $329,180)	321,872
	Liabilities in Excess of Other Assets — (0.4)%	(1,301)
	NET ASSETS — 100.0%	320,571

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
235	10 Year U.S. Treasury Note	December, 2008	27,143	(18)
229	U.S. Long Bond	December, 2008	26,865	(133)
	Short Futures Outstanding
(7)	2 Year U.S. Treasury Note	December, 2008	(1,486)	(2)
(438)	5 Year U.S. Treasury Note	December, 2008	(49,029)	(35)
				(188)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   31

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Gazprom International S.A., 7.20%, 02/01/20	Lehman Brothers Special Financing	Buy	1.12% semi-annually	04/20/11	5,180	(111)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	1.90% semi-annually	07/20/10	500	(11)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	1.70% semi-annually	08/20/10	750	(22)
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	1.84% semi-annually	08/20/10	300	(8)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	1.76% semi-annually	09/20/10	400	(9)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	2.03% semi-annually	08/20/11	660	(31)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	1.89% semi-annually	10/20/11	1,670	(80)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	1.75% semi-annually	10/20/11	3,030	(159)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	1.62% semi-annually	11/20/11	740	(45)
Government of Ukraine, 7.65%, 06/11/13	Barclays Bank plc	Sell	1.56% semi-annually	04/20/12	530	(38)
Government of Ukraine, 7.65%, 06/11/13	Deutsche Bank AG, New York	Sell	1.58% semi-annually	04/20/12	350	(25)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	1.38% semi-annually	06/20/12	2,860	(245)
Kazkommertsbank International BV, 7.88%, 04/07/14	Deutsche Bank AG, New York	Sell	2.35% semi-annually	03/20/12	350	(49)
Kazkommertsbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	2.30% semi-annually	03/20/12	1,670	(238)
Kazkommertsbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	2.20% semi-annually	03/20/12	640	(93)
Kazkommertsbank International BV, 8.00%, 11/03/15	Morgan Stanley Capital Services	Sell	2.30% semi-annually	03/20/12	750	(107)
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	2.78% semi-annually	06/20/12	510	(52)
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	3.55% semi-annually	07/20/12	770	(63)
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	3.44% semi-annually	07/20/12	520	(45)
Petroleos De Venezuela S.A., 5.38%, 04/12/27	Morgan Stanley Capital Services	Sell	3.55% semi-annually	07/20/12	960	(67)
Petroleos De Venezuela S.A., 5.38%, 04/12/27	Morgan Stanley Capital Services	Sell	3.40% semi-annually	07/20/12	870	(76)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	2.65% semi-annually	05/20/12	3,100	(314)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	3.55% semi-annually	07/20/12	170	(14)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	3.40% semi-annually	07/20/12	870	(76)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	3.41% semi-annually	07/20/12	870	(76)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	3.28% semi-annually	07/20/12	190	(17)
Petroleos Mexicanos, 9.50%, 09/15/27	Citibank, N.A.	Buy	1.25% semi-annually	06/20/10	1,000	(13)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	3.43% semi-annually	09/20/10	350	(19)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	3.04% semi-annually	10/20/10	750	(53)
Republic of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	3.38% semi-annually	10/20/10	400	(25)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	2.95% semi-annually	03/20/11	840	(72)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	2.09% semi-annually	09/20/11	550	72
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	1.96% semi-annually	04/20/12	230	(37)
Republic of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	2.16% semi-annually	06/20/12	720	(117)
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	2.14% semi-annually	06/20/12	1,140	(186)
Republic of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	2.16% semi-annually	06/20/12	1,430	(232)
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	2.08% semi-annually	07/20/12	830	(141)
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	2.33% semi-annually	07/20/12	1,450	(235)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	2.59% semi-annually	07/20/12	870	134
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	2.63% semi-annually	07/20/12	870	133
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	2.58% semi-annually	07/20/12	190	29
Republic of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Buy	2.62% semi-annually	07/20/12	870	133

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Republic of Argentina, 8.28%, 12/31/33	Union Bank of Switzerland AG	Buy	2.62% semi-annually	07/20/12	520	79
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	3.97% semi-annually	11/20/12	6,870	(770)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	3.00% semi-annually	09/20/10	350	(21)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	2.62% semi-annually	10/20/10	750	(36)
Republic of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	2.90% semi-annually	10/20/10	400	(22)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	1.42% semi-annually	03/20/11	840	(17)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	1.20% semi-annually	09/20/11	280	4
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	1.19% semi-annually	09/20/11	270	3
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	0.81% semi-annually	04/20/12	230	1
Republic of Brazil, 12.25%, 03/06/30	Citibank, N.A.	Buy	0.70% semi-annually	06/20/12	720	9
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	0.73% semi-annually	06/20/12	1,140	12
Republic of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	0.69% semi-annually	06/20/12	1,430	18
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	0.66% semi-annually	07/20/12	830	12
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	0.71% semi-annually	07/20/12	1,450	19
Republic of Colombia, 10.38%, 01/28/33	Deutsche Bank AG, New York	Buy	0.91% semi-annually	04/20/12	410	4
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	0.98% semi-annually	04/20/12	1,500	10
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	0.98% semi-annually	04/20/12	1,500	10
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	0.96% semi-annually	04/20/12	210	2
Republic of Colombia, 10.38%, 01/28/33	Morgan Stanley Capital Services	Buy	1.00% semi-annually	04/20/12	750	5
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	0.83% semi-annually	06/20/12	3,990	64
Republic of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	1.85% quarterly	06/20/11	300	1
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	2.05% quarterly	06/20/11	365	2
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	1.85% quarterly	06/20/11	730	1
Republic of Indonesia, 6.75%, 03/10/14	Morgan Stanley Capital Services	Sell	1.27% quarterly	12/20/11	400	(9)
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	1.01% quarterly	06/20/12	690	(28)
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	1.15% quarterly	09/20/12	3,820	(154)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	0.63% semi-annually	05/20/11	1,600	(41)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	0.60% semi-annually	03/20/12	870	(36)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.54% semi-annually	03/20/12	1,510	(67)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.61% semi-annually	03/20/12	620	(26)
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	0.68% semi-annually	08/20/12	3,010	(151)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.66% semi-annually	08/20/12	2,210	(112)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.71% semi-annually	08/20/12	1,090	(53)
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	0.62% semi-annually	06/20/12	5,340	(84)
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	1.09% semi-annually	05/20/17	2,155	(76)
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	0.90% semi-annually	06/20/17	1,380	(69)
Republic of Philippines, 10.63%, 03/16/25	Citibank, N.A.	Buy	1.99% quarterly	06/20/11	300	(3)
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	1.99% quarterly	06/20/11	730	(7)
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	2.21% quarterly	06/20/11	365	(6)
Republic of Philippines, 10.63%, 03/16/25	Morgan Stanley Capital Services	Buy	1.32% quarterly	12/20/11	400	6
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	1.03% quarterly	06/20/12	690	23
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	1.16% quarterly	09/20/12	3,820	122
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	1.45% semi-annually	07/20/12	370	10
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	1.46% semi-annually	07/20/12	3,850	104
Republic of Turkey, 11.88%, 01/15/30	Deutsche Bank AG, New York	Buy	2.39% semi-annually	08/20/12	1,000	(4)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	1.94% semi-annually	08/20/12	1,170	15
Republic of Venezuela, 9.25%, 09/15/27	Barclays Bank plc	Sell	1.72% semi-annually	03/20/12	1,520	(153)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   33

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Republic of Venezuela, 9.25%, 09/15/27	Deutsche Bank AG, New York	Sell	1.60% semi-annually	04/20/12	870	(91)
Republic of Venezuela, 9.25%, 09/15/27	Deutsche Bank AG, New York	Sell	1.62% semi-annually	04/20/12	410	(43)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	1.61% semi-annually	04/20/12	1,500	(157)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	1.61% semi-annually	04/20/12	1,500	(157)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	1.61% semi-annually	04/20/12	210	(22)
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Sell	1.69% semi-annually	04/20/12	750	(76)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	2.18% semi-annually	06/20/12	3,990	(375)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	2.22% semi-annually	06/20/12	860	(80)
Republic of Venezuela, 9.25%, 09/15/27	Union Bank of Switzerland AG	Buy	2.03% semi-annually	06/20/12	510	51
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Buy	2.60% semi-annually	07/20/12	170	14
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Buy	2.57% semi-annually	07/20/12	960	82
Republic of Venezuela, 9.25%, 09/15/27	Union Bank of Switzerland AG	Buy	2.55% semi-annually	07/20/12	770	66
Republic of Venezuela, 9.25%, 09/15/27	Union Bank of Switzerland AG	Sell	2.51% semi-annually	07/20/12	1,550	(136)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	3.01% semi-annually	08/20/12	1,680	(127)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	5.70% semi-annually	08/20/12	670	9
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Sell	3.40% semi-annually	08/20/12	90	(6)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	3.12% semi-annually	10/20/12	7,790	(513)
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	0.76% semi-annually	02/20/09	1,190	(7)
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	0.72% semi-annually	03/20/09	120	(1)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	0.31% semi-annually	02/20/09	1,190	2
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	0.30% semi-annually	03/20/09	120	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	0.90% semi-annually	07/20/10	500	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Sell	1.01% semi-annually	07/20/10	2,000	6
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	0.77% semi-annually	08/20/10	70	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	0.75% semi-annually	08/20/10	750	2
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	0.90% semi-annually	08/20/10	300	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	0.53% semi-annually	08/20/11	660	10
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	0.50% semi-annually	11/20/11	740	12
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	0.53% semi-annually	12/20/11	1,360	(23)
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	0.51% semi-annually	12/20/11	1,580	(28)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	0.46% semi-annually	12/20/11	1,200	(23)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	0.46% semi-annually	12/20/11	1,270	(25)
Russian Federation, 7.50%, 03/31/30	Barclays Bank plc	Buy	0.48% semi-annually	04/20/12	530	11
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Buy	0.50% semi-annually	04/20/12	350	7
Russian Federation, 7.50%, 03/31/30	Merrill Lynch Capital Services	Sell	1.20% semi-annually	08/20/13	18,250	(77)
Russian Federation, 12.75%, 06/24/28	Morgan Stanley Capital Services	Buy	0.64% semi-annually	09/20/10	400	1
United Mexican States, 7.50%, 04/08/33	Citibank, N.A.	Sell	1.05% semi-annually	06/20/10	1,000	10
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	0.96% semi-annually	07/20/10	2,000	(15)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	0.81% semi-annually	08/20/10	70	— (h)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	0.64% semi-annually	05/20/12	790	(66)
VTB Capital S.A. for Vneshtorgbank, 7.50%, 10/12/11	Lehman Brothers Special Financing	Sell	1.09% semi-annually	04/20/11	5,180	228
						(5,646)

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 79.3%
	Asset-Backed Securities — 23.2%
88	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 2.97%, 02/15/12 (e)	86
500	Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2, VAR, 2.95%, 04/25/35	361
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, VAR, 2.91%, 03/25/35	301
181	Bear Stearns Asset Backed Securities Trust, Series 2005-HE3, Class M1, VAR, 2.90%, 03/25/35	171
	Capital One Auto Finance Trust,
750	Series 2007-B, Class A3B, VAR, 2.47%, 04/15/12	722
750	Series 2007-B, Class A4, VAR, 2.50%, 04/15/14	634
307	Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A3, VAR, 2.65%, 12/25/35	286
	Countrywide Asset-Backed Certificates,
117	Series 2004-6, Class 2A4, VAR, 2.92%, 11/25/34	99
39	Series 2005-BC1, Class M2, VAR, 2.91%, 05/25/35	35
534	Countrywide Home Equity Loan Trust, Series 2003-C, Class A, VAR, 2.74%, 05/15/29	358
2,600	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B, VAR, 2.58%, 10/25/36	2,140
2,500	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13, Class A2C, VAR, 2.63%, 10/25/36	1,528
436	Fleet Home Equity Loan Trust, Series 2003-1, Class A, 2.72%, 01/20/33	257
800	HSI Asset Securitization Corp. Trust, Series 2006-OPT3, Class 3A3, VAR, 2.65%, 02/25/36	654
1,500	K2 (USA) LLC, Series 2007-2D, VAR, 5.81%, 02/15/10 (f) (i) (s) (v)	—
2,100	Links Finance LLC, VAR, 3.05%, 09/15/08 (e) (f) (i) (s)	—
150	Morgan Stanley ABS Capital I, Series 2005-HE2, Class M3, VAR, 2.95%, 01/25/35	102
413	New Century Home Equity Loan Trust, Series 2004-3, Class M1, VAR, 3.09%, 11/25/34	314
	Option One Mortgage Loan Trust,
73	Series 2002-1, Class A, VAR, 3.05%, 02/25/32	63
300	Series 2005-2, Class M1, VAR, 2.91%, 05/25/35	228
550	Park Place Securities, Inc., Series 2004-WHQ2, Class M2, VAR, 3.10%, 02/25/35	420
350	Residential Asset Securities Corp., Series 2005-KS11, Class M2, VAR, 2.89%, 12/25/35	162
140	Residential Funding Mortgage Securities II, Inc., Series 2003-HS4, Class AIB, VAR, 2.73%, 01/25/29	85
	Securitized Asset Backed Receivables LLC Trust,
500	Series 2005-OP1, Class M2, VAR, 2.92%, 01/25/35	374
318	Series 2006-OP1, Class A2B, VAR, 2.67%, 10/25/35	312
300	Sigma Finance Corp., (Cayman Islands), VAR, 2.70%, 09/15/08* (e) (f) (i) (s)	240
372	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, VAR, 2.69%, 06/25/34	314
1,800	Wells Fargo Home Equity Trust, Series 2006-3, Class A2, VAR, 2.62%, 01/25/37	1,342
1,000	William Street Funding Corp., Series 2005-1, Class A, VAR, 3.07%, 01/23/11 (e) (i)	895
	Total Asset-Backed Securities (Cost $19,869)	12,483
	Certificate of Deposit — 1.9%
1,000	Deutsche Bank AG, (Germany), VAR, 3.30%, 02/16/10 (Cost $1,000)	1,000
	Collateralized Mortgage Obligations — 14.1%
	Agency CMO — 2.3%
	Federal Home Loan Mortgage Corp., REMICS,
1,198	Series 2638, Class KI, IO, 5.00%, 11/15/27	103
684	Series 2686, Class FL, VAR, 2.87%, 03/15/28	678
923	Series 2928, Class IN, IO, 5.00%, 10/15/24	39
898	Series 2975, Class IO, IO, 5.50%, 06/15/26	56
	Federal National Mortgage Association, REMICS,
307	Series 2002-36, Class FT, VAR, 2.97%, 06/25/32	305
1,168	Series 2005-51, Class KI, IO, 5.50%, 01/25/25	52
732	Series 2005-63, Class PK, IO, 5.50%, 10/25/24	26
		1,259
	Non-Agency CMO — 11.8%
	Countrywide Alternative Loan Trust,
1,130	Series 2006-OA2, Class A1, VAR, 2.68%, 05/20/46	689
791	Series 2006-OA21, Class A1, VAR, 2.66%, 03/20/47	492
939	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, VAR, 2.81%, 03/25/35	518
1,091	Harborview Mortgage Loan Trust, Series 2006-14, Class 2A1A, VAR, 2.62%, 03/19/38	675
191	Nomura Asset Acceptance Corp., Series 2006-WF1, Class A1, VAR, 2.57%, 06/25/36	181
	Thornburg Mortgage Securities Trust,
306	Series 2003-2, Class A1, VAR, 3.15%, 04/25/43	290
3,143	Series 2006-6, Class A1, VAR, 2.58%, 11/25/46	3,009

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   35

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
731	WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1, VAR, 2.76%, 10/25/45	462
		6,316
	Total Collateralized Mortgage Obligations (Cost $9,569)	7,575
	Commercial Mortgage-Backed Securities — 2.6%
500	CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A3, 6.39%, 08/15/36	509
501	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.48%, 07/15/27	500
423	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 2.59%, 09/15/21 (e)	395
	Total Commercial Mortgage-Backed Securities (Cost $1,436)	1,404
	Corporate Bonds — 37.5%
	Capital Markets — 4.2%
	Citigroup Funding, Inc.,
500	VAR, 2.86%, 03/02/09 (m)	497
400	VAR, 3.68%, 05/08/09 (m)	397
850	Goldman Sachs Group, Inc. (The), VAR, 2.90%, 06/28/10	828
300	Lehman Brothers Holdings Capital Trust V, VAR, 3.64%, 12/31/49 (x)	161
400	Lehman Brothers Holdings, Inc., VAR, 2.91%, 11/16/09	370
		2,253
	Commercial Banks — 10.4%
1,000	BAC Capital Trust XIII, VAR, 3.18%, 03/15/43 (x)	662
1,600	Glitnir Banki HF, (Iceland), VAR, 2.95%, 10/15/08 (e) (m)	1,596
200	ICICI Bank, Ltd., (India), VAR, 3.33%, 01/12/10 (e)	194
500	Rabobank Nederland N.V., (Netherlands), VAR, 3.21%, 05/19/10 (e)	499
750	Wachovia Bank N.A., VAR, 2.76%, 10/03/08	750
1,900	Wells Fargo & Co., VAR, 3.22%, 01/29/10	1,900
		5,601
	Computers & Peripherals — 4.1%
800	Hewlett-Packard Co., VAR, 3.08%, 09/03/09 (m)	802
1,400	IBM International Group Capital LLC, VAR, 3.13%, 07/29/09 (m)	1,405
		2,207
	Consumer Finance — 5.8%
700	American Express Centurion Bank, VAR, 2.53%, 09/22/09 (m)	693
1,000	American Honda Finance Corp., VAR, 3.01%, 09/18/08 (e) (m)	1,000
1,550	International Lease Finance Corp., VAR, 3.03%, 05/24/10	1,395
		3,088
	Diversified Financial Services — 2.5%
800	General Electric Capital Corp., VAR, 2.88%, 06/15/09 (m)	800
600	ZFS Finance USA Trust III, VAR, 3.93%, 12/15/65 (e)	526
		1,326
	Electric Utilities — 0.9%
500	Pepco Holdings, Inc., VAR, 3.31%, 06/01/10	493
	Household Products — 1.6%
850	Procter & Gamble International Funding SCA, (Luxembourg), VAR, 3.03%, 08/19/09	852
	Insurance — 2.4%
500	Allstate Life Global Funding Trusts, VAR, 3.41%, 02/26/10	498
800	Metropolitan Life Global Funding I, 3.80%, 01/20/09 (e)	799
		1,297
	Media — 2.2%
1,000	Time Warner Entertainment Co. LP, 7.25%, 09/01/08	1,000
200	Viacom, Inc., VAR, 3.13%, 06/16/09	198
		1,198
	Multi-Utilities — 1.3%
700	Dominion Resources, Inc., VAR, 2.98%, 11/14/08 (m)	699
	Thrifts & Mortgage Finance — 2.1%
	Countrywide Financial Corp.,
160	VAR, 3.02%, 03/24/09 (m)	156
950	VAR, 3.08%, 12/19/08 (m)	941
		1,097
	Total Corporate Bonds (Cost $20,907)	20,111
	Total Long-Term Investments (Cost $52,781)	42,573
Short-Term Investments — 32.0%
	Certificates of Deposit — 6.4%
700	Bank of Ireland, (Ireland), VAR, 2.81%, 03/03/09 (m)	699
900	Natixis, (France) 2.95%, 10/21/08	900
800	Royal Bank of Canada, (Canada), 5.33%, 06/05/09	808

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	Certificates of Deposit — 6.4%
1,000	U.S. Bank N.A., 3.35%, 06/18/09	1,000
	Total Certificates of Deposit (Cost $3,411)	3,407
	Commercial Paper — 4.4% (n)
1,200	Liberty Street Funding Corp., 2.88%, 11/26/08	1,191
1,200	Old Line Funding LLC, 2.77%, 11/05/08 (e)	1,193
	Total Commercial Paper (Cost $2,386)	2,384
	U.S. Treasury Obligation — 0.3%
150	U.S. Treasury Bill, 1.91%, 09/04/08 (k) (n) (Cost $150)	150

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 20.9%
11,208	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $11,208)	11,208
	Total Short-Term Investments (Cost $17,155)	17,149
	Total Investments — 111.3% (Cost $69,936)	59,722
	Liabilities in Excess of Other Assets — (11.3)%	(6,035)
	NET ASSETS — 100.0%	$53,687

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	Eurodollar	September, 2008	$729	$4
14	2 Year U.S. Treasury Note	December, 2008	2,972	3
37	10 Year U.S. Treasury Note	December, 2008	4,274	(5)
	Short Futures Outstanding
(40)	5 Year U.S. Treasury Note	December, 2008	(4,478)	(3)
				$(1)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.NA.IG.9	Lehman Brothers Special Financing [1]	Buy	0.60% quarterly	12/20/12	$1,000	$34
CDX.NA.IG.10	Goldman Sachs Capital Management [2]	Buy	1.55% quarterly	06/20/13	3,100	(25)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [3]	Sell	3.50% quarterly	06/20/13	800	3
Morgan Stanley, 6.60%, 04/01/12	Royal Bank of Scotland	Sell	0.20% quarterly	09/20/08	1,500	(2)
						$10

[1] Premiums paid of $98.

[2] Premiums received of $71.

[3] Premiums paid of $34.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   37

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.9%
	Asset-Backed Securities — 1.1%
407	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 2.73%, 11/25/35 (m)	387
441	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 2.72%, 11/25/35 (m)	415
250	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M2, VAR, 3.02%, 12/25/35 (m)	76
	Total Asset-Backed Securities (Cost $1,098)	878
	Collateralized Mortgage Obligations — 1.8%
	Agency CMO — 1.0%
	Federal National Mortgage Association, REMICS,
441	Series 2003-26, Class QF, VAR, 2.87%, 10/25/17 (m)	436
371	Series 2003-90, Class FL, VAR, 2.92%, 03/25/31 (m)	368
		804
	Non-Agency CMO — 0.8%
188	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 2.72%, 03/25/36 (m)	109
	Harborview Mortgage Loan Trust,
366	Series 2005-11, Class 2A1A, VAR, 2.78%, 08/19/45 (m)	242
161	Series 2006-8, Class 2A1A, VAR, 2.66%, 08/21/36 (m)	100
397	Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A, VAR, 2.78%, 10/25/36 (m)	259
		710
	Total Collateralized Mortgage Obligations (Cost $1,919)	1,514
	Corporate Bonds — 0.9%
	Capital Markets — 0.6%
500	Merrill Lynch & Co., Inc., VAR, 2.89%, 10/27/08 (m)	498
	Integrated Telecommunication Services — 0.3%
250	SBC Communications, Inc., VAR, 3.01%, 11/14/08 (m)	250
	Total Corporate Bonds (Cost $750)	748
	Foreign Government Security — 2.3%
CAD 1,980	Canada Housing Trust No. 1, (Canada), 4.80%, 06/15/12 (Cost $2,048)	1,956
	U.S. Treasury Obligations — 90.8%
	U.S. Treasury Inflation Indexed Bonds,
2,414	2.38%, 01/15/25	2,497
4,736	2.38%, 01/15/27	4,900
1,689	3.38%, 04/15/32	2,094
1,075	3.63%, 04/15/28 (m)	1,325
3,367	3.88%, 04/15/29	4,318
	U.S. Treasury Inflation Indexed Notes,
5,994	0.88%, 04/15/10	6,006
766	1.38%, 07/15/18	747
4,308	1.63%, 01/15/15	4,372
3,989	1.70%, 01/15/18	3,982
5,498	1.88%, 07/15/13	5,680
3,982	1.88%, 07/15/15	4,096
3,126	2.00%, 01/15/14	3,243
5,314	2.00%, 07/15/14	5,523
3,572	2.00%, 01/15/16	3,689
668	2.16%, 04/15/12	690
3,362	2.38%, 04/15/11	3,483
1,253	2.38%, 01/15/17	1,330
1,316	2.71%, 07/15/16	1,409
4,191	2.77%, 07/15/17	4,549
7,593	3.00%, 07/15/12 (k)	8,155
2,250	3.50%, 01/15/11	2,395
1,931	4.25%, 01/15/10	2,030
	Total U.S. Treasury Obligations (Cost $74,957)	76,513
	Total Long-Term Investments (Cost $80,772)	81,609

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Options Purchased — 1.0%
	Call Options Purchased — 0.5%
15	90 Day Eurodollar Futures, Expiring 09/15/08 @ $96.88, American Style	9
16	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.13, American Style	3
18	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.50, American Style	1
15	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.63, American Style	1

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Receiver Options Purchased on Interest Rate Swaps:
14,910	Expiring 10/09/08. If exercised the Fund receives semi-annually 3.19% and pays quarterly floating 3 month LIBOR expiring 10/14/09, European Style. Counterparty: Barclays Bank plc (r)	28
23,955	Expiring 12/03/08. If exercised the Fund receives semi-annually 2.26% and pays quarterly floating 3 month LIBOR expiring 12/05/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	3
47,910	Expiring 12/03/08. If exercised the Fund receives semi-annually 3.01% and pays quarterly floating 3 month LIBOR expiring 12/05/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	78
25,440	Expiring 12/11/08. If exercised the Fund receives semi-annually 2.88% and pays quarterly floating 3 month LIBOR expiring 12/15/09, European Style. Counterparty: Barclays Bank plc (r)	29
25,440	Expiring 12/11/08. If exercised the Fund receives semi-annually 3.63% and pays quarterly floating 3 month LIBOR expiring 12/15/09, European Style. Counterparty: Barclays Bank plc (r)	137
24,300	Expiring 12/18/08. If exercised the Fund receives semi-annually 2.34% and pays quarterly floating 3 month LIBOR expiring 12/22/09, European Style. Counterparty: Barclays Bank plc (r)	5
48,600	Expiring 12/18/08. If exercised the Fund receives semi-annually 3.09% and pays quarterly floating 3 month LIBOR expiring 12/22/09, European Style. Counterparty: Barclays Bank plc (r)	99
12,760	Expiring 02/12/09. If exercised the Fund receives semi-annually 2.57% and pays quarterly floating 3 month LIBOR expiring 02/17/10, European Style. Counterparty: Deutsche Bank AG, New York (r)	10
	Total Call Options Purchased	403
	Interest Rate Caps & Floors — 0.5%
5,591	Fund receives quarterly the excess of floating 3 month LIBOR above 5.15%, expiring 06/06/18. Counterparty: Credit Suisse International (r)	189
5,591	Fund receives quarterly the excess of 5.15% above floating 3 month LIBOR, expiring 06/06/18. Counterparty: Credit Suisse International (r)	229
	Total Interest Rate Caps & Floors	418

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
	Put Options Purchased — 0.0% (g)
2	30 Day Fed Funds, Expiring 09/30/08 @ $97.94, American Style	—	(h)
5	20 Year U.S. Treasury Bond Futures, Expiring 09/26/08 @ $114.00, American Style	1
6	20 Year U.S. Treasury Bond Futures, Expiring 09/26/08 @ $115.00, American Style	3
	Total Put Options Purchased	4
	Total Options Purchased (Cost $783)	825

PRINCIPAL AMOUNT($)	Security Description	Value($)
Short-Term Investments — 4.1%
	U.S. Treasury Obligation — 0.1%
70	U.S. Treasury Bill, 1.93%, 11/20/08 (k) (n) (Cost $70)	70

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 4.0%
3,389	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,389)	3,389
	Total Short-Term Investments (Cost $3,459)	3,459
	Total Investments — 102.0% (Cost $85,014)	85,893
	Liabilities in Excess of Other Assets — (2.0)%	(1,645)
	NET ASSETS — 100.0%	84,248

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   39

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
18	Eurodollar	September, 2008	4,373	14
2	30 Day Federal Funds	October, 2008	817	— (h)
22	30 Day Federal Funds	November, 2008	8,979	9
6	2 Year U.S. Treasury Note	December, 2008	1,274	1
1	10 Year U.S. Treasury Note	December, 2008	116	— (h)
4	Canadian Banker’s Acceptance	December, 2008	915	8
36	3 Month Euroyen TFX	June, 2009	8,204	2
36	Eurodollar	June, 2010	8,642	58
	Short Futures Outstanding
(3)	10 Year Australia Bond	September, 2008	(263)	(19)
(1)	10 Year Swap	September, 2008	(112)	(1)
(3)	2 Year U.S. Treasury Note	December, 2008	(637)	(1)
(4)	U.S. Treasury Bond	December, 2008	(469)	2
(8)	U.S. Treasury Note	December, 2008	(924)	1
(4)	Canadian Banker’s Acceptance	March, 2009	(916)	(1)
(18)	Eurodollar	June, 2009	(4,361)	— (h)
(18)	Eurodollar	June, 2011	(4,299)	(7)
				66

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 08/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
35,326	AUD	09/26/08	31		31		—	(h)
9,674	AUD for
915,227	JPY	09/26/08	8	#	8	#	—	(h)
			39		39		—	(h)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
45,000	AUD	09/26/08	39	39	—	(h)
25,682	CAD	09/26/08	24	24	—	(h)
8,877,551	JPY	09/26/08	81	82	(1)
			144	145	(1)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 08/31/08 of the currency being sold, and the value at 08/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.25	09/15/08	6	—	(h)
90 Day Eurodollar Futures, American Style	97.50	09/15/08	8	—	(h)
90 Day Eurodollar Futures, American Style	97.75	09/15/08	26	—	(h)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	10	—	(h)
90 Day Eurodollar Futures, American Style	97.13	12/15/08	15	(4)
90 Day Eurodollar Futures, American Style	97.38	12/15/08	15	(1)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	36	(1)
(Premiums received of $38.)				(6)

Receiver Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE*** (r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.89% semi-annually	10/09/08	10/14/09	29,820	(17)
Barclays Bank plc	3.13% semi-annually	12/11/08	12/15/09	25,440	(54)
Barclays Bank plc	3.38% semi-annually	12/11/08	12/15/09	25,440	(90)
Barclays Bank plc	2.84% semi-annually	12/18/08	12/22/09	48,600	(51)
Barclays Bank plc	2.59% semi-annually	12/18/08	12/22/09	48,600	(25)
Deutsche Bank AG, New York	2.51% semi-annually	12/03/08	12/05/09	47,910	(19)
Deutsche Bank AG, New York	2.76% semi-annually	12/03/08	12/05/09	47,910	(38)
(Premiums received of $310.)					(294)

Receiver/Payer Straddles on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International	5.26% semi-annually	06/04/13	06/06/18	5,591	(359)
Deutsche Bank AG, New York	4.78% semi-annually	08/27/09	09/03/19	930	(62)
(Premiums received of $402.)					(421)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
30 Day Federal Fund Futures, American Style	97.75	09/30/08	4	—
(Premiums received of $—(h).)

*	European Style

**	The Fund would pay/receive quarterly a floating rate based on 3 month USD LIBOR, if exercised.

***	The Fund would receive quarterly a floating rate based on 3 month USD LIBOR, if exercised.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   41

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (R)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	5.55% semi-annually	3 month LIBOR quarterly	06/14/12	1,230	(82)
BNP Paribas	3 month CAD-BA-CDOR semi-annually	4.39% semi-annually	01/11/12	CAD 750	12
BNP Paribas	4.55% semi-annually	3 month CAD-BA-CDOR semi-annually	01/11/15	CAD 640	(18)
BNP Paribas	3 month CAD-BA-CDOR semi-annually	4.76% semi-annually	01/11/20	CAD 180	6
Citibank, N.A.	0.83% at termination	3 month TIBOR quarterly	06/16/10	JPY 997,700	18
Goldman Sachs Capital Management	4.92% semi-annually	3 month LIBOR quarterly	05/18/16	1,100	(56)
Merrill Lynch Capital Services	3.78% semi-annually	3 month CAD-BA-CDOR semi-annually	06/15/12	CAD 2,030	(32)
Royal Bank of Scotland	3.00% at termination	3 month LIBOR quarterly	06/17/18	810	(11)
					(163)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (R)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.9	Barclays Bank plc [1]	Buy	2.65% semi-annually	06/20/13	210	(1)
CDX.EM.9	Barclays Bank plc [2]	Buy	2.65% semi-annually	06/20/13	40	— (h)
CDX.EM.9	Citibank, N.A. [3]	Buy	2.65% semi-annually	06/20/13	170	(1)
CDX.EM.9	Citibank, N.A. [4]	Buy	2.65% semi-annually	06/20/13	130	(1)
CDX.EM.9	Deutsche Bank AG, New York [5]	Buy	2.65% semi-annually	06/20/13	150	(1)
CDX.EM.9	HSBC Bank, N.A. [6]	Buy	2.65% semi-annually	06/20/13	70	— (h)
CDX.EM.9	Lehman Brothers Special Financing [7]	Buy	2.65% semi-annually	06/20/13	70	— (h)
CDX.EM.9	Lehman Brothers Special Financing [8]	Buy	2.65% semi-annually	06/20/13	290	(2)
CDX.EM.9	Merrill Lynch International [9]	Buy	2.65% semi-annually	06/20/13	120	(1)
CDX.EM.9	Morgan Stanley Capital Services [10]	Buy	2.65% semi-annually	06/20/13	170	(1)
CDX.NA.IG.10	Goldman Sachs Capital Management [11]	Buy	1.55% quarterly	06/20/13	3,000	(24)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [12]	Sell	3.50% quarterly	06/20/13	750	3
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	0.68% semi-annually	08/20/12	30	(2)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	0.60% semi-annually	03/20/12	170	(7)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.54% semi-annually	03/20/12	310	(14)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.55% semi-annually	03/20/12	320	(14)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.61% semi-annually	03/20/12	130	(6)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.66% semi-annually	08/20/12	260	(13)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.71% semi-annually	08/20/12	120	(6)
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	0.72% semi-annually	03/20/09	60	— (h)
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	0.76% semi-annually	02/20/09	610	(4)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	0.30% semi-annually	03/20/09	60	— (h)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	0.31% semi-annually	02/20/09	610	1
VTB Capital S.A. for Vneshtorgbank 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	0.64% semi-annually	05/20/12	140	(12)
						(106)

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

[1]Premiums received of $3.

[2]Premiums received of $—(h).

[3]Premiums received of $2.

[4]Premiums received of $—(h).

[5]Premiums received of $1.

[6]Premiums received of $—(h).

[7]Premiums received of $1.

[8]Premiums received of $1.

[9]Premiums received of $—(h).

[10]Premiums received of $—(h).

[11]Premiums received of $69.

[12]Premiums paid of $32.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America †	BA Covered Bond Issuer, 5.50%, 06/14/12	101.23	09/11/08	1,230	16
Credit Suisse International †	U.S. Treasury Inflation Indexed Bond, 3.88%, 04/15/29	128.43	09/29/08	5,000	(44)
Credit Suisse International †	FHLB, 5.38%, 05/18/16	105.04	11/14/08	1,080	3
					(25)

†	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   43

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 71.9%
	Asset-Backed Securities — 33.6%
834	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	764
	Countrywide Asset-Backed Certificates,
377	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	359
512	Series 2006-3, Class 2A2, VAR, 2.65%, 06/25/36 (m)	462
1,380	Series 2006-11, Class 1AF2, VAR, 6.02%, 09/25/46 (m)	1,200
740	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, VAR, 2.66%, 03/25/36 (m)	629
1,380	GSAA Trust, Series 2006-11, Class 2A2, VAR, 2.63%, 07/25/36 (m)	329
	K2 (USA) LLC,
7,500	Series 2, VAR, 5.61%, 02/15/11 (f) (i) (s) (v)	—
9,500	Series 2007-2D, VAR, 5.81%, 02/15/10, 02/15/09 (f) (i) (s) (v)	—
1,000	VAR, 5.62%, 02/15/10 (f) (i) (s) (v)	—
16,200	Links Finance LLC, VAR, 3.05%, 09/15/08 (e) (f) (i) (s)	—
610	Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, VAR, 3.04%, 07/25/34 (m)	466
1,110	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, VAR, 2.66%, 01/25/36 (m)	967
660	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, VAR, 2.67%, 01/25/37 (m)	548
41	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	41
491	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 2.67%, 02/25/36	445
581	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 2.65%, 12/25/35	552
	Sigma Finance Corp., (Cayman Islands),
1,600	VAR, 2.70%, 09/15/08* (e) (f) (i) (s)	1,280
11,900	VAR, 2.95%, 08/15/11** (f) (i) (s)	7,259
	Total Asset-Backed Securities (Cost $56,369)	15,301
	Collateralized Mortgage Obligations — 9.8%
	Agency CMO — 0.0% (g)
	Federal Home Loan Mortgage Corp., REMICS,
158	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	1
70	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	1
	Government National Mortgage Association,
3	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	—	(h)
486	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	8
		10
	Non-Agency CMO — 9.8%
612	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.50%, 10/25/35 (m)	560
237	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.50%, 09/25/35 (m)	228
1,972	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35 (m)	1,623
582	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.50%, 11/25/35 (m)	552
767	Residential Funding Mortgage Securities I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	708
330	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34	328
	Wells Fargo Mortgage Backed Securities Trust,
261	Series 2003-N, Class 1A4, VAR, 4.60%, 12/25/33	258
175	Series 2004-F, Class A8, VAR, 4.73%, 06/25/34	170
		4,427
	Total Collateralized Mortgage Obligations (Cost $4,919)	4,437
	Corporate Bonds — 12.3%
	Auto Components — 0.5%
232	Tenneco, Inc., 10.25%, 07/15/13	241
	Capital Markets — 1.5%
730	Goldman Sachs Capital II, 5.79%, 06/01/12 (m) (x)	452
380	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (m) (x)	199
		651
	Chemicals — 1.4%
610	Huntsman LLC, 11.50%, 07/15/12 (m)	637
	Diversified Financial Services — 2.3%
5,100	Premium Asset Trust, 4.13%, 03/12/09 (e) (i)	1,020
	Diversified Telecommunication Services — 1.8%
80	Qwest Communications International, Inc., VAR, 6.30%, 02/15/09 (m)	80
380	Qwest Corp., 7.88%, 09/01/11 (m)	377

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 1.8%
360	Telefonica Emisiones SAU, (Spain), 5.98%, 06/20/11	366
		823
	Electric Utilities — 1.0%
460	Alabama Power Capital Trust V, VAR, 5.50%, 10/01/42 (m)	466
	Hotels, Restaurants & Leisure — 1.3%
615	MGM Mirage, Inc., 6.00%, 10/01/09 (m)	603
	Insurance — 0.1%
1,600	Two-Rock Pass Through Trust, (Bermuda), 3.74%, 12/31/49 (e) (i) (x)	32
	Media — 1.0%
470	Time Warner, Inc., 5.50%, 11/15/11	465
	Metals & Mining — 0.8%
360	Xstrata Finance Dubai Ltd., (United Arab Emirates), VAR, 3.15%, 11/13/09 (e)	352
	Multi-Utilities — 0.6%
310	Dominion Resources, Inc., VAR, 6.30%, 09/30/66 (m)	282
	Total Corporate Bonds (Cost $11,699)	5,572
	Foreign Government Security — 1.1%
490	National Agricultural Cooperative Federation, (South Korea), VAR, 5.75%, 06/18/14 (Cost $508)	493
	U.S. Treasury Obligations — 15.1%
	U.S. Treasury Notes,
5,300	2.75%, 07/31/10 (m)	5,343
650	4.75%, 03/31/11 (m)	686
800	4.88%, 07/31/11 (m)	852
	Total U.S. Treasury Obligations (Cost $6,850)	6,881
	Total Long-Term Investments (Cost $80,345)	32,684
Short-Term Investments — 28.2%
	U.S. Treasury Obligations — 16.7% (n)
	U.S. Treasury Bills,
2,690	1.84%, 09/04/08 (k) (m)	2,689
5,000	2.34%, 07/30/09 (m)	4,905
	(Cost $7,584)	7,594

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 11.5%
5,224	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $5,224)	5,224
	Total Short-Term Investments (Cost $12,808)	12,818
	Total Investments — 100.1% (Cost $93,153)	45,502
	Liabilities in Excess of Other Assets — (0.1)%	(32)
	NET ASSETS — 100.0%	$45,470

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
93	2 Year U.S. Treasury Note	December, 2008	$19,742	$19

Credit Default Swap

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Countrywide Home Loans, Inc., 4.00%, 03/22/11	Lehman Brothers Special Financing	Sell	5.00% quarterly	09/20/08	$9,150	$94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   45

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.5%
	Asset-Backed Securities — 16.0%
2,925	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	2,679
2,009	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	1,914
4,008	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, VAR, 2.66%, 03/25/36	3,405
3,020	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 2.65%, 02/25/36	2,645
3,200	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 2.65%, 07/25/36	2,743
4,419	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, VAR, 2.66%, 01/25/36	3,370
4,000	K2 (USA) LLC, Series 2007-2D, VAR, 5.81%, 02/15/10 (f) (i) (s) (v)	—
3,800	Links Finance LLC, VAR, 3.05%, 09/15/08 (e) (f) (i) (s)	—
4,250	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, VAR, 2.66%, 03/25/46	2,356
3,550	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, VAR, 2.66%, 01/25/36	3,094
2,100	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, VAR, 2.67%, 01/25/37	1,743
167	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35	166
1,551	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 2.67%, 02/25/36	1,407
3,850	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 2.66%, 03/25/36	3,481
1,822	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 2.65%, 12/25/35	1,732
2,900	Sigma Finance Corp., (Cayman Islands), 3.10%, 08/15/11** (f) (i) (s)	1,769
	Total Asset-Backed Securities (Cost $47,570)	32,504
	Collateralized Mortgage Obligations — 9.1%
	Agency CMO — 4.2%
687	Federal Home Loan Mortgage Corp., REMICS, Series 2781, Class PI, IO, 5.00%, 10/15/23	11
	Federal National Mortgage Association, REMICS,
2,298	Series 2006-43, Class G, 6.50%, 09/25/33	2,369
3,592	Series 2006-63, Class AB, 6.50%, 10/25/33	3,703
2,315	Series 2006-63, Class AE, 6.50%, 10/25/33	2,387
	Government National Mortgage Association,
8	Series 2002-24, Class FA, VAR, 2.97%, 04/16/32	8
30	Series 2004-39, Class IM, IO, 5.50%, 01/20/27	—	(h)
798	Series 2004-44, Class PK, IO, 5.50%, 10/20/27	14
		8,492
	Non-Agency CMO — 4.9%
1,519	Banc of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	1,377
3,304	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	3,113
1,266	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 08/25/36	685
2,591	Residential Funding Mortgage Securities I, Series 2005-S7, Class A5, 5.50%, 11/25/35	2,392
1,289	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34	1,279
1,047	Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A4, VAR, 4.60%, 12/25/33	1,034
		9,880
	Total Collateralized Mortgage Obligations (Cost $19,331)	18,372
	Commercial Mortgage-Backed Securities — 11.8%
1,084	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,076
	CS First Boston Mortgage Securities Corp.,
1,800	Series 2001-CK6, Class A3, 6.39%, 08/15/36 (m)	1,833
2,300	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	2,332
3,700	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,676
706	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.29%, 07/05/35	687
2,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 08/10/38	1,993
	LB-UBS Commercial Mortgage Trust,
126	Series 2003-C1, Class A2, 3.32%, 03/15/27	126
1,933	Series 2003-C5, Class A2, 3.48%, 07/15/27	1,929
3,400	Series 2004-C2, Class A2, 3.25%, 03/15/29	3,377

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
5,200	Series 2004-C7, Class A2, 3.99%, 10/15/29	5,145
1,823	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	1,814
	Total Commercial Mortgage-Backed Securities (Cost $24,213)	23,988
	Corporate Bonds — 18.5%
	Automobiles — 0.7%
1,300	Daimler Finance North America LLC, 5.75%, 05/18/09 (m)	1,313
	Beverages — 0.5%
1,050	Coca-Cola Enterprises, Inc., 4.25%, 09/15/10 (m)	1,067
	Capital Markets — 2.1%
1,800	Goldman Sachs Capital II, 5.79%, 06/01/12 (x)	1,116
600	Goldman Sachs Group, Inc. (The), 5.30%, 02/14/12	599
500	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (x)	261
2,350	Morgan Stanley, 4.25%, 05/15/10	2,319
		4,295
	Commercial Banks — 1.6%
1,600	BAC Capital Trust XIV, 5.63%, 03/15/12 (m) (x)	1,108
1,150	Deutsche Bank Capital Funding Trust I, 7.87%, 06/30/09 (e) (m) (x)	1,153
1,000	Hana Bank, (South Korea), 4.13%, 03/11/09 (m)	995
		3,256
	Diversified Financial Services — 1.5%
3,000	General Electric Capital Corp., 4.13%, 09/01/09 (m)	3,026
	Diversified Telecommunication Services — 1.0%
1,900	Telefonica Emisiones SAU, (Spain), 5.98%, 06/20/11	1,930
	Electric Utilities — 1.6%
1,400	Alabama Power Capital Trust V, VAR, 5.50%, 10/01/42 (m)	1,417
	Appalachian Power Co.,
650	5.55%, 04/01/11 (m)	652
200	5.65%, 08/15/12 (m)	199
1,000	PSEG Power LLC, 3.75%, 04/01/09 (m)	1,001
		3,269
	Food & Staples Retailing — 0.7%
1,400	CVS/Caremark Corp., 4.00%, 09/15/09 (m)	1,390
	Food Products — 0.3%
600	Kraft Foods, Inc., 6.00%, 02/11/13	614
	Insurance — 1.5%
900	Allstate Corp. (The), 7.20%, 12/01/09 (m)	930
2,150	Hartford Financial Services Group, Inc., 5.66%, 11/16/08 (m)	2,158
		3,088
	Media — 4.1%
	Comcast Cable Communications LLC,
1,200	6.20%, 11/15/08 (m)	1,203
1,000	6.75%, 01/30/11 (m)	1,038
2,850	COX Communications, Inc., 4.63%, 01/15/10 (m)	2,831
1,800	Time Warner Entertainment Co. LP, 7.25%, 09/01/08 (m)	1,800
1,450	Time Warner, Inc., 5.50%, 11/15/11	1,434
		8,306
	Metals & Mining — 0.6%
1,300	Xstrata Finance Dubai Ltd., (United Arab Emirates), VAR, 3.15%, 11/13/09 (e)	1,273
	Multi-Utilities — 0.6%
1,150	Midamerican Energy Co., 5.65%, 07/15/12	1,183
	Oil, Gas & Consumable Fuels — 1.7%
2,267	Qatar Petroleum, (Qatar), 5.58%, 05/30/11 (e)	2,318
1,150	XTO Energy, Inc., 5.90%, 08/01/12	1,161
		3,479
	Total Corporate Bonds (Cost $38,784)	37,489
	Foreign Government Security — 2.3%
4,670	National Agricultural Cooperative Federation, (South Korea), VAR, 5.75%, 06/18/14 (Cost $4,839)	4,703
	U.S. Government Agency Securities — 34.8%
11,100	Federal Home Loan Bank System, 5.38%, 07/17/09 (m)	11,327
	Federal Home Loan Mortgage Corp.,
3,250	3.25%, 07/16/10	3,257
28,450	5.25%, 07/18/11 (m)	29,780
	Federal National Mortgage Association,
5,250	3.00%, 07/12/10	5,237
14,250	3.25%, 08/12/10	14,276
6,100	6.63%, 11/15/10 (m)	6,535
	Total U.S. Government Agency Securities (Cost $70,192)	70,412
	Total Long-Term Investments (Cost $204,929)	187,468

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   47

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 7.5%
	U.S. Treasury Obligation — 0.5%
1,045	U.S. Treasury Bill, 1.85%, 09/04/08 (k) (m) (n) (Cost $1,045)	1,045

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 7.0%
14,281	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $14,281)	14,281

SECURITY DESCRIPTION	VALUE($)
Total Short-Term Investments (Cost $15,326)	15,326
Total Investments — 100.0% (Cost $220,255)	202,794
Liabilities in Excess of Other Assets — 0.0%	(86)
NET ASSETS — 100.0%	$202,708

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
310	2 Year U.S. Treasury Note	December, 2008	$65,807	$60
1	5 Year U.S. Treasury Note	December, 2008	112	—	(h)
	Short Futures Outstanding
(83)	5 Year U.S. Treasury Note	December, 2008	(9,291)	(7)
				$53

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.NA.IG.9	Goldman Sachs Capital Management [1]	Buy	0.60% quarterly	12/20/12	$3,500	$118
CDX.NA.IG.10	Goldman Sachs Capital Management [2]	Buy	1.55% quarterly	06/20/13	8,100	(64)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [3]	Sell	3.50% quarterly	06/20/13	2,000	8
Countrywide Home Loans, Inc., 4.00%, 03/22/11	Lehman Brothers Special Financing	Sell	5.00% quarterly	09/20/08	1,600	17
						$79

[1]Premiums paid of $154.

[2]Premiums received of $186.

[3]Premiums paid of $85.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 105.1%
	Asset-Backed Securities — 4.6%
43	Carmax Auto Owner Trust, Series 2006-2, Class A3, 5.15%, 02/15/11 (m)	43
125	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, VAR, 2.68%, 01/09/12 (m)	120
241	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, VAR, 2.62%, 08/25/36 (m)	209
52	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	44
62	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	61
43	Lehman XS Trust, Series 2006-12N, Class A1A1, VAR, 2.55%, 08/25/46	42
	Option One Mortgage Loan Trust,
7	Series 2003-4, Class A2, VAR, 2.79%, 07/25/33	6
2	Series 2003-5, Class A2, VAR, 2.79%, 08/25/33	2
	Residential Asset Securities Corp.,
1	Series 2002-KS4, Class AIIB, VAR, 2.97%, 07/25/32	—	(h)
1	Series 2003-KS5, Class AIIB, VAR, 3.05%, 07/25/33	1
2	Wachovia Asset Securitization, Inc., Series 2002-HE2, Class A, VAR, 2.90%, 12/25/32	1
	Total Asset-Backed Securities (Cost $578)	529
	Collateralized Mortgage Obligations — 6.4%
	Agency CMO — 1.5%
46	Federal Home Loan Mortgage Corp., REMICS, Series 2931, Class GA, 5.00%, 11/15/28 (m)	47
36	Federal National Mortgage Association Whole Loan, Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	36
	Federal National Mortgage Association, REMICS,
33	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	34
27	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	27
33	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	34
		178
	Non-Agency CMO — 4.9%
	Countrywide Alternative Loan Trust,
45	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	30
54	Series 2006-23CB, Class 2A1, 6.50%, 05/25/36 (m)	34
1,075	CS First Boston Mortgage Securities Corp., Series 1997-2, Class X, IO, VAR, 0.91%, 06/25/20 (e) (m)	29
1	DLJ Mortgage Acceptance Corp., Series 1997-D, Class CTFS, HB, VAR, 60.65%, 07/28/27 (e) (i)	1
179	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, VAR, 2.68%, 11/19/36	111
69	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36	60
12	MASTR Alternative Loans Trust, Series 2004-13, Class 10A1, 8.00%, 01/25/35	11
57	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.50%, 08/25/36	37
49	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 01/25/46	41
160	Thornburg Mortgage Securities Trust, Series 2006-6, Class A1, VAR, 2.58%, 11/25/46	154
36	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36	22
41	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR3, Class A1, VAR, 5.70%, 03/25/36	36
		566
	Total Collateralized Mortgage Obligations (Cost $1,019)	744
	Commercial Mortgage-Backed Securities — 3.2%
25	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, 4.52%, 11/11/41 (m)	24
137	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.38%, 12/18/35 (m)	139
45	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.11%, 07/05/35	42
60	LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2, 6.65%, 11/15/27	62
94	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 2.59%, 09/15/21 (e)	88
20	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35	19
	Total Commercial Mortgage-Backed Securities (Cost $380)	374

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   49

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Corporate Bonds — 27.5%
	Aerospace & Defense — 0.2%
25	L-3 Communications Corp., 5.88%, 01/15/15	24
	Auto Components — 0.3%
1	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15	1
20	Tenneco, Inc., 8.63%, 11/15/09	17
15	United Components, Inc., 9.38%, 06/15/13	13
		31
	Beverages — 0.2%
20	Dr Pepper Snapple Group, Inc., 6.82%, 05/01/18 (e) (m)	20
	Capital Markets — 0.3%
60	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (x)	31
	Chemicals — 0.4%
15	Huntsman LLC, 11.50%, 07/15/12	15
20	Ineos Group Holdings plc, (United Kingdom), 8.50%, 02/15/16 (e)	13
20	PolyOne Corp., 8.88%, 05/01/12	20
		48
	Commercial Banks — 3.5%
40	Bangko Sentral ng Pilipinas, (Philippines), 8.60%, 06/15/27	45
160	Barclays Bank plc, (United Kingdom), 5.93%, 12/15/16 (e) (i) (m) (x)	127
10	Cadets Trust, 4.80%, 07/15/13 (e) (m)	9
40	Deutsche Bank AG, (Germany), 5.38%, 10/12/12 (m)	40
100	ICICI Bank, Ltd., (India), VAR, 3.33%, 01/12/10 (e)	97
100	Royal Bank of Scotland Group plc, (United Kingdom), 6.99%, 10/05/17 (e) (x)	84
		402
	Commercial Services & Supplies — 0.8%
25	ACCO Brands Corp., 7.63%, 08/15/15 (m)	21
25	Allied Waste North America, Inc., 7.38%, 04/15/14 (m)	25
20	Corrections Corp. of America, 6.25%, 03/15/13 (m)	20
25	Iron Mountain, Inc., 7.75%, 01/15/15	25
15	Quebecor World Capital Corp., (Canada), 0.00%, 03/15/16 (d)	7
		98
	Computers & Peripherals — 0.5%
55	Hewlett-Packard Co., 4.50%, 03/01/13	55
	Consumer Finance — 1.8%
	Ford Motor Credit Co. LLC,
10	7.25%, 10/25/11	8
55	VAR, 4.36%, 01/15/10	47
55	GMAC LLC, 6.88%, 08/28/12	32
125	SLM Corp., VAR, 2.94%, 07/27/09 (m)	118
		205
	Containers & Packaging — 0.1%
5	Crown Americas LLC / Crown Americas Capital Corp., 7.75%, 11/15/15 (m)	5
5	Owens Brockway Glass Container, Inc., 8.25%, 05/15/13	5
5	Packaging Dynamics Finance Corp., 10.00%, 05/01/16 (e)	4
		14
	Diversified Consumer Services — 0.1%
15	Service Corp. International, 7.38%, 10/01/14	15
	Diversified Financial Services — 1.6%
30	Caterpillar Financial Services Corp., 5.45%, 04/15/18 (m)	30
55	Goldman Sachs Capital II, 5.79%, 06/01/12 (x)	34
132	TRAINS, VAR, 7.12%, 05/01/16 (e)	125
		189
	Diversified Telecommunication Services — 0.9%
50	AT&T, Inc., 6.50%, 09/01/37 (m)	48
10	Qwest Communications International, Inc., VAR, 6.30%, 02/15/09	10
	Qwest Corp.,
5	7.50%, 10/01/14	5
10	8.88%, 03/15/12	10
10	Telecom Italia Capital S.A., (Luxembourg), 7.72%, 06/04/38	10
20	Wind Acquisition Finance S.A., (Luxembourg), 10.75%, 12/01/15 (e)	20
		103
	Electric Utilities — 2.3%
100	Abu Dhabi National Energy Co., (United Arab Emirates), 5.62%, 10/25/12 (e) (m)	98
50	Dominion Resources, Inc., 6.30%, 03/15/33 (m)	48
125	Ohio Power Co., VAR, 2.97%, 04/05/10	122
		268
	Energy Equipment & Services — 0.1%
15	Transocean, Inc., (Cayman Islands), 6.80%, 03/15/38	15

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Food & Staples Retailing — 1.8%
43	CVS Pass-Through Trust, 6.04%, 12/10/28 (e) (m)	40
100	CVS/Caremark Corp., VAR, 2.98%, 06/01/10 (m)	98
25	Kroger Co. (The), 6.40%, 08/15/17	26
25	Safeway, Inc., 6.35%, 08/15/17	26
15	Wal-Mart Stores, Inc., 6.50%, 08/15/37	15
		205
	Gas Utilities — 0.4%
40	ONEOK Partners LP, PIK, 5.90%, 10/15/17	40
	Health Care Equipment & Supplies — 0.1%
15	Biomet, Inc., PIK, 10.38%, 10/15/12 (m)	16
	Health Care Providers & Services — 1.0%
15	Community Health Systems, Inc., 8.88%, 07/15/15 (m)	15
	HCA, Inc.,
25	9.25%, 11/15/16	26
40	PIK, 9.63%, 11/15/16	40
30	Tenet Healthcare Corp., 9.25%, 02/01/15	30
		111
	Hotels, Restaurants & Leisure — 0.6%
15	McDonald’s Corp., 6.30%, 10/15/37	15
	MGM Mirage, Inc.,
5	5.88%, 02/27/14	4
25	6.75%, 04/01/13	21
15	6.88%, 04/01/16	12
20	Vail Resorts, Inc., 6.75%, 02/15/14	19
		71
	Household Durables — 0.6%
25	ALH Finance LLC / ALH Finance Corp., 8.50%, 01/15/13 (m)	23
20	Ames True Temper, Inc., VAR, 6.79%, 01/15/12 (m)	16
	Beazer Homes USA, Inc.,
10	6.50%, 11/15/13 (m)	7
8	6.88%, 07/15/15 (m)	5
25	Sealy Mattress Co., 8.25%, 06/15/14	20
		71
	Household Products — 0.5%
15	Jarden Corp., 7.50%, 05/01/17	14
10	Spectrum Brands, Inc., 7.38%, 02/01/15	5
35	Visant Holding Corp., SUB,12/01/13	34
		53
	Independent Power Producers & Energy Traders — 0.2%
2	AES Corp. (The), 8.75%, 05/15/13 (e) (m)	2
27	NRG Energy, Inc., 7.38%, 02/01/16	27
		29
	Insurance — 2.2%
26	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e)	23
45	Lincoln National Corp., VAR, 7.00%, 05/17/66	39
15	Nationwide Financial Services, 6.75%, 05/15/37	11
40	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65	31
100	Swiss Re Capital I LP, (Switzerland), VAR, 6.85%, 05/25/16 (e) (x)	86
25	Travelers Cos., Inc. (The), VAR, 6.25%, 03/15/37	21
80	XL Capital Ltd., (Cayman Islands), 6.50%, 04/15/17 (x)	48
		259
	Leisure Equipment & Products — 0.1%
15	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	13
	Media — 2.0%
65	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	63
10	Comcast Corp., 6.95%, 08/15/37 (m)	10
40	DirecTV Holdings LLC/DirecTV Financing Co., 6.38%, 06/15/15 (m)	38
	Echostar DBS Corp.,
5	6.63%, 10/01/14 (m)	4
40	7.13%, 02/01/16 (m)	37
10	TCI Communications, Inc., 7.88%, 02/15/26	10
	Time Warner Cable, Inc.,
15	6.55%, 05/01/37	14
20	7.30%, 07/01/38	20
30	Videotron Ltee, (Canada), 6.88%, 01/15/14	29
5	WMG Acquisition Corp., 7.38%, 04/15/14	4
		229
	Metals & Mining — 0.2%
25	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	25

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   51

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Multi-Utilities — 0.5%
55	MidAmerican Energy Holdings Co., 6.50%, 09/15/37	55
	Oil, Gas & Consumable Fuels — 3.1%
120	ABN Amro Bank/Deutschland OAO Gazprom, 9.63%, 03/01/13 (e)	130
15	Anadarko Petroleum Corp., 6.45%, 09/15/36 (m)	14
25	Canadian Natural Resources Ltd., (Canada), 6.25%, 03/15/38 (m)	23
25	Denbury Resources, Inc., 7.50%, 04/01/13 (m)	25
34	Gaz Capital S.A. for Gazprom, (Russia), 8.63%, 04/28/34	35
52	Gazprom International S.A., (Russia), 7.20%, 02/01/20	52
5	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	5
15	Newfield Exploration Co., 6.63%, 04/15/16	14
30	Nexen, Inc., (Canada), 6.40%, 05/15/37	27
15	Suncor Energy, Inc., (Canada), 6.85%, 06/01/39	15
15	Valero Energy Corp., 6.63%, 06/15/37	13
		353
	Paper & Forest Products — 0.7%
75	Georgia-Pacific LLC, 9.50%, 12/01/11	76
	Real Estate Investment Trusts (REITs) — 0.1%
20	Host Hotels & Resorts LP, 6.75%, 06/01/16	17
	Road & Rail — 0.3%
20	Hertz Corp., 8.88%, 01/01/14	19
12	United Rentals North America, Inc., 6.50%, 02/15/12	10
		29
	Wireless Telecommunication Services — 0.0% (g)
2	Rural Cellular Corp., 8.25%, 03/15/12	2
	Total Corporate Bonds (Cost $3,508)	3,172
	Foreign Government Securities — 12.5%
250	Citigroup Funding, Inc., VAR, 15.00%, 03/12/12 (linked to Dominican Republic Government Bond, VAR, 15.00%, 03/09/12) (e) (i)	201
75	Federal Republic of Brazil, (Brazil), 12.25%, 03/06/30	127
11	Government of Barbados, (Barbados), 7.25%, 12/15/21	12
	Government of Dominican Republic, (Dominican Republic),
101	9.04%, 01/23/18 (e)	103
30	9.50%, 09/27/11	31
100	IIRSA Norte Finance Ltd., (Peru), 8.75%, 05/30/24	111
180	Republic of Argentina, (Argentina), 7.00%, 10/03/15	111
	Republic of Columbia, (Colombia),
65	8.25%, 12/22/14	74
20	10.38%, 01/28/33	29
40	10.75%, 01/15/13	49
119	Republic of Indonesia, (Indonesia), 7.25%, 04/20/15	122
50	Republic of Trinidad & Tobago, (Trinidad & Tobago), 9.75%, 07/01/20	66
125	Republic of Venezuela, (Venezuela), 9.38%, 01/13/34	109
	Russian Federation, (Russia),
53	8.25%, 03/31/10	54
50	11.00%, 07/24/18	70
	United Mexican States, (Mexico),
40	7.50%, 01/14/12	44
25	8.00%, 09/24/22	30
35	8.30%, 08/15/31	44
60	VAR, 3.49%, 10/14/08	60
	Total Foreign Government Securities (Cost $1,552)	1,447
	Mortgage Pass-Through Securities — 26.9%
8	Federal Home Loan Mortgage Corp., 15 Year, Single Family, 6.00%, 05/01/17 (m)	8
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
22	6.00%, 01/01/35 (m)	22
745	TBA, 5.00%, 09/15/38	716
50	TBA, 5.50%, 09/15/38	49
	Federal Home Loan Mortgage Corp., Gold Pools,
14	ARM, 5.42%, 07/01/14 (m)	14
26	ARM, 5.46%, 07/01/14 (m)	27
18	ARM, 5.57%, 06/01/14 (m)	18
450	Federal National Mortgage Association, 15 Year, Single Family, TBA, 4.50%, 09/25/23	436
	Federal National Mortgage Association, 30 Year, Single Family,
275	6.00%, 03/01/33 (m)	279
262	6.00%, 01/01/35 (m)	265
180	6.50%, 01/01/35 (m)	186
20	6.50%, 02/01/35	20

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
195	TBA, 6.00%, 09/25/38	197
615	TBA, 6.50%, 09/25/38	633
	Government National Mortgage Association, 30 Year, Single Family,
20	TBA, 6.00%, 09/15/38	20
210	TBA, 6.50%, 09/15/38	217
	Total Mortgage Pass-Through Securities (Cost $3,086)	3,107
	U.S. Government Agency Security — 0.9%
100	Federal Home Loan Mortgage Corp., 4.88%, 06/13/18 (m) (Cost $102)	102
	U.S. Treasury Obligations — 23.1%
	U.S. Treasury Bonds,
260	4.75%, 08/15/17 (m)	280
3	4.75%, 02/15/37 (m)	3
125	5.50%, 08/15/28 (k)	142
	U.S. Treasury Notes,
75	2.50%, 03/31/13 (m)	73
1,260	2.63%, 05/31/10 (m)	1,268
90	2.88%, 06/30/10 (m)	91
15	3.38%, 06/30/13 (m)	15
85	3.50%, 02/15/18 (m)	83
75	3.63%, 10/31/09 (m)	76
100	3.88%, 10/31/12 (m)	104
40	4.13%, 08/15/10 (m)	42
50	4.25%, 09/30/12 (k)	53
5	4.25%, 11/15/17 (m)	5
15	4.50%, 05/15/10 (m)	16
10	4.50%, 11/30/11 (m)	10
150	4.63%, 07/31/09 (k) (m)	153
95	5.00%, 05/15/37 (m)	104
140	5.13%, 06/30/11 (k) (m)	150
	Total U.S. Treasury Obligations (Cost $2,606)	2,668
	Total Long-Term Investments (Cost $12,831)	12,143

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 1.7%
	Call Options Purchased — 1.7%
6	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.13, American Style	1
10	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.50, American Style	1
5	90 Day Eurodollar Futures, Expiring 12/15/08 @ $96.88, American Style	3
5	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.63, American Style	—	(h)

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Receiver Options Purchased on Interest Rate Swaps:
5,870	Expiring 10/09/08. If exercised the Fund receives semi-annually 3.19% and pays quarterly floating 3 month LIBOR expiring 10/14/09, European Style. Counterparty: Barclays Bank plc (r)	11
4,905	Expiring 11/28/08. If exercised the Fund receives semi-annually 2.43% and pays quarterly floating 3 month LIBOR expiring 12/02/09, European Style. Counterparty: Barclays Bank plc (r)	1
4,905	Expiring 11/28/08. If exercised the Fund receives semi-annually 2.43% and pays quarterly floating 3 month LIBOR expiring 12/02/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	1
9,810	Expiring 11/28/08. If exercised the Fund receives semi-annually 3.43% and pays quarterly floating 3 month LIBOR expiring 12/02/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	38
9,350	Expiring 12/03/08. If exercised the Fund receives semi-annually 2.26% and pays quarterly floating 3 month LIBOR expiring 12/05/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	1
18,700	Expiring 12/03/08. If exercised the Fund receives semi-annually 3.01% and pays quarterly floating 3 month LIBOR expiring 12/05/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	30
9,680	Expiring 12/11/08. If exercised the Fund receives semi-annually 2.88% and pays quarterly floating 3 month LIBOR expiring 12/15/09, European Style. Counterparty: Barclays Bank plc (r)	11
9,680	Expiring 12/11/08. If exercised the Fund receives semi-annually 3.63% and pays quarterly floating 3 month LIBOR expiring 12/15/09, European Style. Counterparty: Barclays Bank plc (r)	52
9,755	Expiring 12/18/08. If exercised the Fund receives semi-annually 2.34% and pays quarterly floating 3 month LIBOR expiring 12/22/09, European Style. Counterparty: Barclays Bank plc (r)	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   53

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
Options Purchased — Continued
	Receiver Options Purchased on Interest Rate Swaps: — Continued
19,510	Expiring 12/18/08. If exercised the Fund receives semi-annually 3.09% and pays quarterly floating 3 month LIBOR expiring 12/22/09, European Style. Counterparty: Barclays Bank plc (r)	40
4,730	Expiring 02/12/09. If exercised the Fund receives semi-annually 2.57% and pays quarterly floating 3 month LIBOR expiring 02/17/10, European Style. Counterparty: Deutsche Bank AG, New York (r)	4
	Total Call Options Purchased	196

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE ($)
Put Options Purchased — 0.0% (g)
1	30 Day Fed Funds Expiring 09/30/08 @ $97.94, American Style	—	(h)
2	20 Year U.S. Treasury Bond Futures, Expiring 09/26/08 @ $114.00, American Style	1
2	20 Year U.S. Treasury Bond Futures, Expiring 09/26/08 @ $115.00, American Style	1
	Total Put Options Purchased	2
	Total Options Purchased (Cost $196)	198

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 14.6%
	Investment Company — 14.6%
1,679	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,679)	1,679
	Total Investments — 121.4% (Cost $14,706)	14,020
	Liabilities in Excess of Other Assets — (21.4)%	(2,469)
	NET ASSETS — 100.0%	11,551

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	10 Year Swap	September, 2008	336	12
1	Euro-Bobl	September, 2008	159	—	(h)
6	Eurodollar	September, 2008	1,458	2
1	30 Day Federal Funds	October, 2008	408	—	(h)
9	30 Day Federal Funds	November, 2008	3,673	4
9	5 Year U.S. Treasury Note	December, 2008	1,007	—	(h)
1	U.K. Treasury Long Gilt	December, 2008	204	—	(h)
1	U.S. Long Bond	December, 2008	117	(1)
4	90 Day Sterling	June, 2009	866	7
12	Eurodollar	June, 2010	2,881	19

	Short Futures Outstanding
(1)	Euro-Bund	September, 2008	(167)	(6)
(2)	2 Year U.S. Treasury Note	December, 2008	(425)	—	(h)
(1)	U.S. Treasury Bond	December, 2008	(117)	1
(2)	U.S. Treasury Note	December, 2008	(231)	—	(h)
(6)	Eurodollar	June, 2009	(1,454)	—	(h)
(6)	Eurodollar	June, 2011	(1,433)	(2)
				36

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(50)	FHLMC, 30 Year, Single Family, TBA, 5.50%, 10/15/38	(49)
(250)	FNMA, 30 Year, Single Family, TBA, 5.50%, 09/25/38	(247)
	(Proceeds received of $294.)	(296)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.75	09/15/08	11	—	(h)
90 Day Eurodollar Futures, American Style	97.50	09/15/08	1	—	(h)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	9	—	(h)
90 Day Eurodollar Futures, American Style	97.25	09/15/08	1	—	(h)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	20	—	(h)
90 Day Eurodollar Futures, American Style	97.13	12/15/08	5	(1)
90 Day Eurodollar Futures, American Style	97.38	12/15/08	5	(1)
(Premiums received of $20.)				(2)

Receiver Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE (r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.89% semi-annually	10/09/08	10/14/09	11,740	(7)
Barclays Bank plc	3.13% semi-annually	12/11/08	12/15/09	9,680	(20)
Barclays Bank plc	3.38% semi-annually	12/11/08	12/15/09	9,680	(34)
Barclays Bank plc	2.59% semi-annually	12/18/08	12/22/09	19,510	(10)
Barclays Bank plc	2.84% semi-annually	12/18/08	12/22/09	19,510	(21)
Deutsche Bank AG, New York	2.93% semi-annually	11/28/08	12/02/09	19,620	(25)
Deutsche Bank AG, New York	2.76% semi-annually	12/03/08	12/05/09	18,700	(15)
Deutsche Bank AG, New York	2.51% semi-annually	12/03/08	12/05/09	18,700	(8)
(Premiums received of $156)					(140)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
30 Day Federal Funds Futures, American Style	97.75	09/30/08	2	—
(Premiums received of $—(h).)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   55

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Receiver/Payer Straddles on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	4.78% semi-annually	08/27/09	09/03/19	350	(23)
(Premiums received of $24)

*European Style.

**	The Fund would pay/receive quarterly a floating rate based on 3 month LIBOR, if exercised.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	5.55% semi-annually	3 month LIBOR quarterly	06/14/12	920	(61)
Goldman Sachs Capital Management	4.92% semi-annually	3 month LIBOR quarterly	05/18/16	590	(30)
					(91)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.9	Barclays Bank plc [1]	Buy	2.65% semi-annually	06/20/13	90	(1)
CDX.EM.9	Barclays Bank plc [2]	Buy	2.65% semi-annually	06/20/13	60	(1)
CDX.EM.9	Barclays Bank plc [3]	Buy	2.65% semi-annually	06/20/13	30	— (h)
CDX.EM.9	Citibank, N.A. [4]	Buy	2.65% semi-annually	06/20/13	50	— (h)
CDX.EM.9	Citibank, N.A. [5]	Buy	2.65% semi-annually	06/20/13	90	(1)
CDX.EM.9	Deutsche Bank AG, New York [6]	Buy	2.65% semi-annually	06/20/13	100	(1)
CDX.EM.9	Deutsche Bank AG, New York [7]	Buy	2.65% semi-annually	06/20/13	210	(1)
CDX.EM.9	HSBC Bank, N.A. [8]	Buy	2.65% semi-annually	06/20/13	50	— (h)
CDX.EM.9	Lehman Brothers Special Financing [9]	Buy	2.65% semi-annually	06/20/13	90	(1)
CDX.EM.9	Lehman Brothers Special Financing [10]	Buy	2.65% semi-annually	06/20/13	170	(1)
CDX.EM.9	Lehman Brothers Special Financing [11]	Buy	2.65% semi-annually	06/20/13	190	(1)
CDX.EM.9	Merrill Lynch International [12]	Buy	2.65% semi-annually	06/20/13	80	(1)
CDX.EM.9	Morgan Stanley Capital Services [13]	Buy	2.65% semi-annually	06/20/13	110	(1)
CDX.NA.IG.10	Goldman Sachs Capital Management [14]	Buy	1.55% quarterly	06/20/13	500	(4)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [15]	Sell	3.50% quarterly	06/20/13	125	— (h)
Countrywide Home Loans, Inc., 4.00%, 03/22/11	Goldman Sachs Capital Management	Sell	4.00% quarterly	09/20/08	200	2
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	0.53% semi-annually	08/20/12	130	(7)
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	0.68% semi-annually	08/20/12	150	(8)
Republic of Kazakhstan, 11.13%, 05/11/07	Credit Suisse International	Sell	0.53% semi-annually	08/20/12	210	(12)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.66% semi-annually	08/20/12	310	(16)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.71% semi-annually	08/20/12	150	(7)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	0.64% semi-annually	05/20/12	50	(4)
						(66)

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

[1]Premiums received of $8.

[2]Premiums received of $1.

[3]Premiums received of $—(h).

[4]Premiums received of $1.

[5]Premiums received of $—(h).

[6]Premiums received of $—(h).

[7]Premiums received of $1.

[8]Premiums received of $—(h).

[9]Premiums received of $1.

[10]Premiums received of $2.

[11]Premiums received of $1.

[12]Premiums received of $—(h).

[13]Premiums received of $—(h).

[14] Premiums received of $11.

[15] Premiums paid of $5.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America †	BA Covered Bond Issuer, 5.50%, 06/14/12	101.23	09/11/08	920	12
Credit Suisse International †	FHLB, 5.38%, 05/18/16	105.04	11/14/08	580	2
Deutsche Bank AG, New York †	FNMA, 30 Year, Single Family, TBA, 5.00%	94.19	09/04/08	325	7
Union Bank of Switzerland AG †	FNMA, 15 Year, Single Family, TBA, 5.00%	97.50	09/09/08	300	5
Union Bank of Switzerland AG †	FNMA, 15 Year, Single Family, TBA, 6.00%	101.94	09/09/08	815	5
					31

†	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   57

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

*—	On September 15, 2008, the security’s maturity date, the full principal amount was received.

**—	The fair value of the security was written down to zero subsequent to August 31, 2008 which resulted in an impact of approximately $1.45 per share for JPMorgan Short Term Bond Fund and $0.09 per share for JPMorgan Short Term Bond Fund II.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Investment Company Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Fair Valued Investment. The following are approximately the value and percentage of the investments based on total investments that are fair valued (amounts in thousands):

	Value	Percentage
Bond Fund	$17,195	3.8%
Enhanced Income Fund	240	0.4
Short Term Bond Fund	8,539	18.8
Short Term Bond Fund II	1,769	0.9

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures established by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(v)—	As a result of the issuer missing its most recent coupon payment, the Portfolio no longer accrues interest from this security. The issuer has until the security’s maturity date to make any missed payments.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2008.

ARM—	Adjustable Rate Mortgage

ARS—	Argentine Peso

AUD—	Australian Dollar

BRL—	Brazilian Real

CAD—	Canadian Dollar

CAD-BA-CDOR—	Canadian Bank Bill Overnight Rate

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

EGP—	Egyptian Pound

EUR—	Euro

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IOs, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPY—	Japanese Yen

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

PEN—	Peruvian Nuevo Sol

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2008.

TBA—	To Be Announced

TIBOR—	Tokyo Interbank Offered Rate

TRAINS—	Targeted Return Index

TRY—	New Turkish Lira

USD—	United States Dollar

UYU—	Uruguayan Peso

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund		Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$453,151	$309,827	$48,514		$82,504
Investments in affiliates, at value	3,439	12,045	11,208		3,389
Total investment securities, at value	456,590	321,872	59,722		85,893
Cash	319	2	5		1,281
Foreign currency, at value	281	43	—		162
Receivables:
Due from Advisor	—	—	—	(b)	—
Investment securities sold	810,317	—	7,757		36,102
Fund shares sold	500	524	—		91
Interest and dividends	4,082	6,543	235		343
Variation margin on futures contracts	634	—	—	(b)	26
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—		—	(b)
Outstanding swap contracts, at value	4,586	1,548	37		59
Total Assets	1,277,309	330,532	67,756		123,957

LIABILITIES:
Payables:
Due to broker for foreign futures contracts	15	—	—		—
Dividends	308	1,066	53		81
Investment securities purchased	863,493	—	7,768		38,044
Securities sold short, at value	60,280	—	—		—
Fund shares redeemed	432	1,136	6,150		332
Variation margin on futures contracts	163	184	5		24
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—		1
Outstanding options written, at value	2,032	—	—		721
Outstanding swap contracts, at value	6,530	7,194	27		353
Accrued liabilities:
Investment advisory fees	67	189	—		—
Administration fees	25	28	—		—	(b)
Shareholder servicing fees	32	64	—		10
Distribution fees	9	6	—		9
Custodian and accounting fees	13	20	10		15
Trustees’ and Chief Compliance Officer’s fees	3	3	2		1
Other	324	71	54		118
Total Liabilities	933,726	9,961	14,069		39,709
Net Assets	$343,583	$320,571	$53,687		$84,248

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
NET ASSETS:
Paid in capital	$636,237	$339,696	$78,147	$86,547
Accumulated undistributed (distributions in excess of) net investment income	6,200	825	(49)	957
Accumulated net realized gains (losses)	(219,422)	(6,791)	(14,145)	(4,099)
Net unrealized appreciation (depreciation)	(79,432)	(13,159)	(10,266)	843
Total Net Assets	$343,583	$320,571	$53,687	$84,248

Net Assets:
Class A	$18,211	$12,700	$—	$8,904
Class B	3,155	—	—	—
Class C	5,450	4,943	—	10,413
Class R5	—	22,486	—	—
Select Class	76,636	280,442	—	58,127
Institutional Class	141,811	—	53,687	6,804
Ultra	98,320	—	—	—
Total	$343,583	$320,571	$53,687	$84,248

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,330	1,582	—	931
Class B	407	—	—	—
Class C	699	616	—	1,093
Class R5	—	2,797	—	—
Select Class	9,903	34,889	—	6,055
Institutional Class	18,340	—	6,377	708
Ultra	12,721	—	—	—

Net Asset Value:
Class A — Redemption price per share	$7.82	$8.03	$—	$9.57
Class B — Offering price per share (a)	7.76	—	—	—
Class C — Offering price per share (a)	7.80	8.02	—	9.53
Class R5 — Offering and redemption price per share	—	8.04	—	—
Select Class — Offering and redemption price per share	7.74	8.04	—	9.60
Institutional Class — Offering and redemption price per share	7.73	—	8.42	9.61
Ultra — Offering and redemption price per share	7.73	—	—	—
Class A maximum sales charge	3.75%	3.75%	—	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.12	$8.34	$—	$9.94

Cost of investments in non-affiliates	$534,364	$317,135	$58,728	$81,625
Cost of investments in affiliates	3,439	12,045	11,208	3,389
Cost of foreign currency	268	44	—	158
Proceeds received from short positions	60,025	—	—	—
Premiums received from options written	2,414	—	—	750
Premiums paid on swaps	993	—	132	32
Premiums received from swaps	4,180	—	71	77

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Short Term Bond Fund	Short Term Bond Fund II		Strategic Income Fund
ASSETS:
Investments in non-affiliates, at value	$40,278	$188,513		$12,341
Investments in affiliates, at value	5,224	14,281		1,679
Total investment securities, at value	45,502	202,794		14,020
Cash	7	—		24
Foreign currency, at value	3	—		—
Deposits at broker for foreign futures contracts	—	—		—	(b)
Receivables:
Investment securities sold	—	—		3,712
Fund shares sold	83	—	(b)	3
Interest and dividends	319	1,297		153
Tax reclaims	—	—		—	(b)
Variation margin on futures contracts	8	25		18
Outstanding swap contracts, at value	94	143		33
Due from advisor	—	—		19
Total Assets	46,016	204,259		17,982

LIABILITIES:
Payables:
Due to custodian	—	60		—
Due to custodian for foreign currency	—	—	(b)	74
Dividends	95	597		14
Investment securities purchased	—	—		5,579
Securities sold short, at value	—	—		296
Fund shares redeemed	216	492		34
Variation margin on futures contracts	—	—		1
Outstanding options written, at value	—	—		165
Outstanding swap contracts, at value	—	64		159
Accrued liabilities:
Investment advisory fees	5	42		—	(b)
Administration fees	9	5		—
Shareholder servicing fees	6	20		3
Distribution fees	2	43		4
Custodian and accounting fees	2	10		7
Trustees’ and Chief Compliance Officers’ fees	9	7		—	(b)
Other	202	211		95
Total Liabilities	546	1,551		6,431
Net Assets	$45,470	$202,708		$11,551

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
NET ASSETS:
Paid in capital	$187,958	$254,794	$27,470
Accumulated undistributed (distributions in excess of) net investment income	4,849	(84)	68
Accumulated net realized gains (losses)	(99,799)	(34,620)	(15,264)
Net unrealized appreciation (depreciation)	(47,538)	(17,382)	(723)
Total Net Assets	$45,470	$202,708	$11,551

Net Assets:
Class A	$8,426	$19,466	$6,013
Class B	—	—	2,393
Class C	—	—	2,154
Class M	—	129,104	—
Select Class	14,744	54,138	829
Institutional Class	22,300	—	162
Total	$45,470	$202,708	$11,551

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,002	2,112	731
Class B	—	—	291
Class C	—	—	262
Class M	—	14,003	—
Select Class	1,751	5,860	101
Institutional Class	2,651	—	20

Net Asset Value:
Class A — Redemption price per share	$8.41	$9.22	$8.22
Class B — Offering price per share (a)	—	—	8.23
Class C — Offering price per share (a)	—	—	8.23
Class M — Offering price per share	—	9.22	—
Select Class — Offering and redemption price per share	8.42	9.24	8.23
Institutional Class — Offering and redemption price per share	8.41	—	8.21
Class A maximum sales charge	2.25%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.60	$9.43	$8.54
Class M maximum sales charge	—	1.50%	—
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$9.36	$—

Cost of investments in non-affiliates	$87,929	$205,974	$13,027
Cost of investments in affiliates	5,224	14,281	1,679
Cost of foreign currency	3	— (b)	1
Proceeds received from short positions	—	—	294
Premiums received from options written	—	—	200
Premiums paid on swaps	—	239	5
Premiums received from swaps	—	186	26

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   63

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund		Real Return Fund
INVESTMENT INCOME:
Interest income	$33,970	$12,825	$1,211		$3,775
Interest income from affiliates	16	—	—		—
Dividend income	238	—	—		—
Dividend income from affiliates (a)	347	172	223		64
Foreign taxes withheld	—	36	—		—
Total investment income	34,571	13,033	1,434		3,839

EXPENSES:
Investment advisory fees	1,661	1,097	101		151
Administration fees	564	160	41		44
Distribution fees:
Class A	26	14	—		10
Class B	13	—	—		—
Class C	25	20	—		37
Shareholder servicing fees:
Class A	26	14	—		10
Class B	4	—	—		—
Class C	8	7	—		12
Class R5	—	6	—		—
Select Class	825	343	—		76
Institutional Class	130	—	40		3
Custodian and accounting fees	79	67	22		78
Interest expense	12	—	—		2
Professional fees	66	45	32		57
Trustees’ and Chief Compliance Officers’ fees	9	2	1		1
Printing and mailing costs	57	9	2		1
Registration and filing fees	63	33	6		21
Transfer agent fees	99	42	2		25
Other	78	16	9		49
Total expenses	3,745	1,875	256		577
Less amounts waived	(485)	—	(175)		(238)
Less earnings credits	(4)	(1)	—	(b)	— (b)
Less expense reimbursements	—	—	—	(b)	(14)
Net expenses	3,256	1,874	81		325
Net investment income (loss)	31,315	11,159	1,353		3,514

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(155,704)	$(5,556)	$(3,010)	$(1,369)
Investments in affiliates	(778)	—	—	—
Securities sold short	8,657	—	40	315
Written options	7,635	—	—	308
Futures	(7,641)	1,953	128	(794)
Swaps	(15,264)	18	(51)	(448)
Foreign currency transactions	(37)	(453)	—	7
Net realized gain (loss)	(163,132)	(4,038)	(2,893)	(1,981)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,718	(8,950)	(2,642)	(3,802)
Investments in affiliates	585	—	—	—
Securities sold short	(31)	—	(7)	(59)
Written options	5,135	—	—	307
Futures	(2,515)	(833)	(70)	18
Swaps	1,167	(743)	(172)	(22)
Foreign currency translations	499	364	—	107
Change in net unrealized appreciation (depreciation)	9,558	(10,162)	(2,891)	(3,451)
Net realized/unrealized gains (losses)	(153,574)	(14,200)	(5,784)	(5,432)
Change in net assets resulting from operations	$(122,259)	$(3,041)	$(4,431)	$(1,918)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   65

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
INVESTMENT INCOME:
Interest income	$17,714	$4,670	$361
Interest income from affiliates	51	9	—
Dividend income from affiliates (a)	326	338	20
Total investment income	18,091	5,017	381

EXPENSES:
Investment advisory fees	887	278	29
Administration fees	361	113	6
Distribution fees:
Class A	12	27	8
Class B	—	—	11
Class C	—	—	8
Class M	—	241	—
Shareholder servicing fees:
Class A	12	27	8
Class B	—	—	4
Class C	—	—	3
Class M	—	172	—
Select Class	697	79	1
Institutional Class	71	—	—	(b)
Custodian and accounting fees	41	38	62
Interest expense	— (b)	—	—
Professional fees	51	60	36
Trustees’ and Chief Compliance Officers’ fees	4	2	—	(b)
Printing and mailing costs	35	42	2
Registration and filing fees	15	16	23
Transfer agent fees	31	34	20
Other	48	62	21
Total expenses	2,265	1,191	242
Less amounts waived	(479)	(262)	(35)
Less earnings credits	(3)	(1)	—	(b)
Less expense reimbursements	—	—	(124)
Net expenses	1,783	928	83
Net investment income (loss)	16,308	4,089	298

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(44,566)	$(3,690)	$(325)
Investments in affiliates	(802)	(144)	—
Securities sold short	1,846	—	102
Written options	1,796	145	(36)
Futures	(4,332)	(65)	(43)
Swaps	3,215	(327)	(74)
Foreign currency transactions	(13)	—	10
Net realized gain (loss)	(42,856)	(4,081)	(366)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(9,330)	(5,351)	(330)
Investments in affiliates	(63)	(5)	—
Securities sold short	(1,942)	—	(4)
Written options	2,156	374	47
Futures	(383)	(248)	(3)
Swaps	(9,626)	(1,356)	2
Foreign currency translations	(6)	—	7
Change in net unrealized appreciation (depreciation)	(19,194)	(6,586)	(281)
Net realized/unrealized gains (losses)	(62,050)	(10,667)	(647)
Change in net assets resulting from operations	$(45,742)	$(6,578)	$(349)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,315	$117,741	$11,159	$17,161	$1,353	$8,234
Net realized gain (loss)	(163,132)	(12,726)	(4,038)	513	(2,893)	(3,805)
Change in net unrealized appreciation (depreciation)	9,558	(116,371)	(10,162)	(8,893)	(2,891)	(7,554)
Change in net assets resulting from operations	(122,259)	(11,356)	(3,041)	8,781	(4,431)	(3,125)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(653)	(1,302)	(416)	(543)	—	—
From net realized gains	—	—	—	(205)	—	—
Class B
From net investment income	(103)	(173)	—	—	—	—
Class C
From net investment income	(186)	(306)	(166)	(217)	—	—
From net realized gains	—	—	—	(79)	—	—
Class R5
From net investment income	—	—	(821)	(1,294)	—	—
From net realized gains	—	—	—	(363)	—	—
Select Class
From net investment income	(18,668)	(82,232)	(9,901)	(14,385)	—	—
From net realized gains	—	—	—	(4,326)	—	—
Institutional Class
From net investment income	(8,467)	(21,498)	—	—	(1,229)	(8,070)
From net realized gains	—	—	—	—	—	(189)
Ultra
From net investment income	(5,142)	(9,393)	—	—	—	—
Total distributions to shareholders	(33,219)	(114,904)	(11,304)	(21,412)	(1,229)	(8,259)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,180,489)	(244,149)	34,194	175,875	(43,831)	(68,540)

NET ASSETS:
Change in net assets	(1,335,967)	(370,409)	19,849	163,244	(49,491)	(79,924)
Beginning of period	1,679,550	2,049,959	300,722	137,478	103,178	183,102
End of period	$343,583	$1,679,550	$320,571	$300,722	$53,687	$103,178
Accumulated undistributed (distributions in excess of) net investment income	$6,200	$8,104	$825	$970	$(49)	$(173)

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Real Return Fund		Short Term Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,514	$3,897	$16,308	$85,886
Net realized gain (loss)	(1,981)	585	(42,856)	(28,575)
Change in net unrealized appreciation (depreciation)	(3,451)	4,183	(19,194)	(32,299)
Change in net assets resulting from operations	(1,918)	8,665	(45,742)	25,012

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(282)	(63)	(258)	(548)
Class C
From net investment income	(320)	(23)	—	—
Select Class
From net investment income	(2,057)	(3,530)	(10,680)	(63,417)
Institutional Class
From net investment income	(236)	(359)	(3,106)	(21,722)
Total distributions to shareholders	(2,895)	(3,975)	(14,044)	(85,687)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,366	4,482	(966,738)	(520,629)

NET ASSETS
Change in net assets	6,553	9,172	(1,026,524)	(581,304)
Beginning of period	77,695	68,523	1,071,994	1,653,298
End of period	$84,248	$77,695	$45,470	$1,071,994
Accumulated undistributed (distributions in excess of) net investment income	$957	$338	$4,849	$2,585

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund II		Strategic Income Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,089	$14,171	$298	$1,089
Net realized gain (loss)	(4,081)	3,124	(366)	(395)
Change in net unrealized appreciation (depreciation)	(6,586)	(8,617)	(281)	(880)
Change in net assets resulting from operations	(6,578)	8,678	(349)	(186)
Net equalization credits (debits)	(77)	(204)	(3)	(18)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(404)	(1,177)	(205)	(380)
Class B
From net investment income	—	—	(91)	(215)
Class C
From net investment income	—	—	(67)	(121)
Class M
From net investment income	(2,406)	(6,753)	—	(40)
Select Class
From net investment income	(1,219)	(6,250)	(31)	(87)
Institutional Class
From net investment income	—	—	(21)	(184)
Total distributions to shareholders	(4,029)	(14,180)	(415)	(1,027)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(36,405)	(96,618)	(2,956)	(8,100)

NET ASSETS
Change in net assets	(47,089)	(102,324)	(3,723)	(9,331)
Beginning of period	249,797	352,121	15,274	24,605
End of period	$202,708	$249,797	$11,551	$15,274
Accumulated undistributed (distributions in excess of) net investment income	$(84)	$(144)	$68	$185

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,217	$20,591	$8,290	$15,321	$—	$—
Dividends and distributions reinvested	545	1,043	324	579	—	—
Cost of shares redeemed	(8,506)	(14,713)	(3,528)	(9,276)	—	—
Redemption fees	—	—	1	1	—	—
Change in net assets from Class A capital transactions	$(4,744)	$6,921	$5,087	$6,625	$—	$—
Class B
Proceeds from shares issued	$173	$2,256	$—	$—	$—	$—
Dividends and distributions reinvested	71	124	—	—	—	—
Cost of shares redeemed	(747)	(1,593)	—	—	—	—
Change in net assets from Class B capital transactions	$(503)	$787	$—	$—	$—	$—
Class C
Proceeds from shares issued	$1,547	$6,191	$892	$4,511	$—	$—
Dividends and distributions reinvested	129	186	125	237	—	—
Cost of shares redeemed	(3,045)	(3,436)	(983)	(710)	—	—
Redemption fees	—	—	— (a)	1	—	—
Change in net assets from Class C capital transactions	$(1,369)	$2,941	$34	$4,039	$—	$—
Class R5
Proceeds from shares issued	$—	$—	$348	$14,037	$—	$—
Dividends and distributions reinvested	—	—	821	1,657	—	—
Cost of shares redeemed	—	—	— (a)	(935)	—	—
Redemption fees	—	—	1	4	—	—
Change in net assets from Class R5 capital transactions	$—	$—	$1,170	$14,763	$—	$—
Select Class
Proceeds from shares issued	$61,263	$716,798	$65,042	$198,351	$—	$—
Dividends and distributions reinvested	7,709	26,966	1,793	6,144	—	—
Cost of shares redeemed	(652,495)	(995,991)	(38,946)	(54,085)	—	—
Redemptions in-kind (Note 8)	(359,805)	—	—	—	—	—
Redemption fees	—	—	14	38	—	—
Change in net assets from Select Class capital transactions	$(943,328)	$(252,227)	$27,903	$150,448	$—	$—
Institutional Class
Proceeds from shares issued	$24,741	$166,454	$—	$—	$300	$94,077
Dividends and distributions reinvested	6,611	13,089	—	—	742	5,748
Cost of shares redeemed	(153,446)	(205,895)	—	—	(44,873)	(168,365)
Redemptions in-kind (Note 8)	(51,776)	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(173,870)	$(26,352)	$—	$—	$(43,831)	$(68,540)
Ultra
Proceeds from shares issued	$22,537	$46,145	$—	$—	$—	$—
Dividends and distributions reinvested	3,253	5,205	—	—	—	—
Cost of shares redeemed	(35,258)	(27,569)	—	—	—	—
Redemptions in-kind (Note 8)	(47,207)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(56,675)	$23,781	$—	$—	$—	$—

Total change in net assets from capital transactions	$(1,180,489)	$(244,149)	$34,194	$175,875	$(43,831)	$(68,540)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	398	2,226	1,007	1,738	—	—
Reinvested	66	114	40	68	—	—
Redeemed	(1,019)	(1,611)	(433)	(1,085)	—	—
Change in Class A Shares	(555)	729	614	721	—	—
Class B
Issued	21	247	—	—	—	—
Reinvested	9	14	—	—	—	—
Redeemed	(90)	(176)	—	—	—	—
Change in Class B Shares	(60)	85	—	—	—	—
Class C
Issued	184	675	108	515	—	—
Reinvested	16	21	15	28	—	—
Redeemed	(367)	(378)	(120)	(83)	—	—
Change in Class C Shares	(167)	318	3	460	—	—
Class R5
Issued	—	—	42	1,586	—	—
Reinvested	—	—	101	193	—	—
Redeemed	—	—	— (a)	(106)	—	—
Change in Class R5 Shares	—	—	143	1,673	—	—
Select Class
Issued	7,278	78,063	7,923	22,695	—	—
Reinvested	932	2,987	221	717	—	—
Redeemed	(78,985)	(110,580)	(4,745)	(6,279)	—	—
Redemptions in-kind (Note 8)	(46,607)	—	—	—	—	—
Change in Select Class Shares	(117,382)	(29,530)	3,399	17,133	—	—
Institutional Class
Issued	2,959	18,319	—	—	36	9,634
Reinvested	810	1,449	—	—	86	602
Redeemed	(18,543)	(22,790)	—	—	(5,224)	(17,529)
Redemptions in-kind (Note 8)	(6,707)	—	—	—	—	—
Change in Institutional Class Shares	(21,481)	(3,022)	—	—	(5,102)	(7,293)
Ultra
Issued	2,751	5,126	—	—	—	—
Reinvested	400	576	—	—	—	—
Redeemed	(4,366)	(3,082)	—	—	—	—
Redemptions in-kind (Note 8)	(6,115)	—	—	—	—	—
Change in Ultra Shares	(7,330)	2,620	—	—	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Real Return Fund		Short Term Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,632	$4,834	$1,242	$10,776
Dividends and distributions reinvested	259	49	236	514
Cost of shares redeemed	(3,661)	(481)	(3,174)	(8,426)
Change in net assets from Class A capital transactions	$4,230	$4,402	$(1,696)	$2,864
Class C
Proceeds from shares issued	$11,571	$3,908	$—	$—
Dividends and distributions reinvested	228	20	—	—
Cost of shares redeemed	(4,843)	(26)	—	—
Change in net assets from Class C capital transactions	$6,956	$3,902	$—	$—
Select Class
Proceeds from shares issued	$4,370	$4,331	$61,088	$500,278
Dividends and distributions reinvested	2,056	3,530	756	3,886
Cost of shares redeemed	(6,484)	(12,106)	(557,088)	(816,136)
Redemptions in-kind (Note 8)	—	—	(275,798)	—
Change in net assets from Select Class capital transactions	$(58)	$(4,245)	$(771,042)	$(311,972)
Institutional Class
Proceeds from shares issued	$197	$363	$29,787	$128,940
Dividends and distributions reinvested	41	60	1,734	11,725
Cost of shares redeemed	— (a)	—	(166,724)	(352,186)
Redemptions in-kind (Note 8)	—	—	(58,797)	—
Change in net assets from Institutional Class capital transactions	$238	$423	$(194,000)	$(211,521)

Total change in net assets from capital transactions	$11,366	$4,482	$(966,738)	$(520,629)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Real Return Fund		Short Term Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	771	490	141	1,148
Reinvested	27	5	27	55
Redeemed	(378)	(50)	(357)	(906)
Change in Class A Shares	420	445	(189)	297
Class C
Issued	1,174	397	—	—
Reinvested	24	2	—	—
Redeemed	(504)	(3)	—	—
Change in Class C Shares	694	396	—	—
Select Class
Issued	449	460	7,042	52,766
Reinvested	212	372	86	415
Redeemed	(666)	(1,244)	(63,856)	(87,596)
Redemptions in-kind (Note 8)	—	—	(32,033)	—
Change in Select Class Shares	(5)	(412)	(88,761)	(34,415)
Institutional Class
Issued	20	38	3,442	13,637
Reinvested	4	7	198	1,250
Redeemed	— (a)	—	(19,033)	(37,736)
Redemptions in-kind (Note 8)	—	—	(6,837)	—
Change in Institutional Class Shares	24	45	(22,230)	(22,849)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Short Term Bond Fund II		Strategic Income Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,366	$6,310	$750	$1,979
Dividends and distributions reinvested	387	1,118	113	211
Cost of shares redeemed	(3,925)	(8,955)	(848)	(3,096)
Change in net assets from Class A capital transactions	$(2,172)	$(1,527)	$15	$(906)
Class B
Proceeds from shares issued	$—	$—	$134	$422
Dividends and distributions reinvested	—	—	54	131
Cost of shares redeemed	—	—	(1,110)	(2,283)
Change in net assets from Class B capital transactions	$—	$—	$(922)	$(1,730)
Class C
Proceeds from shares issued	$—	$—	$439	$676
Dividends and distributions reinvested	—	—	44	77
Cost of shares redeemed	—	—	(382)	(1,528)
Change in net assets from Class C capital transactions	$—	$—	$101	$(775)
Class M
Proceeds from shares issued	$—	$1	$—	$—
Dividends and distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(8,472)	(28,875)	—	(2,948)
Change in net assets from Class M capital transactions	$(8,472)	$(28,874)	$—	$(2,948)
Select Class
Proceeds from shares issued	$175	$8,986	$6	$245
Dividends and distributions reinvested	54	272	25	74
Cost of shares redeemed	(25,990)	(75,475)	(234)	(761)
Change in net assets from Select Class capital transactions	$(25,761)	$(66,217)	$(203)	$(442)
Institutional Class
Proceeds from shares issued	$—	$—	$— (a)	$867
Dividends and distributions reinvested	—	—	9	71
Cost of shares redeemed	—	—	(1,956)	(2,237)
Change in net assets from Institutional Class capital transactions	$—	$—	$(1,947)	$(1,299)

Total change in net assets from capital transactions	$(36,405)	$(96,618)	$(2,956)	$(8,100)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund II		Strategic Income Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	146	642	89	220
Reinvested	41	115	13	24
Redeemed	(420)	(916)	(100)	(349)
Change in Class A Shares	(233)	(159)	2	(105)
Class B
Issued	—	—	16	46
Reinvested	—	—	7	15
Redeemed	—	—	(132)	(256)
Change in Class B Shares	—	—	(109)	(195)
Class C
Issued	—	—	53	76
Reinvested	—	—	5	9
Redeemed	—	—	(46)	(170)
Change in Class C Shares	—	—	12	(85)
Class M
Issued	—	— (a)	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(907)	(2,950)	—	(324)
Change in Class M Shares	(907)	(2,950)	—	(324)
Select Class
Issued	19	914	1	27
Reinvested	6	28	3	8
Redeemed	(2,743)	(7,736)	(28)	(86)
Change in Select Class Shares	(2,718)	(6,794)	(24)	(51)
Institutional Class
Issued	—	—	— (a)	99
Reinvested	—	—	1	8
Redeemed	—	—	(229)	(257)
Change in Institutional Class Shares	—	—	(228)	(150)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

Short Term Bond Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(45,742)
Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,970,962)
Proceeds from disposition of investment securities	3,229,286
Covers of investment securities sold short	(2,273,472)
Proceeds from disposition of investment securities sold short	1,615,610
Purchases of short-term investments, net	26,988
Decrease in premiums received on written options	(7,485)
Decrease in premiums paid/received on swaps	(160)
Decrease in unrealized appreciation/depreciation on swap contracts	9,626
Decrease in unrealized appreciation/depreciation on investments	9,393
Decrease in unrealized appreciation/depreciation on securities sold short	1,942
Decrease in unrealized appreciation/depreciation on foreign currency translations	6
Increase in unrealized appreciation/depreciation on written options	(2,156)
Realized gain/loss on investments	45,368
Realized gain/loss on investment securities sold short	(1,846)
Realized gain/loss on swap contracts	(3,215)
Realized gain/loss on written options	(1,796)
Decrease in receivable for investments sold	937,977
Decrease in interest and dividends receivable	10,778
Decrease in variation margin receivable	2,865
Decrease in payable for investments purchased	(879,314)
Decrease in dividends and distributions payable	(3,750)
Decrease in variation margin payable	(2,210)
Decrease in accrued expenses and other liabilities	(323)
Net amortization/accretion of income	309
Net cash provided (used) by operating activities	697,717

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	92,362
Net cost of shares redeemed	(779,776)
Cash distributions paid (net of reinvestments of $2,726)	(11,318)
Net cash provided (used) by financing activities	(698,732)
Net decrease in cash	(1,015)

Cash:
Beginning of period (including foreign currency of $8)	1,025
End of period (including foreign currency of $3)	$10

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of a redemption in-kind of $301,219.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$8.87	$0.22	(g)	$(1.00)	$(0.78)	$(0.27)	$—	$—		$(0.27)
Year Ended February 29, 2008	9.40	0.47		(0.54)	(0.07)	(0.46)	—	—		(0.46)
September 1, 2006 through February 28, 2007 (e)	9.29	0.22		0.12	0.34	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	—		(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—		(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—		(0.62)
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	—		(0.48)

Class B
Six Months Ended August 31, 2008 (Unaudited)	8.80	0.19	(g)	(0.99)	(0.80)	(0.24)	—	—		(0.24)
Year Ended February 29, 2008	9.34	0.41		(0.55)	(0.14)	(0.40)	—	—		(0.40)
September 1, 2006 through February 28, 2007 (e)	9.23	0.19		0.12	0.31	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(h)	(0.55)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—		(0.40)

Class C
Six Months Ended August 31, 2008 (Unaudited)	8.85	0.19	(g)	(1.00)	(0.81)	(0.24)	—	—		(0.24)
Year Ended February 29, 2008	9.39	0.42		(0.56)	(0.14)	(0.40)	—	—		(0.40)
September 1, 2006 through February 28, 2007 (e)	9.27	0.19		0.13	0.32	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	—		(0.55)
March 31, 2003 (f) through August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	—		(0.14)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	8.78	0.24	(g)	(1.01)	(0.77)	(0.27)	—	—		(0.27)
Year Ended February 29, 2008	9.31	0.48		(0.54)	(0.06)	(0.47)	—	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.20	0.23		0.12	0.35	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.76	0.42		(0.28)	0.14	(0.43)	(0.27)	—		(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	—		(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	—		(0.63)
Year Ended August 31, 2003	10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	—		(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.82	(8.91)%	$18,211	0.75%	5.32%	0.99%	360%
8.87	(0.82)	25,579	0.75	5.22	0.97	821
9.40	3.72	20,271	0.75	4.89	0.95	357
9.29	1.42	13,632	0.75	4.55	0.97	711
9.85	5.06	5,963	0.75	3.63	1.31	559
10.05	6.61	3,004	0.75	3.19	1.88	571
10.03	4.32	2,000	0.75	3.86	1.59	679

7.76	(9.17)	3,155	1.40	4.65	1.49	360
8.80	(1.58)	4,113	1.40	4.56	1.47	821
9.34	3.42	3,564	1.40	4.23	1.45	357
9.23	0.90	2,814	1.40	3.99	1.47	711
9.78	4.23	2,283	1.44	2.93	1.90	559
9.97	5.89	1,972	1.50	2.48	2.36	571
9.95	2.94	2,000	1.50	3.19	2.14	679

7.80	(9.23)	5,450	1.40	4.66	1.49	360
8.85	(1.54)	7,659	1.40	4.57	1.47	821
9.39	3.53	5,146	1.40	4.26	1.45	357
9.27	0.87	2,574	1.39	3.90	1.46	711
9.83	4.13	425	1.42	2.96	1.82	559
10.03	5.84	211	1.50	2.45	2.36	571
10.01	(0.69)	200	1.50	3.02	1.78	679

7.74	(8.86)	76,636	0.65	5.67	0.73	360
8.78	(0.71)	1,116,991	0.65	5.31	0.71	821
9.31	3.81	1,459,959	0.65	4.97	0.70	357
9.20	1.55	1,310,157	0.65	4.69	0.71	711
9.76	5.12	202,659	0.66	3.72	0.74	559
9.97	6.88	188,775	0.66	3.33	0.78	571
9.94	3.82	308,000	0.66	3.97	0.76	679

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund (continued)
Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	$8.77	$0.23	(g)	$(0.99)	$(0.76)	$(0.28)	$—	$—	$(0.28)
Year Ended February 29, 2008	9.31	0.50		(0.56)	(0.06)	(0.48)	—	—	(0.48)
September 1, 2006 through February 28, 2007 (e)	9.19	0.22		0.14	0.36	(0.24)	—	—	(0.24)
Year Ended August 31, 2006	9.75	0.46		(0.31)	0.15	(0.44)	(0.27)	—	(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—	(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—	(0.65)
Year Ended August 31, 2003	10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	—	(0.50)

Ultra
Six Months Ended August 31, 2008 (Unaudited)	8.77	0.24	(g)	(1.00)	(0.76)	(0.28)	—	—	(0.28)
Year Ended February 29, 2008	9.31	0.51		(0.56)	(0.05)	(0.49)	—	—	(0.49)
September 1, 2006 through February 28, 2007 (e)	9.20	0.24		0.12	0.36	(0.25)	—	—	(0.25)
Year Ended August 31, 2006	9.76	0.48		(0.32)	0.16	(0.45)	(0.27)	—	(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	—	(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	—	(0.66)
Year Ended August 31, 2003	10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	—	(0.51)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.73	(8.78)%	$141,811	0.49%	5.62%	0.59%	360%
8.77	(0.68)	349,342	0.49	5.47	0.56	821
9.31	3.99	398,771	0.49	5.15	0.55	357
9.19	1.70	265,279	0.49	4.91	0.58	711
9.75	5.33	259,697	0.49	3.85	0.59	559
9.96	6.96	318,100	0.49	3.51	0.62	571
9.94	3.99	478,000	0.49	4.10	0.60	679

7.73	(8.74)	98,320	0.40	5.68	0.49	360
8.77	(0.56)	175,866	0.40	5.56	0.47	821
9.31	3.95	162,248	0.40	5.23	0.45	357
9.20	1.80	145,624	0.40	5.00	0.48	711
9.76	5.45	126,272	0.40	3.90	0.51	559
9.97	7.05	380,794	0.40	3.59	0.56	571
9.95	4.08	444,000	0.40	4.19	0.55	679

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Emerging Markets Debt Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$8.41	$0.27	$(0.37)	$(0.10)	$(0.28)	$—	$—	$(0.28)
Year Ended February 29, 2008	8.73	0.54	(0.18)	0.36	(0.53)	(0.15)	—	(0.68)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.37	0.58	(0.21)	(0.03)	—	(0.24)
June 30, 2006 (f) through August 31, 2006	7.93	0.08	0.46	0.54	(0.08)	—	—	(0.08)

Class C
Six Months Ended August 31, 2008 (Unaudited)	8.40	0.26	(0.38)	(0.12)	(0.26)	—	—	(0.26)
Year Ended February 29, 2008	8.73	0.50	(0.19)	0.31	(0.49)	(0.15)	—	(0.64)
September 1, 2006 through February 28, 2007 (e)	8.39	0.20	0.36	0.56	(0.19)	(0.03)	—	(0.22)
June 30, 2006 (f) through August 31, 2006	7.93	0.07	0.47	0.54	(0.08)	—	—	(0.08)

Class R5
Six Months Ended August 31, 2008 (Unaudited)	8.42	0.30	(0.38)	(0.08)	(0.30)	—	—	(0.30)
Year Ended February 29, 2008	8.73	0.60	(0.19)	0.41	(0.57)	(0.15)	—	(0.72)
September 1, 2006 through February 28, 2007 (e)	8.39	0.24	0.36	0.60	(0.23)	(0.03)	—	(0.26)
May 15, 2006 (f) through August 31, 2006	8.07	0.14	0.33	0.47	(0.15)	—	—	(0.15)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	8.42	0.29	(0.38)	(0.09)	(0.29)	—	—	(0.29)
Year Ended February 29, 2008	8.74	0.56	(0.18)	0.38	(0.55)	(0.15)	—	(0.70)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.39	0.60	(0.22)	(0.03)	—	(0.25)
Year Ended August 31, 2006	9.29	0.45	0.42	0.87	(0.46)	(1.35)	—	(1.81)
Year Ended August 31, 2005	9.58	0.61	1.08	1.69	(0.67)	(1.31)	—	(1.98)
Year Ended August 31, 2004	9.02	0.67	0.60	1.27	(0.71)	—	—	(0.71)
Year Ended August 31, 2003	7.53	0.68	1.53	2.21	(0.72)	—	—	(0.72)

Enhanced Income Fund
Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	8.99	0.14	(0.57)	(0.43)	(0.14)	—	—	(0.14)
Year Ended February 29, 2008	9.75	0.53	(0.76)	(0.23)	(0.51)	—	(0.02)	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.76	0.27	(0.01)	0.26	(0.27)	—	—	(0.27)
Year Ended August 31, 2006	9.82	0.50	(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28	(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)
Year Ended August 31, 2003	9.98	0.23	(0.12)	0.11	(0.23)	—	—	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

				Ratios/Supplemental data
						Ratios to average net assets (a)
Contribution from affiliate	Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$—	(g)	$8.03	(1.15)%	$12,700	1.44%		7.01%	1.44%	23%
—	—	(g)	8.41	4.22	8,140	1.47		7.22	1.47	80
—	—	(g)	8.73	6.96	2,154	1.50		5.20	1.59	68
—	—	(g)	8.39	6.82	41	1.50		6.17	1.71	270

—	—	(g)	8.02	(1.40)	4,943	1.93		6.36	1.93	23
—	—	(g)	8.40	3.63	5,154	1.97		6.50	1.98	80
—	—	(g)	8.73	6.73	1,332	2.00		4.66	2.09	68
—	—	(g)	8.39	6.77	27	2.00		5.87	2.20	270

—	—	(g)	8.04	(0.92)	22,486	0.99		7.31	0.99	23
—	—	(g)	8.42	4.79	22,347	1.02		7.25	1.03	80
—	—	(g)	8.73	7.15	8,571	1.05		5.42	1.14	68
—	—	(g)	8.39	5.88	2,426	1.05		7.23	1.23	270

—	—	(g)	8.04	(1.02)	280,442	1.19		7.10	1.19	23
—	—	(g)	8.42	4.48	265,081	1.22		7.10	1.23	80
—	—	(g)	8.74	7.17	125,421	1.25		4.98	1.35	68
0.04(h)	—	(g)	8.39	10.99 (h)	117,423	1.26	(i)	5.77	1.42	270
—	—	(g)	9.29	19.87	34,448	1.25		6.56	1.72	337
—	—		9.58	14.56	36,145	1.26	(i)	7.01	1.65	166
—	—		9.02	30.49	60,000	1.25		8.11	1.52	157

—	—		8.42	(4.85)	53,687	0.20		3.34	0.63	92
—	—		8.99	(2.53)	103,178	0.20		5.37	0.56	269
—	—		9.75	2.66	183,102	0.20		5.53	0.55	44
—	—		9.76	4.61	131,238	0.20		5.04	0.57	264
—	—		9.82	2.69	163,344	0.20		2.66	0.56	128
—	—		9.84	1.28	293,752	0.20		1.47	0.56	156
—	—		9.86	1.14	354,000	0.20		2.33	0.56	328

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Real Return Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.13	$0.37		$(0.61)	$(0.24)	$(0.32)	$—	$(0.32)
Year Ended February 29, 2008	9.52	0.54		0.58	1.12	(0.51)	—	(0.51)
September 1, 2006 through February 28, 2007 (e)	9.51	0.04		0.03	0.07	(0.06)	—	(0.06)
Year Ended August 31, 2006 (f)	10.00	0.42		(0.46)	(0.04)	(0.45)	—	(0.45)

Class C
Six Months Ended August 31, 2008 (Unaudited)	10.08	0.33		(0.58)	(0.25)	(0.30)	—	(0.30)
Year Ended February 29, 2008	9.49	0.50		0.57	1.07	(0.48)	—	(0.48)
September 1, 2006 through February 28, 2007 (e)	9.50	0.02		0.02	0.04	(0.05)	—	(0.05)
Year Ended August 31, 2006 (f)	10.00	0.41		(0.50)	(0.09)	(0.41)	—	(0.41)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.16	0.41		(0.64)	(0.23)	(0.33)	—	(0.33)
Year Ended February 29, 2008	9.54	0.52		0.63	1.15	(0.53)	—	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.02	0.08	(0.07)	—	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.48		(0.49)	(0.01)	(0.46)	—	(0.46)

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	10.17	0.41		(0.63)	(0.22)	(0.34)	—	(0.34)
Year Ended February 29, 2008	9.55	0.54		0.63	1.17	(0.55)	—	(0.55)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.03	0.09	(0.07)	—	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.49		(0.49)	—	(0.47)	—	(0.47)

Short Term Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	9.19	0.24	(g)	(0.77)	(0.53)	(0.25)	—	(0.25)
Year Ended February 29, 2008	9.52	0.44		(0.32)	0.12	(0.45)	—	(0.45)
September 1, 2006 through February 28, 2007 (e)	9.50	0.22		0.03	0.25	(0.23)	—	(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)	—	(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	(0.20)
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	(0.39)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.20	0.20	(g)	(0.73)	(0.53)	(0.25)	—	(0.25)
Year Ended February 29, 2008	9.53	0.46		(0.32)	0.14	(0.47)	—	(0.47)
September 1, 2006 through February 28, 2007 (e)	9.51	0.23		0.03	0.26	(0.24)	—	(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)	—	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	(0.22)
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	(0.41)

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	9.19	0.22	(g)	(0.73)	(0.51)	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.53	0.52		(0.37)	0.15	(0.49)	—	(0.49)
September 1, 2006 through February 28, 2007 (e)	9.51	0.24		0.03	0.27	(0.25)	—	(0.25)
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)	—	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)	—	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)	—	(0.24)
Year Ended August 31, 2003	10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.57	(2.36)%	$8,904	0.90%	8.10%	1.48%	197%
10.13	12.30	5,171	0.90	4.60	1.92	494
9.52	0.78	630	0.90	0.85	1.34	154
9.51	(0.33)	584	0.90	3.96	1.45	223

9.53	(2.49)	10,413	1.40	7.62	1.98	197
10.08	11.71	4,023	1.40	3.36	2.75	494
9.49	0.48	27	1.40	0.41	1.85	154
9.50	(0.80)	24	1.40	4.58	1.95	223

9.60	(2.23)	58,127	0.65	8.20	1.24	197
10.16	12.63	61,551	0.65	5.50	1.31	494
9.54	0.83	61,757	0.65	1.18	1.09	154
9.53	0.01	58,882	0.65	5.20	1.21	223

9.61	(2.15)	6,804	0.50	8.33	1.09	197
10.17	12.79	6,950	0.50	5.60	1.18	494
9.55	0.96	6,109	0.50	1.22	0.94	154
9.53	0.12	944	0.50	7.35	0.98	223

8.41	(5.81)	8,426	0.75	5.33	0.92	229
9.19	1.26	10,944	0.75	4.69	0.90	506
9.52	2.64	8,510	0.75	4.77	0.89	143
9.50	2.93	5,819	0.75	4.49	0.91	540
9.64	1.29	3,393	0.75	3.20	1.21	194
9.84	1.92	3,000	0.75	2.00	1.17	261
9.85	2.08	9,000	0.75	2.39	1.10	386

8.42	(5.79)	14,744	0.55	4.50	0.66	229
9.20	1.47	832,289	0.55	4.94	0.65	506
9.53	2.72	1,190,100	0.55	4.96	0.64	143
9.51	3.22	640,217	0.55	4.73	0.65	540
9.64	1.52	159,035	0.56	3.48	0.68	194
9.84	1.99	94,681	0.58	2.22	0.73	261
9.86	2.28	122,000	0.56	2.59	0.71	386

8.41	(5.59)	22,300	0.30	4.87	0.51	229
9.19	1.62	228,761	0.30	5.20	0.50	506
9.53	2.84	454,688	0.30	5.19	0.49	143
9.51	3.47	380,233	0.30	4.87	0.51	540
9.64	1.75	471,460	0.30	3.60	0.53	194
9.85	2.38	641,869	0.30	2.49	0.55	261
9.86	2.44	806,000	0.30	2.85	0.55	386

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.66	$0.18		$(0.44)	$(0.26)	$(0.18)	$—	$—		$(0.18)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—	—		(0.45)
September 1, 2006 through February 28, 2007 (e)	9.84	0.22	(g)	0.02	0.24	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(g)	(0.02)	0.19	(0.21)	—	—	(h)	(0.21)
Year Ended August 31, 2003	10.33	0.23	(g)	(0.04)	0.19	(0.24)	(0.05)	—	(h)	(0.29)

Class M
Six Months Ended August 31, 2008 (Unaudited)	9.66	0.16		(0.43)	(0.27)	(0.17)	—	—		(0.17)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—	—		(0.42)
September 1, 2006 through February 28, 2007 (e)	9.84	0.21	(g)	0.02	0.23	(0.22)	—	—		(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(g)	(0.02)	0.16	(0.18)	—	—	(h)	(0.18)
Year Ended August 31, 2003	10.33	0.21	(g)	(0.04)	0.17	(0.22)	(0.05)	—	(h)	(0.27)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.68	0.24		(0.49)	(0.25)	(0.19)	—	—		(0.19)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.86	0.23	(g)	0.02	0.25	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(g)	(0.03)	0.20	(0.23)	—	—	(h)	(0.23)
Year Ended August 31, 2003	10.35	0.27	(g)	(0.05)	0.22	(0.27)	(0.05)	—	(h)	(0.32)

Strategic Income Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	8.72	0.20	(g)	(0.42)	(0.22)	(0.28)	—	—		(0.28)
Year Ended February 29, 2008	9.24	0.51	(g)	(0.54)	(0.03)	(0.49)	—	—		(0.49)
September 1, 2006 through February 28, 2007 (e)	9.11	0.22	(g)	0.15	0.37	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.33	0.43	(g)	(0.14)	0.29	(0.51)	—	—		(0.51)
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—		(0.38)
Year Ended August 31, 2004	8.92	0.48	(g)	0.15	0.63	(0.47)	—	—		(0.47)
Year Ended August 31, 2003	8.64	0.40	(g)	0.31	0.71	(0.43)	—	—		(0.43)

Class B
Six Months Ended August 31, 2008 (Unaudited)	8.72	0.18	(g)	(0.41)	(0.23)	(0.26)	—	—		(0.26)
Year Ended February 29, 2008	9.24	0.46	(g)	(0.54)	(0.08)	(0.44)	—	—		(0.44)
September 1, 2006 through February 28, 2007 (e)	9.11	0.20	(g)	0.14	0.34	(0.21)	—	—		(0.21)
Year Ended August 31, 2006	9.32	0.39	(g)	(0.14)	0.25	(0.46)	—	—		(0.46)
February 18, 2005 (f) through August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	—		(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$9.22	(2.72)%	$19,466	0.75%		3.75%	1.08%	52%
—		9.66	2.78	22,655	0.75		4.51	1.01	338
—		9.84	2.42	24,652	0.75		4.53	0.98	246
—		9.84	2.56	32,557	0.75		4.46	0.95	479
—		10.02	1.09	41,311	0.75		2.94	1.00	201
—		10.21	1.85	55,000	0.75		2.03	1.10	253
—		10.23	1.88	44,000	0.75		2.31	0.96	319

—		9.22	(2.85)	129,104	1.00		3.50	1.18	52
—		9.66	2.42	144,078	1.00		4.26	1.11	338
—		9.85	2.39	175,836	1.00		4.29	1.08	246
—		9.84	2.30	209,284	1.00		4.19	1.05	479
—		10.02	0.83	371,756	1.00		2.67	1.03	201
—		10.21	1.58	643,278	1.00		1.75	1.04	253
—		10.23	1.64	1,168,000	1.00		2.07	1.04	319

—		9.24	(2.59)	54,138	0.50		4.00	0.83	52
—		9.68	3.02	83,064	0.50		4.76	0.75	338
—		9.86	2.54	151,633	0.50		4.75	0.72	246
—		9.86	2.91	375,097	0.50		4.71	0.70	479
—		10.03	1.35	432,056	0.50		3.21	0.68	201
—		10.22	2.01	492,178	0.50		2.26	0.70	253
—		10.25	2.15	342,000	0.50		2.58	0.70	319

—		8.22	(2.51)	6,013	1.14		4.73	3.64	259
—		8.72	(0.31)	6,355	1.15		5.65	2.69	704
—		9.24	4.05	7,705	1.15		4.78	3.74	223
—	(h)	9.11	3.24	6,660	1.15		4.67	3.77	299
—		9.33	7.04	3,965	1.17		4.29	2.11	461
—		9.08	7.20	802	1.27	(i)	5.31	4.23	152
—		8.92	8.33	300	1.25		4.45	7.26	248

—		8.23	(2.62)	2,393	1.64		4.35	4.12	259
—		8.72	(0.86)	3,492	1.65		5.13	3.16	704
—		9.24	3.79	5,498	1.65		4.28	4.23	223
—	(h)	9.11	2.80	5,996	1.65		4.21	4.08	299
—		9.32	2.77	6,715	1.65		3.91	2.43	461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Strategic Income Fund (continued)
Class C
Six Months Ended August 31, 2008 (Unaudited)	$8.72	$0.18	(g)	$(0.41)	$(0.23)	$(0.26)	$—	$—	$(0.26)
Year Ended February 29, 2008	9.24	0.46	(g)	(0.54)	(0.08)	(0.44)	—	—	(0.44)
September 1, 2006 through February 28, 2007 (e)	9.12	0.20	(g)	0.13	0.33	(0.21)	—	—	(0.21)
Year Ended August 31, 2006	9.33	0.38	(g)	(0.13)	0.25	(0.46)	—	—	(0.46)
February 18, 2005 (f) through August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	—	—	(0.19)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	8.72	0.21	(g)	(0.41)	(0.20)	(0.29)	—	—	(0.29)
Year Ended February 29, 2008	9.24	0.53	(g)	(0.54)	(0.01)	(0.51)	—	—	(0.51)
September 1, 2006 through February 28, 2007 (e)	9.12	0.23	(g)	0.14	0.37	(0.25)	—	—	(0.25)
Year Ended August 31, 2006	9.33	0.45	(g)	(0.13)	0.32	(0.53)	—	—	(0.53)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	—	(0.40)
Year Ended August 31, 2004	8.92	0.49	(g)	0.16	0.65	(0.49)	—	—	(0.49)
Year Ended August 31, 2003	8.65	0.45	(g)	0.27	0.72	(0.45)	—	—	(0.45)

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	8.72	0.28	(g)	(0.48)	(0.20)	(0.31)	—	—	(0.31)
Year Ended February 29, 2008	9.25	0.55	(g)	(0.55)	— (h)	(0.53)	—	—	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.12	0.24	(g)	0.15	0.39	(0.26)	—	—	(0.26)
Year Ended August 31, 2006	9.33	0.48	(g)	(0.14)	0.34	(0.55)	—	—	(0.55)
Year Ended August 31, 2005	9.08	(0.12)		0.80	0.68	(0.43)	—	—	(0.43)
Year Ended August 31, 2004	8.92	0.51	(g)	0.17	0.68	(0.52)	—	—	(0.52)
Year Ended August 31, 2003	8.65	0.48	(g)	0.27	0.75	(0.48)	—	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$8.23	(2.62)%	$2,154	1.64%		4.19%	4.14%	259%
—		8.72	(0.84)	2,177	1.65		5.10	3.19	704
—		9.24	3.67	3,096	1.65		4.28	4.22	223
—	(h)	9.12	2.82	3,285	1.65		4.20	4.16	299
—		9.33	2.88	2,631	1.65		3.91	2.42	461

—		8.23	(2.26)	829	0.89		5.03	3.38	259
—		8.72	(0.07)	1,086	0.90		5.94	2.39	704
—		9.24	4.07	1,627	0.90		5.03	3.46	223
—	(h)	9.12	3.58	1,796	0.90		4.94	3.32	299
—		9.33	7.30	1,892	0.95		4.30	1.86	461
—		9.08	7.48	2,364	1.01	(i)	5.44	1.95	152
—		8.92	8.48	3,000	1.00		5.10	1.48	248

—		8.21	(2.36)	162	0.64		6.48	3.13	259
—		8.72	0.08	2,164	0.65		6.15	2.23	704
—		9.25	4.30	3,684	0.65		5.28	3.34	223
—	(h)	9.12	3.81	3,851	0.65		5.20	3.20	299
—		9.33	7.63	2,042	0.65		4.45	1.36	461
—		9.08	7.85	40,000	0.66	(i)	5.63	1.22	152
—		8.92	8.86	108,000	0.65		5.42	0.97	248

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra	JPM I
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	JPM I
Enhanced Income Fund	Institutional Class	JPM I
Real Return Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Short Term Bond Fund	Class A, Select Class and Institutional Class	JPM I
Short Term Bond Fund II	Class A, Class M and Select Class	MFG
Strategic Income Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I

Class M Shares of the Strategic Income Fund were liquidated on July 2, 2007.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and

90   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Bond Fund
Level 1	$3,527	$(31)	$900	$(477)
Level 2	435,868	(62,281)	7,948	(6,705)
Level 3	17,195	—	—	—
Total	$456,590	$(62,312)	$8,848	$(7,182)
Emerging Markets Debt Fund
Level 1	$12,045	$—	$—	$(188)
Level 2	309,827	—	1,548	(7,194)
Level 3	—	—	—	—
Total	$321,872	$—	$1,548	$(7,382)
Enhanced Income Fund
Level 1	$11,208	$—	$7	$(8)
Level 2	48,274	—	47	(97)
Level 3	240	—	—	—
Total	$59,722	$—	$54	$(105)
Real Return Fund
Level 1	$3,407	$(6)	$95	$(30)
Level 2	82,486	(715)	105	(354)
Level 3	—	—	—	—
Total	$85,893	$(721)	$200	$(384)
Short Term Bond Fund
Level 1	$5,224	$—	$19	$—
Level 2	31,739	—	94	—
Level 3	8,539	—	—	—
Total	$45,502	$—	$113	$—
Short Term Bond Fund II
Level 1	$14,281	$—	$60	$(7)
Level 2	186,744	—	139	(113)
Level 3	1,769	—	—	—
Total	$202,794	$—	$199	$(120)
Strategic Income Fund
Level 1	$1,686	$(2)	$45	$(9)
Level 2	12,334	(459)	49	(154)
Level 3	—	—	—	—
Total	$14,020	$(461)	$94	$(163)

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Bond Fund
Balance as of 02/29/08	$24,117	—
Realized gain (loss)	— (a)	—
Change in unrealized appreciation (depreciation)	(6,550)	—
Net amortization/accretion	— (a)	—
Net purchases (sales)	(3,184)	—
Net transfers in (out) of Level 3	2,812	—
Balance as of 08/31/08	$17,195	—
Enhanced Income Fund
Balance as of 02/29/08	$1,199	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	1,141	—
Net amortization/accretion	—	—
Net purchases (sales)	(2,100)	—
Net transfers in (out) of Level 3	— (a)	—
Balance as of 08/31/08	$240	—
Short Term Bond Fund
Balance as of 02/29/08	$19,202	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	5,539	—
Net amortization/accretion	5	—
Net purchases (sales)	(16,207)	—
Net transfers in (out) of Level 3	— (a)	—
Balance as of 08/31/08	$8,539	—
Short Term Bond Fund II
Balance as of 02/29/08	$4,247	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	1,322	—
Net amortization/accretion	—	—
Net purchases (sales)	(3,800)	—
Net transfers in (out) of Level 3	— (a)	—
Balance as of 08/31/08	$1,769	—
Strategic Income Fund
Balance as of 02/29/08	$1,197	—
Realized gain (loss)	141	—
Change in unrealized appreciation (depreciation)	(89)	—
Net amortization/accretion	—	—
Net purchases (sales)	(1,249)	—
Net transfers in (out) of Level 3	—	—
Balance as of 08/31/08	$—	—

*Other financial instruments may include futures, forwards and swap contracts.
Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

(a)	Amount rounds to less than $1,000.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

92   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

The following is the value and percentage of net assets of illiquid securities as of August 31, 2008 (amounts in thousands):

	Value	Percentage
Bond Fund	$22,992	6.7%
Emerging Markets Debt Fund	10,841	3.4
Enhanced Income Fund	1,135	2.1
Short Term Bond Fund	9,591	21.1
Short Term Bond Fund II	1,769	0.9
Strategic Income Fund	329	2.8

C. Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Transactions with Affiliates — An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

Affiliate	Value at February 29, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend/ Interest Income	Shares/Principal Amount ($) at August 31, 2008	Value at August 31, 2008
Bond Fund
Bear Stearns Cos., Inc. (The), VAR, 3.19%, 05/18/10*	$6,485	$—	$6,292	$(778)	$16	$—	$—
JPMorgan Prime Money Market Fund, Institutional Class	18,180	490,463	505,204	—	324	3,439	3,439
Total	$24,665			$(778)	$340		$3,439
Emerging Markets Debt Fund
JPMorgan Prime Money Market Fund, Institutional Class	$9,742	$98,169	$95,866	$—	$161	12,045	$12,045
Enhanced Income Fund
JPMorgan Prime Money Market Fund, Institutional Class	$21,994	$38,737	$49,523	$—	$209	11,208	$11,208
Real Return Fund
JPMorgan Prime Money Market Fund, Institutional Class	$3,362	$40,601	$40,574	$—	$60	3,389	$3,389
Short Term Bond Fund
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10*	$5,614	$—	$5,273	$(358)	$19	$—	$—
Bear Stearns Cos., Inc. (The), 5.85%, 07/19/10*	7,572	—	7,050	(444)	32	$—	—
JPMorgan Prime Money Market Fund, Institutional Class	26,684	518,223	539,681	—	304	5,224	5,224
Total	$39,870			$(802)	$355		$5,224

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Affiliate	Value at February 29, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend/ Interest Income	Shares/Principal Amount ($) at August 31, 2008	Value at August 31, 2008
Short Term Bond Fund II
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10*	$1,478	$—	$1,388	$(94)	$5	$—	$—
Bear Stearns Cos., Inc. (The), 5.85%, 07/19/10*	858	—	799	(50)	4	$—	—
JPMorgan Prime Money Market Fund, Institutional Class	23,371	71,428	80,518	—	316	14,281	14,281
Total	$25,707			$(144)	$325		$14,281
Strategic Income Fund
JPMorgan Prime Money Market Fund, Institutional Class	$1,412	$6,738	$6,471	$—	$19	1,679	$1,679

*  Security was purchased prior to its affiliation with JPMorgan Chase & Co.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into non-deliverable forwards (obligations to deliver in US dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate.) The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of August 31, 2008, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

H. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Funds to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options

94   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

subject the Funds to loss only to the extent of the value of the underlying security. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of August 31, 2008, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments. Transactions in written options during the six months ended August 31, 2008 were as follows (amounts in thousands, except number of contracts):

	Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	12,066	$10,207	$1,272,426	$14,933
Options written	6,927	3,169	4,809,983	23,079
Options expired	—	—	(451,952)	(3,234)
Options terminated in closing purchase transactions	(18,357)	(13,166)	(4,022,287)	(32,574)
Options outstanding at August 31, 2008	636	$210	$1,608,170	$2,204

	Real Return Fund
	Number of Contracts	Premiums Received	Notional Value	Notional Value	Premiums Received
Options outstanding at February 29, 2008	488	$470	$19,479	AUD 19,460	$419
Options written	719	299	350,389	—	1,937
Options expired	—	—	—	AUD (19,460)	(18)
Options terminated in closing purchase transactions	(1,087)	(731)	(89,627)	—	(1,626)
Options outstanding at August 31, 2008	120	$38	$280,241	—	$712

	Short Term Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	3,112	$2,997	$405,925	$4,488
Options written	2,855	1,574	76,408	4,162
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(5,967)	(4,571)	(482,333)	(8,650)
Options outstanding at August 31, 2008	—	$—	$—	$—

	Short Term Bond Fund II
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	711	$687	$34,095	$630
Options written	874	420	18,156	974
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(1,585)	(1,107)	(52,251)	(1,604)
Options outstanding at August 31, 2008	—	$—	$—	$—

	Strategic Income Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	137	$56	$5,322	$65
Options written	59	18	136,823	206
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(142)	(54)	(14,655)	(91)
Options outstanding at August 31, 2008	54	$20	$127,490	$180

I. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value and the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in these transactions. Other risks associated with these contracts include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Funds may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return if there is a negative credit event. The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a level of protection against defaults of the issuers as this will reduce the risk where the funds holds or has exposure to the referenced obligation. The Funds also may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Funds may enter into credit default contracts where one party, the protection buyer, makes a periodic payment or pays a premium to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. The Funds, as the protection seller, would effectively add leverage to their portfolios because, in addition to its net assets, the Funds would be subject to investment exposure on the notional amount of the swap. A premium received by the Funds, as the protection seller, is recorded as a liability on the Funds’ books. A premium paid by the Funds, as the protection buyer, is recorded as an asset on the Funds’ books. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Payments received or made as a result of a credit event are recognized, net of a proportional amount of the premium, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the Funds could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Funds may be unable to close out their position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The Funds could be exposed to documentation risk, where the counterparty disagrees as to the meaning of the contractual terms in the agreement. In the event that the referenced obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Credit default swap agreements on credit indices involve one party making periodic payments to another party in exchange for the right to receive a specified return if there is a credit event of all or part of the reference entities comprising the credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. These indices are made up of references credits that are judged by a poll of investment banks to be the most liquid entities in the swap market based on the sector of the index. Components of the indices are representative of certain segments that include, but are not limited to, credit default swaps on investment grade securities, high yield securities, and asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index. The composition of the indices changes about every six months, and for most indices, each name has an equal weight in the index.

Premiums paid/received by the Funds are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

96   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

As of August 31, 2008, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

J. Short Sales — Certain Funds may engage in short sales (selling securities they do not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of August 31, 2008, the Funds had outstanding short sales as listed on their Schedules of Portfolio Investments.

K. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of August 31, 2008, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statements of Assets and Liabilities. The Funds reserve assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Q. Equalization — Strategic Income Fund and Short Term Bond Fund II use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

R. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund and, prior to June 16, 2006, shares of the Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective June 16, 2006, a redemption fee is no longer being charged on shares of the Strategic Income Fund held for less than 60 days.

S. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25
Strategic Income Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2008 were as follows (amounts in thousands):

Bond Fund	$23
Emerging Markets Debt Fund	11
Enhanced Income Fund	14
Real Return Fund	4
Short Term Bond Fund	22
Short Term Bond Fund II	22
Strategic Income Fund	1

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess

98   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

of $25 billion of all such funds. For the six months ended August 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Emerging Markets Debt Fund	0.25	n/a	0.75	n/a
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35%
Strategic Income Fund	0.25	0.75	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Bond Fund	$2		$12
Emerging Markets Debt Fund	2		1
Enhanced Income Fund	—		—
Real Return Fund	11		6
Short Term Bond Fund	1		1
Short Term Bond Fund II	1		—
Strategic Income Fund	—	(a)	3

(a)  Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R5	Select Class	Institutional Class
Bond Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
Emerging Markets Debt Fund	0.25	n/a	0.25	n/a	0.05%	0.25	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.10
Real Return Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10
Short Term Bond Fund	0.25	n/a	n/a	n/a	n/a	0.25	0.10
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	0.25	n/a
Strategic Income Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R5	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a	n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	1.50	n/a	2.00	n/a	1.05%	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Real Return Fund	0.90	n/a	1.40	n/a	n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	0.50	n/a	n/a
Strategic Income Fund	1.15	1.65	1.65	n/a	n/a	0.90	0.65	n/a

The contractual expense limitation agreements were in effect for the six months ended August 31, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the six months ended August 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$184	$136	$28	$348	$—
Enhanced Income Fund	97	22	40	159	—	(a)
Real Return Fund	151	44	43	238	14
Short Term Bond Fund	234	32	74	340	—
Short Term Bond Fund II	24	83	155	262	—
Strategic Income Fund	29	6	—	35	124

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$4	$133	$137
Enhanced Income Fund	—	16	16
Short Term Bond Fund	22	117	139

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2008, the Short Term Bond Fund and Strategic Income Fund incurred approximately $39,000 and less than $1,000, respectively, in brokerage commissions with broker/dealers affiliated with the Advisor.

100   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$8,164,647	$10,675,410	$110,376	$125,494
Emerging Markets Debt Fund	105,055	62,477	851	6,316
Enhanced Income Fund	57,408	80,279	594	1,291
Real Return Fund	177,030	213,813	29,399	13,112
Short Term Bond Fund	1,501,447	2,598,303	469,515	622,060
Short Term Bond Fund II	66,662	96,630	35,033	36,971
Strategic Income Fund	44,600	50,923	1,813	203

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$537,803	$8,700	$89,913	$(81,213)
Emerging Markets Debt Fund	329,180	5,972	13,280	(7,308)
Enhanced Income Fund	69,936	97	10,311	(10,214)
Real Return Fund	85,014	2,092	1,213	879
Short Term Bond Fund	93,153	57	47,708	(47,651)
Short Term Bond Fund II	220,255	713	18,174	(17,461)
Strategic Income Fund	14,706	236	922	(686)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2008. Average borrowings from another fund for the six months ended August 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Bond Fund	$14,381	3	$3

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

For Short Term Bond Fund II, one or more affiliate of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Emerging Market Debt Fund’s relatively large investment in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Market Debt Fund’s ability to repatriate such amounts.

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on July 25, 2008, certain shareholders of the Bond Fund redeemed Select Class Shares, Institutional Class Shares and Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Select Class	$359,805	$(39,311)	Redemption in-kind
Institutional Class	51,776	(5,659)	Redemption in-kind
Ultra	47,207	(5,158)	Redemption in-kind

Pursuant to procedures approved by the Board of Trustees, on July 25, 2008, certain shareholders of the Short Term Bond Fund redeemed Select Class Shares and Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

Short Term Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Select Class	$275,798	$(23,050)	Redemption in-kind
Institutional Class	58,797	(4,913)	Redemption in-kind

9. Subsequent Events

Lehman Brothers Holdings Inc. filed for bankruptcy on September 15, 2008, subsequent to the reporting period. The reported values of the Funds’ positions as of August 31, 2008 in securities of Lehman or its affiliates and in derivatives to which Lehman or its affiliates is a counterparty do not reflect these developments or portfolio transactions after August 31, 2008.

On October 9, 2008, certain shareholders of the Bond Fund redeemed shares of the Institutional Class and the Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from this redemption amounted to approximately 33% of the net assets of the fund.

102   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2008, and continued to hold your shares at the end of the reporting period, August 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Bond Fund
Class A
Actual	$1,000.00	$910.90	$3.60	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class B
Actual	1,000.00	907.30	6.71	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class C
Actual	1,000.00	907.70	6.71	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Select Class
Actual	1,000.00	911.40	3.12	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Institutional Class
Actual	1,000.00	911.20	2.35	0.49
Hypothetical	1,000.00	1,022.67	2.49	0.49
Ultra
Actual	1,000.00	912.60	1.92	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

Emerging Markets Debt Fund
Class A
Actual	1,000.00	988.50	7.22	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$986.00	$9.66	1.93%
Hypothetical	1,000.00	1,015.48	9.80	1.93
Class R5
Actual	1,000.00	990.80	4.97	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Select Class
Actual	1,000.00	989.80	5.97	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19

Enhanced Income Fund
Institutional Class
Actual	1,000.00	951.50	0.98	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

Real Return Fund
Class A
Actual	1,000.00	976.40	4.48	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	975.10	6.97	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	977.70	3.24	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Institutional Class
Actual	1,000.00	978.50	2.49	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Short Term Bond Fund
Class A
Actual	1,000.00	941.90	3.67	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Select Class
Actual	1,000.00	941.10	2.69	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Institutional Class
Actual	1,000.00	944.10	1.47	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Short Term Bond Fund II
Class A
Actual	1,000.00	972.80	3.73	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class M
Actual	1,000.00	971.50	4.97	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	974.10	2.49	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

104   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Strategic Income Fund
Class A
Actual	$1,000.00	$974.90	$5.67	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class B
Actual	1,000.00	973.80	8.16	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	973.80	8.16	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Select Class
Actual	1,000.00	977.40	4.44	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Institutional Class
Actual	1,000.00	976.40	3.19	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect

106   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds. The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Bond Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Bond Fund’s performance was in the fifth, fifth and fourth quintiles for Class A shares and for the

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Emerging Markets Debt Fund’s performance was in the fourth quintile for Class A Shares for the one year period and in the fourth, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Enhanced Income Fund’s performance was in the fifth, fourth and fourth quintiles for Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Strategic Income Fund’s performance was in the fifth quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Real Return Fund’s performance was in the fifth quintile for Class A shares and for the Select Class shares for the one year period and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Short Term Bond Fund’s performance was in the fifth quintile for the Class A shares and in the fifth, fifth and fourth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Short Term Bond Fund II’s performance was in the fourth, fifth and fifth quintiles for the Class A shares and in the fourth quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Bond Fund’s net advisory fee for the Class A shares and the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The

108   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Emerging Markets Debt Fund’s net advisory fee for the Class A shares was in the fifth quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares and the Select Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Enhanced Income Fund’s net advisory fee for the Institutional Class shares was in the first quintile and the actual total expenses for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Strategic Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the fourth quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Real Return Fund’s net advisory fee for the Class A shares and the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the fifth quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Short Term Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Short Term Bond Fund II’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. August 2008.	SAN-INC-808

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Group

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 5, 2008

By:

/s/____________________________

Patricia A. Maleski

Principal Financial Officer

November 5, 2008